As filed with the Securities and Exchange Commission on April 28, 2014

                                                                                                                                 File No. 002-76969
                                                                                                                                   File No. 811-03445

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    [x]

Pre-Effective Amendment No.      [  ]

Post-Effective Amendment No. 53        [x]

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [x]

Amendment No. 54  [x]

THE MERGER FUND
_________________________________________________________________________________
(Exact Name of Registrant as Specified in Charter)

100 Summit Lake Drive
Valhalla, New York 10595
_________________________________________________________________________________
(Address of Principal Executive Offices)                                                                                     (Zip Code)

Registrant’s Telephone Number, including Area Code:  (914) 741-5600

Roy D. Behren and Michael T. Shannon	Copy to:	Jeremy C. Smith
THE MERGER FUND		Ropes & Gray LLP
100 Summit Lake Drive		1211 Avenue of the Americas
Valhalla, New York 10595		New York, New York 10036
_________________________________________________________________________________
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

[ ]	Immediately upon filing pursuant to paragraph (b)	[X]	On April 30, 2014 pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)	[ ]	On (date) pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)	[ ]	On (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

 [  ]           This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

THE MERGER FUND®

INVESTOR CLASS SHARES (MERFX)

INSTITUTIONAL CLASS SHARES (MERIX)

100 Summit Lake Drive
Valhalla, New York 10595

PROSPECTUS

April 30, 2014

This Prospectus includes information you should know about the Fund before you invest.  Please read it carefully.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents - Prospectus

TABLE OF CONTENTS

Table of Contents - Prospectus
i

FUND SUMMARY

Investment Objective:  The Merger Fund (the “Fund”) seeks to achieve capital growth by engaging in merger arbitrage.

Fees and Expenses of the Fund:  The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Investor Class	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed)	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Institutional Class
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.17%	N/A
Other Expenses consisting of Borrowing Expense on Securities Sold Short and Dividends on Securities Sold Short	0.22%	0.22%
Total Other Expenses	0.44%	0.44%
Acquired Fund Fees and Expenses(1)	0.04%	0.04%
Total Annual Fund Operating Expenses Before Fee Waiver(2)	1.65%	1.48%
Fee Waiver(2)	(0.13)%	(0.13)%
Total Annual Fund Operating Expenses After Fee Waiver(2)	1.52%	1.35%

(1)  Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table may not correlate to the expense ratios in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.
(2)  The Fund’s contractual management fee rate is 1.00% of the Fund’s average net assets. The Adviser has agreed to reduce its management fee until April 29, 2015 so that the management fee will be: (i) 1.0% on an annualized basis of the average daily net assets of the Fund on net assets below $1.5 billion; (ii) 0.9% on an annualized basis of the average daily net assets of the Fund on net assets between $1.5 billion and $2.0 billion; (iii) 0.8% on an annualized basis of the average daily net assets of the Fund on net assets between $2.0 billion and $5.0 billion and (iv) 0.75% on an annualized basis of the average daily net assets of the Fund on net assets over $5.0 billion.  This fee waiver arrangement may be terminated at any time by the Fund’s Board of Trustees.

Table of Contents - Prospectus

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Only the first year of each period in the example takes into account the fee waiver described above.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Investor Class Shares	$155	$508	$885	$1,944
Institutional Class Shares	$137	$455	$796	$1,757

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in the Annual Fund Operating Expenses table above or in the Example, affect the Fund’s performance.  During the fiscal year ended December 31, 2013, the Fund’s portfolio turnover rate was 194.47% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its total assets principally in the common stock, preferred stock and, occasionally, warrants of companies which are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations.  Merger arbitrage is a highly specialized investment approach generally designed to profit from the successful completion of such transactions.  Although a variety of strategies may be employed depending upon the nature of the reorganizations selected for investment, the most common merger-arbitrage activity involves purchasing the shares of an announced acquisition target at a discount to their expected value upon completion of the acquisition.  The size of this discount, known as the arbitrage “spread,” generally determines the Fund’s potential profit on any given investment.  Because Westchester Capital Management, LLC (the “Adviser”) seeks to profit from the “spread” described above upon the completion of a merger, takeover or other reorganization rather than the performance of the market overall or any one issuer, the Adviser believes the merger-arbitrage strategy is designed to provide performance that normally has relatively low correlation with the performance of stock markets.

In conjunction with investment in an acquisition target or other investment, the Fund may employ a variety of hedging strategies to protect against issuer-related risk or other risks, including selling short the securities of the company that proposes to acquire the acquisition target and/or the purchase and sale of put and call options.  The Fund may enter into derivative transactions and other instruments of any kind for hedging purposes, duration or volatility management purposes, or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers.  For example, the Adviser may seek to hedge the Fund’s portfolio against a decline in the value of its portfolio securities or a decline in the market generally by purchasing put options.

Table of Contents - Prospectus

In pursuing the Fund’s investment objective and strategies, the Fund may invest in U.S. and foreign securities without limit.  The Fund engages in active trading and may invest a portion of its assets to seek short-term capital appreciation.

The Fund may invest in other investment companies, including exchange-traded funds (“ETFs”).  To the extent that the Fund invests in shares of another investment company or ETF, the Fund bears its proportionate share of the expenses of the underlying investment company or ETF and is subject to the risks of the underlying investment company’s or ETF’s investments.

In making merger arbitrage investments for the Fund, the Adviser is guided by the following general considerations:

•
securities are purchased only after a reorganization is announced or when one or more publicly disclosed events point toward the possibility of some type of merger or other significant corporate event within a reasonable period of time;

•	before an initial position is established, a preliminary analysis is made of the expected transaction to determine the probability and timing of a successful completion;

•
in deciding whether or to what extent to invest, the Adviser evaluates, among other things, the credibility, strategic motivation and financial resources of the participants, and the liquidity of the securities involved in the transaction;

•	the risk-reward characteristics of each arbitrage position are assessed on an ongoing basis, and the Fund’s holdings may be adjusted at any time; and

•
the Adviser may invest the Fund’s assets in both negotiated, or “friendly,” reorganizations and non-negotiated, or “hostile,” takeover attempts, but in either case the Adviser’s primary considerations include the likelihood that the transaction will be successfully completed and its risk-adjusted profile.

The Adviser may sell securities at any time, including if the Adviser’s evaluation of the risk/reward ratio is no longer favorable.

Principal Risks:  You could lose money by investing in the Fund.  Although the Fund will strive to meet its investment objective, there is no assurance that it will do so.  Many factors affect the Fund’s net asset value (“NAV”) and performance, including the following:

Merger and Event-Driven Risk – Merger-arbitrage and event-driven investing involves the risk that the Adviser’s evaluation of the outcome of a proposed event, whether it be a merger, reorganization, regulatory issue or other event, will prove incorrect and that the Fund’s return on the investment will be negative. Even if the Adviser’s judgment regarding the likelihood of a specific outcome proves correct, the expected event may be delayed or completed on terms other than those originally proposed, which may cause the Fund to lose money or fail to achieve a desired rate of return.  The Fund expects to employ strategies that are not designed to benefit from general market appreciation or improved economic conditions in the global economy.  Accordingly, the Fund may underperform the markets under certain market conditions, such as periods when there is rapid appreciation in the markets.

Table of Contents - Prospectus

Hedging Transactions Risk – The success of the Fund’s hedging strategy will be subject to the Adviser’s ability to assess correctly the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Hedging transactions involve the risk of imperfect correlation.  Imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss.  Hedging transactions also limit the opportunity for gain if the value of a hedged portfolio position should increase.

Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio.  The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result or that its evaluation of the likelihood that a specific merger or reorganization will be completed as expected will prove correct.

Portfolio Turnover Risk – The frequency of the Fund’s transactions will vary from year to year, though merger arbitrage portfolios typically have higher turnover rates than portfolios of typical long-only funds.  Increased portfolio turnover will result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in increased distributions of taxable capital gains to Fund shareholders, including short-term capital gains taxable to shareholders at ordinary income rates. Higher costs associated with increased portfolio turnover may reduce the Fund’s performance. The sale of portfolio securities associated with portfolio turnover may also result in the recognition of capital gain, which will be taxable to shareholders (in the case of short-term capital gain, at ordinary income rates) when distributed to shareholders.

Derivatives Risk – Derivatives, such as options, swaps, futures and forward contracts, may not produce the desired investment results because, for example, they are not perfect substitutes for the underlying securities, indices or currencies from which they are derived. Derivatives also may create leverage which will amplify the effect of their performance on the Fund and may produce significant losses.

Derivatives involve special risks, including: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, or that penalties could be incurred for positions held less than the required minimum holding period; and (7) the inability to close out certain positions to avoid losses, exposing the Fund to greater potential risk of loss.  In addition, the use of derivatives for non-hedging purposes is considered a speculative practice.  There is the possibility that derivative strategies will not be used or that ineffective implementation of derivative strategies or unusual market conditions could result in significant losses to the Fund.

Table of Contents - Prospectus

Foreign Investing Risk – Investing in foreign companies or ETFs which invest in foreign companies, may involve more risks than investing in U.S. companies and such investments may entail political, cultural, regulatory, legal and tax risks different from those associated with comparable transactions in the United States.  These risks can increase the potential for losses in the Fund and may include, among others, currency devaluations, currency risks (fluctuations in currency exchange rates), country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability and policies that have the effect of limiting or restricting foreign investment or the movement of assets) as well as different trading and settlement practices, less government supervision, less publicly available information, limited trading markets and greater volatility than comparable investments in U.S. companies.

Additionally, investments in securities denominated in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar.  A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the Fund and denominated in those currencies.

Debt Securities Risk – Debt securities may fluctuate in value and experience periods of reduced liquidity due to, among other things, changes in interest rates, governmental intervention, general economic conditions, industry fundamentals, market sentiment and the financial condition of the issuer, including the issuer’s credit rating or financial performance.  During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices.  Debt securities may be difficult to value during such periods. When interest rates rise, the values of fixed income debt securities tend to decline.  Securities rated below-investment-grade (and unrated securities of comparable credit quality), commonly referred to as “high-yield” or “junk” bonds, have speculative characteristics and generally have more credit risk than higher-rated securities.  Lower rated issuers are more likely to default and their securities could become worthless.  Below-investment-grade securities are also subject to greater price volatility than investment grade bonds.  In addition, investments in defaulted securities and obligations of distressed issuers, such as issuers undergoing or expected to undergo bankruptcy, may be illiquid and are considered highly speculative.

The market value of convertible debt securities will also be affected by changes in the price of the underlying equity securities.  The market values of debt securities issued by companies involved in pending corporate mergers, takeovers or other corporate events may be determined in large part by the status of the transaction and its eventual outcome, especially if the debt securities are subject to change of control provisions that entitle the holder to be paid par value or some other specified dollar amount upon completion of a transaction or other event.

Table of Contents - Prospectus

Leveraging Risk – If the Fund employs leverage, such as borrowing money to purchase securities, engaging in reverse repurchase agreements, lending portfolio securities and investing in derivative instruments, the Fund’s shares could be expected to be more volatile. Unless profits and income on securities acquired with leverage exceed the costs of the leverage, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage, and the use of leverage will cause any losses the Fund incurs to be greater than they otherwise would have been had the Fund not employed leverage.

Short Selling Risk – If the price of a security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss.  The amount of a potential loss on an uncovered short sale transaction is theoretically unlimited.  Also, the Fund is required to deposit collateral in connection with such short sales and has to pay a fee to borrow particular securities and will often be obligated to pay to the lender of the security amounts equal to any dividends and accrued interest on the borrowed securities during the period of the short sale.

Market Risk – Investment markets can be volatile.  Various market risks can affect the price or liquidity of an issuer’s securities in which the Fund may invest. The prices of investments can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.  The Fund’s investments may decline in value if markets perform poorly.

Legal and Regulatory Risk – Legal, tax and regulatory changes could occur and may adversely affect the Fund and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New (or revised) laws or regulations may be imposed by the U.S. Commodity Futures Trading Commission (“CFTC”), the Securities and Exchange Commission (“SEC”), the Internal Revenue Service (“IRS”), the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the Fund. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.

Other Risks – Certain portfolio management techniques may be considered senior securities unless steps are taken to segregate the Fund’s assets or otherwise cover its obligations. To avoid having these instruments considered senior securities, the Fund intends to segregate liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under these types of transactions, enter into offsetting transactions or otherwise cover such transactions. To the extent the Fund’s assets are segregated or committed as cover, it could limit the Fund’s investment flexibility. Segregating assets and covering positions will not limit or offset losses.

Annual Total Returns:  The information in the bar chart and table shown below provides some indication of the risks of investing in the Fund but does not reflect the deduction of taxes that a shareholder would pay on distributions or redemptions.  The bar chart shows changes in the Fund’s performance from year to year over a ten-year period for Investor Class shares and the table compares the average annual total returns of the Fund’s shares for the 1-, 5- and 10- year periods with those of the S&P 500 Index, a broad measure of market performance.  After-tax returns are shown for Investor Class shares only; after-tax returns for other classes will vary.

Table of Contents - Prospectus

Performance data included herein for periods prior to 2011 reflect that of Westchester Capital Management, Inc., the Fund’s prior investment adviser.  Messrs. Behren and Shannon, the Fund’s current portfolio managers, have served as co-portfolio managers of the Fund since January 2007.  The performance results herein reflect the reinvestment of all dividends and distributions.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at http://www.westchestercapitalfunds.com.

During the ten-year period shown in the above chart, the highest quarterly return was 4.09% (for the quarter ended March 31, 2006) and the lowest quarterly return was -4.00% (for the quarter ended September 30, 2011). For a portion of the periods, the Fund had expense limitations, without which returns would have been lower.

Table of Contents - Prospectus

Average Annual Total Returns
for the Periods Ended December 31, 2013

	1 Year	5 Years	10 Years
Investor Class Shares
Return Before Taxes	3.61%	4.14%	3.54%
Return After Taxes on Distributions	2.79%	3.59%	2.64%
Return After Taxes on Distributions and Sale of Fund Shares	2.30%	3.09%	2.52%
Institutional Class Shares*
Return Before Taxes	3.68%	4.15%	3.55%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	32.39%	17.94%	7.41%

* Performance for Institutional Class shares prior to their inception (8/1/2013) is the historical performance of Investor Class shares, and has not been adjusted for the lower expenses applicable to Institutional Class shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser:  Westchester Capital Management, LLC.

Portfolio Managers:  Mr. Roy D. Behren and Mr. Michael T. Shannon have served as co-portfolio managers of the Fund since January 2007.  Mr. Behren is Co-Manager and Co-President of the Adviser and Co-President, Treasurer and a Trustee of the Fund.  Mr. Shannon is Co-Manager and Co-President of the Adviser and Co-President and a Trustee of the Fund.

Purchase and Sale of Fund Shares:  The minimum investment requirements for initial and subsequent investment are as follows:

	Minimum Initial Investment	Subsequent Investments
Investor Class Shares	$2,000*	$0
Institutional Class Shares	$1,000,000**	$500

*           In general, there is no minimum investment requirement for investments in Investor Class shares by qualified retirement plans or investments that are made through omnibus accounts.
**         The Fund has agreed to waive the minimum initial investment amount for Institutional Class Shares for clients of certain third-party investment programs or platforms that meet certain asset thresholds and with which the Fund has distribution arrangements.

Table of Contents - Prospectus

You may purchase or redeem shares on any business day.  Shares of the Fund may be purchased by sending a completed application form to The Merger Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin, 53201-0701 or through authorized financial intermediaries.

Tax Information:  The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s Web site for more information.

PRINCIPAL INVESTMENT POLICIES

The Fund’s investment objective of achieving capital growth by engaging in merger arbitrage is a fundamental policy, which may not be changed without shareholder approval.   Except as otherwise stated, the Fund’s other investment policies are not fundamental and may be changed without obtaining approval by the Fund’s shareholders.  There is no guarantee that the Fund will achieve its investment objective.

Under normal market conditions, the Fund invests at least 80% of its total assets principally in the common stock, preferred stock and, occasionally, warrants of companies which are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations (“merger-arbitrage investments”).  The Fund will not change this policy without providing shareholders with 60 days’ advance written notice.  The Fund may also invest in preferred stock, debt obligations and occasionally, warrants as part of its merger arbitrage strategy or for other investment purposes.  See “Investment Objectives and Policies” in the Statement of Additional Information.

Merger arbitrage is a highly specialized investment approach generally designed to profit from the successful completion of proposed mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other types of corporate reorganizations.  Although a variety of strategies may be employed depending upon the nature of the reorganizations selected for investment, the most common merger-arbitrage activity involves purchasing the shares of an announced acquisition target at a discount to their expected value upon completion of the acquisition.  The size of this discount, known as the arbitrage “spread,” generally determines the Fund’s potential profit on any given investment.  Because the Adviser seeks to profit from the “spread” described above upon the completion of a merger, takeover or other reorganization rather than the performance of the market overall or any one issuer, the Adviser believes the merger-arbitrage strategy is designed to provide performance that normally has relatively low correlation with the performance of stock markets.

Table of Contents - Prospectus

The Fund may employ a variety of hedging strategies to protect against issuer-related risk or other risks, including selling short the securities of the company that proposes to acquire the acquisition target and/or the purchase and sale of put and call options.  The Fund may enter into derivative transactions and other instruments of any kind for hedging purposes, duration or volatility management purposes, or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers.  For example, the Adviser may seek to hedge the Fund’s portfolio against a decline in the value of its portfolio securities or a decline in the market generally by purchasing put options.  A put option gives the Fund the right to sell, or “put,” a fixed number of shares of stock at a fixed price within a given time frame in exchange for the payment of a premium.  The values of put options generally increase as stock prices decrease. The Fund may sell call options of any kind, including, for example, deep in-the-money call options and naked call options.  The Fund may sell call options for any purpose, including as part of a strategy to minimize the Fund’s trading costs and/or market impact.  The Fund also may use derivative transactions with the purpose or effect of creating investment leverage.

As part of its merger arbitrage strategy, the Fund may engage in various transactions involving put and call options.  For hedging purposes, for example, the Fund may purchase put options or sell (“write”) call options.  A put option is a short-term contract which gives the purchaser of the option, in return for a premium paid, the right to sell the underlying security at a specified price upon exercise of the option at any time prior to the expiration of the option.  The market price of a put option will normally vary inversely with the market price of the underlying security.  A call option is a short-term contract entitling the purchaser, in return for a premium paid, the right to buy the underlying security at a specified price upon exercise of the option at any time prior to its expiration.  The Fund’s investments in derivatives and other synthetic instruments that provide exposure comparable to, or form a part of, a merger-arbitrage related investment will be counted toward satisfaction of the Fund’s 80% policy described above.

The Fund also may borrow from banks, on a secured or unsecured basis at fixed or variable interest rates, to increase its portfolio holdings of securities.  When borrowing money, the Fund must follow specific guidelines under the 1940 Act, which allow the Fund to borrow an amount equal to as much as 33 1/3% of the value of its gross assets.

In pursuing the Fund’s investment objective and strategies, the Fund may invest in U.S. and foreign securities without limit and may invest in companies of any market capitalization.

The Fund may invest in other investment companies, including exchange-traded funds (“ETFs”).  To the extent that the Fund invests in shares of another investment company or ETF, the Fund bears its proportionate share of the expenses of the underlying investment company or ETF and is subject to the risks of the underlying investment company’s or ETF’s investments. Those investments may be made for the purpose of gaining long or short market exposure or managing the Fund’s cash position.  The Fund may hold a significant portion of its assets in cash, money market investments, money market funds or other similar short-term investments for defensive purposes or to preserve the Fund’s ability to capitalize quickly on new market opportunities.

Table of Contents - Prospectus

Historically, the Fund’s investment results (represented by the performance of the Investor Class shares) have often exhibited low relative volatility.  Below is a table comparing the Fund’s beta to that of the Standard & Poor’s 500 Stock Index over the one-year, three-year, five-year and ten-year periods ended December 31, 2013.  An investment’s beta is a statistical measure of volatility, whereby a fund’s sensitivity to movements in the Standard & Poor’s 500 Stock Index is expressed relative to the Index’s beta of 1.0, with numbers higher than 1.0 indicating greater sensitivity and numbers lower than 1.0 indicating less sensitivity.

	1-year period ending 12/31/13	3-year period ending 12/31/13	5-year period ending 12/31/13	10-year period ending 12/31/13
The Merger Fund—Investor Class shares	0.16	-0.05	0.09	0.22
S&P 500 Index	1.00	1.00	1.00	1.00

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  While some periods will be more conducive to a merger-arbitrage strategy than others, the Adviser believes a systematic, disciplined arbitrage program may produce attractive rates of return with relatively low volatility, even in flat or down markets.

In addition to the above strategies, the Fund’s Adviser may invest in other investments or utilize other strategies consistent with its investment objective.  For example, the Fund may pursue other event-driven strategies, including investing in companies that may be (i) involved in significant litigation, (ii) subject to significant regulatory issues or changes, or (iii) exploring strategic alternatives, such as an initial public offering, capital structure restructuring, reorganization or a recapitalization. The success of those strategies will depend upon, among other things, the Adviser’s skill in evaluating the likelihood of the various potential outcomes and the market’s reaction to those outcomes.

In making merger arbitrage investments for the Fund, the Adviser is guided by the following general considerations:

•
securities are purchased only after a reorganization is announced or when one or more publicly disclosed events point toward the possibility of some type of merger or other significant corporate event within a reasonable period of time;

•	before an initial position is established, a preliminary analysis is made of the expected transaction to determine the probability and timing of a successful completion;

Table of Contents - Prospectus

•
in deciding whether or to what extent to invest, the Adviser evaluates, among other things, the credibility, strategic motivation and financial resources of the participants, and the liquidity of the securities involved in the transaction;

•	the risk-reward characteristics of each arbitrage position are assessed on an ongoing basis, and the Fund’s holdings may be adjusted at any time; and

•
the Adviser may invest the Fund’s assets in both negotiated, or “friendly,” reorganizations and non-negotiated, or “hostile,” takeover attempts, but in either case the Adviser’s primary considerations include the likelihood that the transaction will be successfully completed and its risk-adjusted profile.

The Adviser may sell securities at any time, including if the Adviser’s evaluation of risk/reward ratio is no longer favorable.

The Fund engages in active trading and may invest a portion of its assets in any asset class in which it is permitted to invest to seek short-term capital appreciation, which increases the portfolio turnover rate and causes increased brokerage commission costs. A high turnover rate exposes taxable shareholders to a higher current realization of capital gains, and thus a higher current tax liability, than may be associated with investments in other investment companies which emphasize long-term investment strategies and thus have a lower turnover rate.  Portfolio securities may be sold at any time. For example, the Fund’s portfolio managers may sell a Fund investment in order to take advantage of what they consider to be a better investment opportunity, when they believe the investment no longer represents a relatively attractive investment opportunity, or when they perceive deterioration in the credit fundamentals of the issuer.

The Fund may also invest in various types of corporate debt obligations, including defaulted securities and obligations of distressed issuers, as part of its merger-arbitrage strategy or for other investment purposes.

Any percentage limitation or other requirement as to investments will apply only at the time of an investment to which the limitation or requirement is applicable and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Additionally, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether any investment complies with the Fund’s limitation or requirement.

Depending upon the level of merger activity and in attempting to respond to adverse market, economic, political or other conditions, the Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies.  The Fund may temporarily invest a substantial portion of its assets in cash or cash equivalents, including money market instruments such as Treasury bills and other short-term obligations of the United States Government, its agencies or instrumentalities; negotiable bank certificates of deposit; prime commercial paper; and repurchase agreements with respect to the above securities.  As a result of taking such a temporary defensive position, the Fund may not achieve its investment objective.

Table of Contents - Prospectus

Except as otherwise stated, the Fund’s investment policies are not fundamental and may be changed without obtaining approval of the Fund’s shareholders or prior notice.

PRINCIPAL RISKS

The Fund’s investment program involves investment techniques and securities holdings which entail risks, in some cases different from the risks ordinarily associated with investments in equity securities.

The Fund is not intended to provide a balanced investment program.  The Fund is intended to be an investment vehicle only for that portion of an investor’s capital which can appropriately be exposed to risk.  Each investor should evaluate an investment in the Fund in terms of the investor’s own investment goals.

It is possible to lose money on an investment in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its NAV, yield and total return, are the following:

Merger and Event-Driven Risk

A principal risk associated with merger-arbitrage and event-driven investing is that the Adviser’s evaluation of the outcome of a proposed event, whether it be a merger, reorganization, regulatory issue or other event, will prove incorrect and that the Fund’s return on the investment will be negative. Even if the Adviser’s judgment regarding the likelihood of a specific outcome proves correct, the expected event may be delayed or completed on terms other than those originally proposed, which may cause the Fund to lose money or fail to achieve a desired rate of return.  The success of the Fund’s merger arbitrage strategy also depends on the overall volume of merger activity, which has historically been cyclical in nature. During periods when merger activity is low, it may be difficult or impossible to identify opportunities for profit or to identify a sufficient number of such opportunities to provide diversification among potential merger transactions.  If the Adviser determines that a proposed acquisition or other corporate reorganization is likely to be consummated, the Fund may purchase the target company’s securities at prices often only slightly below the value expected to be paid or exchanged for such securities upon completion of the reorganization (and often substantially above the prices at which such securities traded immediately prior to the announcement of the proposed transaction).  If the reorganization appears unlikely to be consummated or in fact is not consummated or is delayed, the market price of the target’s securities may decline sharply. Similarly, if the Fund has sold short the acquirer’s securities in anticipation of covering the short position by delivery of identical securities received in the exchange, the failure of the transaction to be consummated may force the Fund to cover its short position in the open market at a price higher than that at which it sold short, with a resulting loss. In addition, if the Fund purchases the target’s securities at prices above the offer price because the Adviser determines that the offer is likely to be increased or a different and higher offer made, such purchases may be subject to a greater degree of risk.

If, in a transaction in which the Fund has sold the target’s securities short (often at prices significantly below the announced offer price for such securities) based on a determination that the transaction is unlikely to be consummated, and the transaction, in fact, is consummated at the announced price or higher, the Fund may suffer substantial losses if it is forced to cover the short position in the open market at a higher price. In addition, there can be no assurance that securities necessary to cover a short position will be available for purchase or that securities will be available to be borrowed at reasonable costs.

Table of Contents - Prospectus

The Fund may invest in hostile tender offers, proposed leveraged buyouts and other similar situations.  Those types of transactions have a greater risk that the proposed transaction will not be completed successfully and, consequently, a greater risk of loss.  A failed transaction or reorganization may occur for a number of reasons, including failure to get shareholder approval or failure to get regulatory approval.  The Fund may incur significant losses unwinding its merger-arbitrage and event-driven positions in the event that a proposed merger or other corporate event does not occur as expected by the Adviser or the Adviser determines the position no longer represents an attractive investment opportunity.

The Fund generally expects to employ strategies that are not designed to benefit from general market appreciation or improved economic conditions in the global economy.  Indeed, the Adviser may seek to limit the Fund’s investment exposure to the markets generally.  Accordingly, the Fund may underperform the markets under certain market conditions, such as periods when there is rapid appreciation in the markets.

Hedging Transactions Risk

The success of the Fund’s hedging strategy will be subject to the Adviser’s ability to assess correctly the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner.

Hedging against a decline in the value of a portfolio position does not eliminate fluctuations in the values of those portfolio positions or prevent losses if the values of those positions decline. Rather, hedging typically establishes other positions designed to gain from those same declines, thus seeking to moderate the decline in the portfolio position’s value. For a variety of reasons, the Adviser may not establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss.  In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs. The Adviser may determine, in its sole discretion, not to hedge against certain risks and certain risks may exist that cannot be hedged.  Furthermore, the Adviser may not anticipate a particular risk so as to hedge against it effectively.  Hedging transactions also limit the opportunity for gain if the value of a hedged portfolio position should increase.

Hedging activities involve additional expenses and the risk of loss when a hedge is unwound, especially in the case of reorganizations that are terminated.  There is no assurance that any such hedging techniques will employed by the Adviser on behalf of the Fund or that any of those employed will be successful.

Table of Contents - Prospectus

Management Risk

The Fund is subject to management risk because it is an actively managed investment portfolio.  The Adviser’s judgments about the attractiveness and potential appreciation of a security may prove to be inaccurate and may not produce the desired results.  The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result or that its evaluation of the likelihood that a specific merger or reorganization will be completed as expected will prove correct.

Portfolio Turnover Risk

The frequency of the Fund’s transactions will vary from year to year, though merger arbitrage portfolios typically have higher turnover rates than portfolios of typical long-only funds.  Increased portfolio turnover will result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in increased distributions of taxable capital gains to Fund shareholders, including short-term capital gains taxable to shareholders at ordinary income rates. Higher costs associated with increased portfolio turnover may reduce the Fund’s performance. The sale of portfolio securities associated with portfolio turnover may also result in the recognition of capital gain, which will be taxable to shareholders (in the case of short-term capital gain, at ordinary income rates) when distributed to shareholders.  The Fund normally expects to engage in active and frequent trading and expects to have a high rate of portfolio turnover (e.g., greater than 100% annually).

Derivatives Risk

Derivatives typically have a return tied to a formula based upon an interest rate, index, price of a security, currency exchange rate or other reference asset.  Derivatives may also be embedded in securities such as convertibles, which typically include a call option on the issuer’s common stock.  Derivatives, such as options, swaps, futures and forward contracts, may not produce the desired investment results because, for example, they are not perfect substitutes for the underlying securities, indices or currencies from which they are derived.  Derivatives also may create leverage which will amplify the effect of their performance on the Fund and may produce significant losses. When the Adviser uses derivatives, an investment in the Fund may be more volatile than investments in other mutual funds.

Derivatives involve special risks, including: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, or that penalties could be incurred for positions held less than the required minimum holding period; and (7) the inability to close out certain positions to avoid losses, exposing the Fund to greater potential risk of loss.  In addition, the use of derivatives for non-hedging purposes is considered a speculative practice.  There is the possibility that derivative strategies will not be used or that ineffective implementation of derivative strategies or unusual market conditions could result in significant losses to the Fund.

Table of Contents - Prospectus
-15

Foreign Investing Risk

Investing in foreign companies or ETFs which invest in foreign companies, may involve more risks than investing in U.S. companies and such investments may entail political, cultural, regulatory, legal and tax risks different from those associated with comparable transactions in the United States.  These risks can increase the potential for losses in the Fund and may include, among others, currency devaluations, currency risks (fluctuations in currency exchange rates), country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability and policies that have the effect of limiting or restricting foreign investment or the movement of assets) as well as different trading and settlement practices, less government supervision, less publicly available information, limited trading markets and greater volatility than comparable investments in U.S. companies. Additionally, investments in securities denominated in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar.  A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the Fund and denominated in those currencies. The foregoing risks may apply to a greater extent to investments in emerging market countries. The securities markets of emerging market countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed countries. Foreign investments may be subject to foreign withholding taxes.

Debt Securities Risk

Debt securities may fluctuate in value and experience periods of reduced liquidity due to, among other things, changes in interest rates, governmental intervention, general economic conditions, industry fundamentals, market sentiment and the financial condition of the issuer, including the issuer’s credit rating or financial performance.  During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices.  Debt securities may be difficult to value during such periods.  When interest rates rise, the values of fixed income debt securities tend to decline.  Securities rated below-investment-grade (and unrated securities of comparable credit quality), commonly referred to as “high-yield” or “junk” bonds, have speculative characteristics and generally have more credit risk than higher-rated securities.  Lower rated issuers are more likely to default and their securities could become worthless.  These securities may be subject to a greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of junk bonds generally, and less secondary market liquidity. This potential lack of liquidity may make it more difficult for the Fund to accurately value these securities. In addition, investments in defaulted securities and obligations of distressed issuers, such as issuers undergoing or expected to undergo bankruptcy, may be illiquid and are considered highly speculative.

Table of Contents - Prospectus

The market value of convertible debt securities will also be affected by changes in the price of the underlying equity securities.  The market values of debt securities issued by companies involved in pending corporate mergers, takeovers or other corporate events may be determined in large part by the status of the transaction and its eventual outcome, especially if the debt securities are subject to change of control provisions that entitle the holder to be paid par value or some other specified dollar amount upon completion of a transaction or other event.

In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates by purchasing bonds.  Steps by those regulators, including to curtail or “taper” such activities, could result in the effects described above or otherwise adversely affect the value of the Fund’s investments, and could have a material adverse effect on prices for debt securities and the management of the Fund.

Leveraging Risk

The Fund’s investments in futures contracts, forward contracts, swaps and other derivative instruments may provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss.  If the Fund employs leverage through activities such as borrowing money to purchase securities, engaging in reverse repurchase agreements, lending portfolio securities and investing in derivative instruments, the Fund’s shares could be expected to be more volatile. The interest, financing or other costs which the Fund must pay on borrowed money or other forms of leverage, together with any additional fees or requirements, are additional costs which will reduce the Fund’s returns. Unless profits and income on securities acquired with leverage exceed the costs of the leverage, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage, and the use of leverage will cause any losses the Fund incurs to be greater than they otherwise would have been had the Fund not employed leverage.

Short Selling Risk

If the price of a security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss. The amount of a potential loss on an uncovered short sale transaction is theoretically unlimited. Also, the Fund is required to deposit collateral in connection with such short sales and has to pay a fee to borrow particular securities and will often be obligated to pay to the lender of the security amounts equal to any dividends and accrued interest on the borrowed securities during the period of the short sale.  These aspects of short selling increase the costs to the Fund and will reduce its rate of return.   Additionally, the successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

Table of Contents - Prospectus

Market Risk

Investment markets can be volatile.  Various market risks can affect the price or liquidity of an issuer’s securities in which the Fund may invest.  The prices of investments can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.  The Fund’s investments may decline in value if markets perform poorly.  There is also a risk that the Fund’s investments will underperform either the securities markets generally or particular segments of the securities markets.

The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market’s current attitudes about types of securities, market reactions to political, social, economic or other events, including litigation, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument).

Legal and Regulatory Risk

Legal, tax and regulatory changes could occur and may adversely affect the Fund and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New (or revised) laws or regulations may be imposed by the U.S. Commodity Futures Trading Commission (“CFTC”), the Securities and Exchange Commission (“SEC”), the Internal Revenue Service (“IRS”), the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the Fund. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations. In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The CFTC, the SEC, the Federal Deposit Insurance Corporation, other regulators and self-regulatory organizations and exchanges are authorized under these statutes, regulations and otherwise to take extraordinary actions in the event of market emergencies.

The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts; those position limits may apply to certain other derivatives positions the Fund may wish to take. All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if the Fund does not intend to exceed applicable position limits, it is possible that different clients managed by the Adviser and its affiliates may be aggregated for this purpose. Therefore it is possible that the trading decisions of the Adviser may have to be modified and that positions held by the Fund may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the performance of the Fund.

The SEC has in the past adopted interim rules requiring reporting of all short positions above a certain de minimis threshold and may adopt rules requiring monthly public disclosure in the future. In addition, other non-U.S. jurisdictions where the Fund may trade have adopted reporting requirements. If the Fund’s short positions or its strategy become generally known, it could have a significant effect on the Adviser’s ability to implement its investment strategy. In particular, it would make it more likely that other investors could cause a short squeeze in the securities held short by the Fund forcing the Fund to cover its positions at a loss. In addition, if other investors engage in copycat behavior by taking positions in the same issuers as the Fund, the cost of borrowing securities to sell short could increase drastically and the availability of such securities to the Fund could decrease drastically. Such events could make the Fund unable to execute its investment strategy. In addition, if the SEC were to adopt restrictions regarding short sales, they could restrict the Fund’s ability to engage in short sales in certain circumstances, and the Fund may be unable to execute their investment strategies as a result.

Table of Contents - Prospectus

The SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans on short sales of certain securities in response to market events. Bans on short selling may make it impossible for the Fund to execute certain investment strategies and may have a material adverse effect on the Fund’s ability to generate returns.

Investing in companies involved in significant mergers, restructurings and other similar transactions or corporate events tends to involve increased litigation risk. This risk may be greater in the event the Fund takes a large position or is prominently involved on a bankruptcy or creditors’ committee. The expense of asserting claims (or defending claims) and recovering any amounts pursuant to settlements or judgments may be borne by the Fund. Further, ownership of companies over certain threshold levels involves additional filing requirements and substantive regulation on such owners, and if the Fund fails to comply with all of these requirements, the Fund may be forced to disgorge profits, pay fines or otherwise bear losses or other costs from such failure to comply.  Public disclosure of the Fund’s positions could have a significant effect on the Adviser’s ability to implement its investment strategies for the Fund.  For example, if other investors engage in copycat behavior by taking positions in the same issuers as the Fund, the cost of such securities to the Fund could increase drastically.  Additionally, to the extent that such purchases are opposed by management of the target company or others, the Fund may be subject to litigation.  Such events could increase the Fund’s costs significantly, reduce the Fund’s returns, and prevent the Fund from executing its investment strategy.

Other Risks

Certain portfolio management techniques, such as, among other things, using reverse repurchase agreements or dollar rolls, purchasing securities on a when-issued or delayed delivery basis, entering into swap agreements, futures contracts or other derivative transactions, or engaging in short sales, may be considered senior securities unless steps are taken to segregate the Fund’s assets or otherwise cover its obligations. To avoid having these instruments considered senior securities, the Fund intends to segregate liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under these types of transactions, enter into offsetting transactions or otherwise cover such transactions. The Fund may be unable to use such segregated assets for certain other purposes, which could result in the Fund earning a lower return on its portfolio than it might otherwise earn if it did not segregate those assets to cover such positions.  To the extent the Fund’s assets are segregated or committed as cover, it could limit the Fund’s investment flexibility. Segregating assets and covering positions will not limit or offset losses.

Table of Contents - Prospectus

PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (“SAI”).  Currently, disclosure of the Fund’s portfolio holdings is required by law to be made quarterly within 60 days of the end of each fiscal quarter in the annual report and semi-annual report to shareholders and in the Fund’s quarterly holdings report on Form N-Q.  The SAI and Form N-Q may be accessed, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

INVESTMENT ADVISER

Westchester Capital Management, LLC (the “Adviser”), 100 Summit Lake Drive, Valhalla, New York 10595, a registered investment adviser since 2010, has been the Fund’s investment adviser since 2011.  Prior to 2011, the Fund was managed by the Adviser’s predecessor, Westchester Capital Management, Inc.

The Adviser and its affiliate had approximately $5.36 billion in assets under management as of December 31, 2013.  The Adviser and its affiliate manage merger-arbitrage programs and other investment strategies similar to the Fund’s investment strategies for other institutional investors, including a sub-fund of a UCITS fund, other registered open-end investment companies and other investment pools.  Subject to the oversight of the Fund’s Board of Trustees, the Adviser is responsible for the overall management of the Fund’s securities portfolio.

The Fund and the Adviser have entered into an Investment Advisory Contract (the “Advisory Agreement”), under the terms of which the Fund has employed the Adviser to manage the investment of the assets of the Fund, to place orders for the purchase and sale of its portfolio securities, and to be responsible for overall management of the Fund’s securities portfolio, subject to the oversight of the Board of Trustees. Under the Advisory Agreement between the Fund and the Adviser, the Fund pays to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it, a fee at the following annual rate:

Fund	Annual Management Fee (as a Percentage of the Fund’s Average Daily Net Asset Value)
The Merger Fund	1.00%

The Adviser has contractually agreed to reduce its advisory fee until April 29, 2015 so that the advisory fee will be:  (i) 1.0% on an annualized basis of the average daily net assets of the Fund on net assets below $1.5 billion; (ii) 0.9% on an annualized basis of the average daily net assets of the Fund on net assets between $1.5 billion and $2.0 billion; (iii) 0.8% on an annualized basis of the average daily net assets of the Fund on net assets between $2.0 billion and $5.0 billion; and (iv) 0.75% on an annualized basis of the average daily net assets of the Fund on net assets over $5.0 billion.  The Fund paid the Adviser an advisory fee of 0.87% of the Fund’s average daily net assets for the most recent fiscal period (after giving effect to the fee waiver by the Adviser).  This fee waiver arrangement may be terminated at any time by the Fund’s Board of Trustees.  A discussion regarding the basis for the Board of Trustees approving the Advisory Agreement is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2013.

Table of Contents - Prospectus

Portfolio Managers

Mr. Roy D. Behren and Mr. Michael T. Shannon are primarily responsible for the day-to-day management of the Fund’s portfolio.

Mr. Behren has served as Co-President of the Adviser since 2011 and also serves as Co-President, Treasurer and a Trustee of the Fund.  Mr. Behren served as a research analyst for Westchester Capital Management, Inc. (“Westchester”), the Fund’s previous investment adviser, from 1994 until 2010 and as the Chief Compliance Officer of Westchester and the Fund from 2004 until June 2010, and has served as a portfolio manager for the Fund since January 2007.

Mr. Shannon has served as Co-President of the Adviser since 2011 and also serves as Co-President and a Trustee of the Fund.  Mr. Shannon served as Westchester’s Director of Research from May 1996 until April 2005.  From April 2005 to April 2006, Mr. Shannon was Senior Vice President in charge of the Special Situations and Mergers Group of D.E. Shaw & Co.  Mr. Shannon returned to Westchester in May 2006 as a research analyst and portfolio strategist and has served as a portfolio manager for the Fund since January 2007.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

CLASSES OF SHARES

The Fund offers Institutional Class and Investor Class shares.  Each class of shares bears a different level of expenses.  For example, Investor Class shares bear fees under a plan of distribution pursuant to Rule 12b-1 that does not apply to Institutional Class shares (see “Distribution Arrangements – Investor Class Shares” below).  Institutional Class and Investor Class shares are generally available for purchase by all investors, subject to the satisfaction of investment minimums and criteria described below.

The minimum investment requirements for initial and subsequent investment are as follows:

	Minimum Initial Investment	Subsequent Investments
Investor Class Shares	$2,000*	$0
Institutional Class Shares	$1,000,000	$500
* In general, there is no minimum investment requirement for investments in Investor Class shares by qualified retirement plans or investments that are made through omnibus accounts.

Table of Contents - Prospectus

The minimum initial and subsequent investment amounts for Institutional Class Shares may be modified for certain investors. The Fund has agreed to waive the minimum initial investment amount for Institutional Class shares for clients of certain third-party investment programs or platforms that (or whose participants) meet certain asset thresholds and with which the Fund has a distribution arrangement.  The Fund may waive the investment minimums in other cases in its discretion.  The Fund reserves the right to change the minimum investment amounts without prior notice.  More information about the Trust’s multiclass arrangements is included in the SAI.

DISTRIBUTION ARRANGEMENTS—INVESTOR CLASS SHARES

The Fund has adopted a plan of distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that applies to the Fund’s Investor Class shares.  Under the Plan, the Fund may pay the Fund’s distributor for certain of the distribution and shareholder service expenses associated with the Fund’s Investor Class shares, including the cost of providing prospectuses to prospective shareholders, as well as to reimburse the distributor for payments made to any broker-dealer or other financial intermediary with whom the Fund has entered into a contract to distribute the Fund’s Investor Class shares (including the financial intermediary through whom you may purchase shares of the Fund), or any other qualified financial services firm, to compensate those broker-dealers, intermediaries or firms for distribution and/or shareholder-related services with respect to Investor Class shares held or purchased by their respective customers or in connection with the purchase of Investor Class shares attributable to their efforts.  The distributor may also use proceeds from the Plan to pay or reimburse the Adviser for certain marketing and other distribution-related expenses incurred in respect of the Investor Class shares.  The amount of such payments made by the Fund with the proceeds of the Plan in any one year shall not exceed 0.25% of the average daily net assets of the Fund attributable to Investor Class shares, which also may be payable for providing shareholder services.  Because these fees are paid out of the Fund’s assets attributable to Investor Class shares on an on-going basis, all Investor Class shareholders bear them, including those who may have purchased Investor Class shares other than through a financial intermediary, and over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Fund may pay, in respect of all classes of shares, additional amounts from its own resources for the provision of other permitted services, and the Adviser may pay amounts from its own resources for the provision of such services.  Other permitted services may include transfer agency and dividend disbursing fees; charges for the maintenance of records, recordkeeping, and related costs; record-keeping charges; accounting expenses; transfer costs; custodian fees; sub-transfer agency services; sub-accounting services; administrative services; transfer agent and sub-transfer agent services for beneficial owners of the Fund shares; aggregating and processing purchase and redemption orders; providing beneficial owners with statements showing their positions in the Fund; processing dividend payments; providing sub-accounting services for Fund shares held beneficially; forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses to beneficial owners; and receiving, tabulating, and transmitting proxies executed by beneficial owners. The recipients of these payments may be involved in the distribution of the Fund’s shares.

Table of Contents - Prospectus

In addition, for all classes of shares, the distributor and the Adviser and their affiliates from time to time may make payments, such as cash bonuses, or provide other incentives to selected financial intermediaries involved in the distribution of the Fund’s shares as compensation for services such as, without limitation: (i) providing the Fund with “shelf space” or a higher profile with the financial intermediaries’ financial consultants and their customers; (ii) placing the Fund on the financial intermediaries’ preferred or recommended fund list; (iii) granting the distributor or the Adviser or their affiliates access to the financial intermediaries’ financial consultants; (iv) providing assistance in training and educating the financial intermediaries’ personnel; and (v) furnishing marketing support and other specified services.  Any such payments made by the Adviser and its affiliates would be made from their own resources, and payments made by the distributor in respect of the Investor Class shares could be made from the proceeds of the Fund’s Rule 12b-1 plan. The actual services provided, and the payments made for such services, vary from intermediary to intermediary. These payments may be significant to the financial intermediaries and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial intermediaries at seminars or informational meetings. Financial intermediaries include brokers, dealers, insurance companies, third party administrators and banks.

 A number of factors will be considered in determining the amount of these additional payments to financial intermediaries. On some occasions, such payments are conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of the Fund, all other series of the Trust, other funds sponsored by the Adviser and/or a particular class of shares, possibly during a specified period of time. The Adviser, the distributor and their affiliates may also make payments to certain participating financial intermediaries based upon factors such as the amount of assets a financial intermediary’s clients have invested in the Fund and the quality of the financial intermediary’s relationship with the distributor or the Adviser. The additional payments described above are made at the expense of the distributor or the Adviser and their affiliates. These payments are made to financial intermediaries selected by the distributor or Adviser, generally to the intermediaries that have sold significant amounts of shares of the Fund or other Adviser-sponsored funds. In certain cases, these payments are subject to certain minimum payment levels. In some cases, in lieu of payments pursuant to a formula, the distributor or the Adviser and their affiliates may make payments of an agreed-upon amount that normally will not exceed the amount that would have been payable pursuant to the formula. There may be a few relationships on different bases.

The distributor and the Adviser and their affiliates, at their own expense and out of their own assets, may also provide compensation to financial intermediaries in connection with conferences, sales, or training programs for their employees, seminars for the public, advertising or sales campaigns, or other financial intermediary-sponsored special events. In some instances, the compensation may be made available only to certain financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares of the Fund. Intermediaries that are registered broker-dealers may not use sales of Fund shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as the Financial Industry Regulatory Authority (“FINRA”).

Table of Contents - Prospectus

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial intermediaries and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds.  In addition, depending on the arrangements in place at any particular time, a financial intermediary and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes.

Representatives of the distributor and the Adviser or their affiliates visit brokerage firms on a regular basis to educate financial advisors about the Fund and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

The compensation paid by the Fund or the Adviser or their affiliates to an intermediary is typically paid continually over time, during the period when the intermediary’s clients hold investments in the Fund. The amount of continuing compensation paid to different financial intermediaries varies. In addition, the Fund, the distributor, the Adviser and their affiliates may also make payments to financial intermediaries to offset the cost associated with processing transactions in Fund shares or to pay financial intermediaries one-time charges for setting up access for the Fund on particular platforms, as well as transaction fees, or per position fees.  For the fiscal period ended December 31, 2013, Investor Class shares and Institutional Class shares paid from their own resources ten basis points (0.10%) and three basis points (0.03%), respectively, to financial intermediaries for the provision of other permitted services.

INVESTMENT PLANS

Additional information about any of the plans described below may be obtained by contacting the Adviser at 100 Summit Lake Drive, Valhalla, New York 10595 (telephone (914) 741-5600). Certain of the plans described below may be available only to those purchasing Investor Class shares.

IRA Plans

Individuals may establish an Individual Retirement Account (“IRA”) through The Merger Fund IRA Plan under which shares of the Fund may be purchased.  The Merger Fund IRA Plan can be used to make regular IRA contributions, and can also be used for a rollover or transfer from an existing IRA, or for a rollover from a qualified retirement plan from which the individual receives a lump-sum distribution.

An annual maintenance fee of $15.00 will be charged for each IRA.  In addition, a $25.00 processing fee will be assessed for all transactions whereby funds are removed from an account.  The processing fee will not apply to a required distribution from an IRA for which a Systematic Withdrawal Plan has been established.  These fees are subject to change upon notification by U.S. Bancorp Fund Services, LLC to the Fund.

Table of Contents - Prospectus

Qualifying shareholders may invest in the Fund through a “Roth IRA,” which is a form of IRA created in 1997.  Shareholders should consult with their own financial advisers to determine eligibility.

Other Retirement Plans

Investors may invest in the Fund through certain prototype plans for corporations, self-employed individuals or partnerships, and establish a qualified retirement plan under which shares of the Fund may be purchased.  Such plans can accept a transfer or qualified rollover from an existing qualified retirement plan from which an individual receives a lump-sum distribution, as well as regular annual contributions.

An annual maintenance fee of $15.00 will be charged for each account.  In addition, a $25.00 processing fee will be assessed for all transactions whereby funds are removed from an account.  The processing fee will not apply to a required distribution from an account for which a Systematic Withdrawal Plan has been established.  These fees are subject to change upon notification by U.S. Bancorp Fund Services, LLC to the Fund.

Coverdell Education Savings Plan

Investors may invest in the Fund through a form of Coverdell education savings account plan.  Shareholders should consult their financial advisers to determine conditions and eligibility.

HOW TO PURCHASE SHARES

Purchases by mail: Shares of the Fund may be purchased at NAV without any upfront sales or other charge by sending a completed application form (available at www.westchestercapitalfunds.com) to:

The Merger Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

However, applicants should not send any correspondence by overnight courier to the above post-office-box address.  Correspondence sent by overnight courier should be addressed to:

The Merger Fund
c/o U.S. Bancorp Fund Services, LLC
Mutual Fund Services, Third Floor
615 East Michigan Street
Milwaukee, Wisconsin 53202-5207

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Because only physical possession constitutes receipt by the Transfer Agent, deposit in the mail or with such services, or receipt at the U.S. Bancorp Fund Services, LLC post office box, of purchase applications or redemption requests does not constitute receipt by the Transfer Agent until it retrieves mail from the post office box, which it typically does several times per day.

Table of Contents - Prospectus

Initial Investment – By wire:  If you are making an initial investment in the Fund, before you wire funds, please contact the Transfer Agent at 1-800-343-8959 to make arrangements with a service representative to submit your completed application via mail, overnight delivery or facsimile.  Upon receipt of your application, your account will be established by a service representative.  To obtain your new account number, please contact a service representative at 1-800-343-8959.  You may then contact your bank to initiate the wire referencing the account number.  For wire instructions, see “For Subsequent Investments – By wire” below or call a service representative.

For Subsequent Investments – By wire: If you are making a subsequent purchase, your bank should wire funds as indicated below.  Before each wire purchase, you should be sure to notify the Transfer Agent at 1-800-343-8959 of your intent to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire.  It is essential that your bank include complete information about your account in all wire instructions.  If you have questions about how to invest by wire, you may call the Transfer Agent.  Your bank may charge you a fee for sending a wire to the Fund.

U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA# 075000022

Credit:
U.S. Bancorp Fund Services, LLC
Account #112-952-137

Further Credit:
The Merger Fund
(shareholder registration)
(shareholder account number)

Please remember that U.S. Bank, N.A. must receive your wired funds prior to the close of regular trading on the New York Stock Exchange (“NYSE”) for you to receive same-day pricing.  The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.

Shares Purchased Through Financial Intermediaries: Shares of the Fund may also be purchased through authorized financial intermediaries who may charge for their services.  In order for your purchase order to be processed at the Fund’s NAV determined on a business day, an authorized financial intermediary must receive your purchase request in proper order before the close of trading on the NYSE (normally 4:00 p.m., Eastern Time) and the authorized financial intermediary must subsequently communicate the request properly and timely to the Fund.  Please contact your financial intermediary for instructions on how to place purchase requests. Because financial intermediaries’ processing times may vary, please ask your financial intermediary when your account will be credited.

Table of Contents - Prospectus

The minimum initial investment for Institutional Class shares for individuals, IRAs, corporations, partnerships or trusts is $1,000,000. The minimum initial investment for Investor Class shares for individuals, IRAs, corporations, partnerships or trusts is $2,000.  However, the Fund, in its sole discretion, may waive the minimum initial investment amounts on a case-by-case basis.  Minimum investment amounts may be waived for investors who invest through omnibus accounts.  The minimum subsequent investment amount for Institutional Class shares is $500.  There is no minimum for subsequent investments in Investor Class shares.  There is no minimum investment requirement for Investor Class shares for qualified retirement plans.  The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares.  Applications will not be accepted unless they are accompanied by a wire transfer or a check drawn on a U.S. bank, savings and loan, or credit union in U.S. funds for the full amount of the shares to be purchased.

The Fund will not accept payment in cash or money orders.  The Fund also does not accept cashier’s checks in amounts of less than $10,000.  The Fund will not accept third-party checks, Treasury checks, credit-card checks, travelers checks or starter checks for the purchase of shares.  The Fund is unable to accept post-dated checks, post-dated on-line bill-pay checks, or any conditional order or payment.

After an account is opened, additional shares may be purchased by sending a check payable to “The Merger Fund,” together with a note stating the name(s) on the account and the account number, to the Fund’s Transfer Agent, U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

All shares will be purchased at the NAV per share next determined after receipt of the shareholder’s application in “proper order” (which generally means that the Fund has received your fully and properly completed application accompanied by payment and is more fully described below under “Redemptions” below) and acceptance of such application by the Fund in “proper order.”  All purchases received in “proper order” before the close of regular trading on the NYSE will be processed on that same day.  Purchases received after the close of regular trading on the NYSE (normally 4:00 p.m. ET) will receive the next business day’s NAV per share.  In the case of orders submitted through an authorized financial intermediary, the intermediary must also subsequently communicate the request properly and timely to the Fund for you to receive the Fund’s NAV determined on that business day.  No share certificates will be issued.

The Transfer Agent will charge a $25.00 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any payment check or electronic funds transfer that is returned.

Shareholders should contact the Transfer Agent at 1-800-343-8959 to obtain the latest wire instructions for wiring funds to U.S. Bancorp Fund Services, LLC for the purchase of Fund shares and to notify U.S. Bancorp Fund Services, LLC that a wire transfer is coming.

Table of Contents - Prospectus

The Fund reserves the right to close to new investors at any time in the future but has no present plans to do so.

Anti-Money Laundering Compliance

The Fund, the Fund’s distributor and/or your financial intermediary are required to comply with various anti-money laundering laws and regulations.  Consequently, the Fund or the Fund’s distributors may request additional information from you to verify your identity and source of funds.  As requested on the application, you must supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing only a P.O. Box will not be accepted.  If the Fund or the Fund’s distributor deems that the information submitted does not provide for adequate identity verification, it reserves the right to reject your investment and the establishment of your account.  If at any time the Fund believes an investor may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, it may choose not to establish a new account or may be required to “freeze” a shareholder’s account.  It also may be required to provide a governmental agency or another financial institution with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency.  In some circumstances, the law may not permit the Fund or the Fund’s distributors to inform the shareholder that it has taken the actions described above.

Shares of the Fund have not been registered for sale outside the United States.  The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Automatic Investment Plan

Investors may create an Automatic Investment Plan pursuant to which money will be moved from the shareholder’s bank account to the shareholder’s Fund account on a systematic schedule (e.g., monthly, bi-monthly, quarterly or annually) that the shareholder selects.  After making an initial investment meeting the minimum investment amount, the minimum transaction amount for an Automatic Investment Plan is $100.  Any request to change or terminate an Automatic Investment Plan should be submitted to the Transfer Agent by telephone at 1-800-343-8959 or in written form five days prior to the effective date.

Telephone Purchases

Investors may utilize a Telephone Purchase Option pursuant to which money will be moved from the shareholder’s bank account to the shareholder’s Fund account upon request.  The first telephone purchase can occur 15 days after the account was opened.  To have Fund shares purchased at the NAV determined as of the close of regular trading on a given date, U.S. Bancorp Fund Services, LLC must receive your order before the close of regular trading on the NYSE on such date.  Most transfers are completed within three (3) business days.  The minimum transaction amount for a Telephone Purchase is $100.

Table of Contents - Prospectus

After making an initial investment meeting the minimum investment amount, shareholders may elect these options.  For both an Automatic Investment Plan and telephone purchases, only bank accounts held at domestic financial institutions that are ACH members can be used for transactions.

NET ASSET VALUE

The NAV per share of each class of shares of the Fund will be determined on each day when the NYSE is open for business at the close of regular trading on the NYSE and will be computed by determining the aggregate value of all assets of the Fund attributable to that share class less liabilities attributable to that share class, and then dividing by the total number of shares of that class outstanding.  On holidays or other days when the NYSE is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests.  However, on those days the values of the Fund’s assets may be affected, especially if the Fund holds foreign securities that trade on foreign markets that are open.

Equity securities that trade on an exchange will typically be valued based on the last reported sale price.  Securities listed on NASDAQ are typically valued using the NASDAQ Official Closing Price.  If, on a particular day, an exchange-listed security does not trade, then the mean between the closing bid and asked prices will typically be used to value the security.  Fixed income securities having a maturity of greater than 60 days are typically valued based on evaluations provided by a pricing vendor approved by the Board of Trustees.  Exchange-traded options are typically valued at the higher of intrinsic value of the option (i.e., what the Fund can receive upon exercising the option) or the last reported composite sale price when such sale falls between the bid and asked prices.  When the last sale of an exchange-traded option is outside the bid and asked prices, the Fund will typically value the option at the higher of intrinsic value of the option or the mean between the last reported bid and asked prices.  Investments in registered open-end investment companies are typically valued at their reported NAV per share.

The Fund typically fair values securities and assets for which (a) market quotations are not readily available or (b) market quotations are believed to be unrepresentative of market value.  For example, the Fund may fair value a security that primarily trades on an exchange that closes before the NYSE if a significant event occurs after the close of the exchange on which the security primarily trades but before the NYSE closes.  Fair valuations are determined in good faith by the Valuation Group, a committee comprised of persons who are officers of the Trust or representatives of the Adviser, acting pursuant to procedures adopted by the Board of Trustees.  When fair-value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.  In addition, due to the subjective nature of fair-value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

Table of Contents - Prospectus

REDEMPTIONS

Redemptions by Mail

Fund shareholders will be entitled to redeem all or any portion of the shares credited to their accounts by submitting a written request for redemption to:

The Merger Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

Upon the receipt of such a request in “proper order,” as described below, the shareholder will receive a check based on the NAV next determined after the redemption request has been received, which may be more or less than the amount originally invested.  If the shares to be redeemed represent an investment made by check, the Fund reserves the right to withhold the proceeds until the check clears.  It will normally take seven days to clear checks.

A redemption request will be considered to have been received in “proper order” if the following conditions are satisfied:

(i)	the request is in writing, indicates the class and number of shares or dollar amount to be redeemed and identifies the shareholder’s account number;

(ii)	the request is signed by the shareholder(s) exactly as the shares are registered;

(iii)
the request is accompanied by certificates, if any, issued representing the shares, which have been endorsed for transfer (or are themselves accompanied by an endorsed stock power) exactly as the shares are registered; and

(iv)
a signature guarantee, if required, is included.  A signature guarantee is required to redeem shares in the following situations:  if ownership is changed on your account; if the redemption proceeds are payable or sent to any person, address or bank account not on record; if a change of address request was received by the Transfer Agent within the last 15 days; when establishing or modifying certain services on an account; and if the proceeds of a requested redemption exceed $50,000.  In addition to the situations described above, the Fund and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the NYSE Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”).  A notary public is not an acceptable signature guarantor.

Table of Contents - Prospectus

Questions concerning a redemption request may be addressed to the Fund at its principal office.  No redemption request will become effective until all documents have been received in “proper order” by U.S. Bancorp Fund Services, LLC.

Telephone Redemptions

Telephone-redemption privileges are established for shareholders who invest directly in the Fund (i.e., not through an intermediary).  Shareholders who do not wish to establish telephone-redemption privileges should notify the Transfer Agent.  New shareholders who do not wish to establish telephone-redemption privileges may so indicate on the account application.

You may redeem all or some of your shares, with a value ranging from $1,000 to $50,000, by calling the Transfer Agent at 1-800-343-8959 between 9:00 a.m. and 8:00 p.m. Eastern time/6:00 a.m. and 5:00 p.m. Pacific time, on a day when the NYSE is open for trading.  Redemption requests received before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) will typically be priced and processed as of the close of business on that day; requests received after that time will be processed as of the close of business on the next business day.  Telephone redemptions will not be accepted with respect to shares represented by certificates or for retirement accounts.

When you use telephone privileges, you are authorizing the Fund and the Transfer Agent to act upon the telephone instructions of the person or persons you have designated on your account application.  Redemption proceeds will be sent by check to the address of record, as designated on your account application, transferred to the bank account you have designated on your account application, or sent via electronic funds transfer through the Automated Clearing House (ACH) network to a predetermined bank account.  The minimum amount that may be sent is $1,000.  There is no charge to receive redemption proceeds via the ACH network.  However, credit may not be available for two to three business days.  Shareholders who would like to arrange for redemption by wire or designate a bank or account to receive redemption proceeds should send a written request to the Fund at the address listed under “Redemptions by Mail.” The request should be signed by the shareholder(s) exactly as the shares are registered and may require a signature guarantee.  Further documentation may be required.  Please call the Transfer Agent at 1-800-343-8959 if you need assistance.  Once a telephone transaction has been placed, it cannot be canceled or modified.

The Fund and the Transfer Agent will not be liable for any loss, expense, or cost arising out of any telephone transaction request that is reasonably believed to be genuine.  This includes any fraudulent or unauthorized request.  If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.  The Fund may change, modify or terminate these privileges at any time upon written notice to shareholders.  The Fund may suspend temporarily the redemption privilege in emergency situations or in cases where, in the judgment of the Fund, continuation of the privilege would be detrimental to the Fund and its shareholders.  Such temporary suspension can be without prior notification to shareholders.  Once a telephone transaction has been placed, it cannot be canceled or modified.  During periods of high market activity, shareholders may encounter higher than usual call waits.  Please allow sufficient time to place your telephone transaction.

Table of Contents - Prospectus

You may have difficulties in making a telephone redemption during periods of abnormal market activity.  If this occurs, you may make your redemption request in writing.

Shares Held Through Financial Intermediaries

If you purchased shares of the Fund through an authorized financial intermediary, you must typically redeem your shares through that financial intermediary. In order for your redemption order to be processed at the Fund’s NAV determined on a business day, your authorized financial intermediary must receive your redemption request in proper order before the close of regular trading on the NYSE (normally 4:00 p.m., Eastern Time) and the authorized financial intermediary must subsequently communicate the request properly and timely to the Fund.  Please contact your financial intermediary for instructions on how to place a redemption request. Because financial intermediaries’ processing times may vary, please ask your financial intermediary when your account will be credited.

Additional Information on Redemptions

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax.  Redemption requests failing to indicate an election not to have federal tax withheld will be subject to withholding.

Shareholders may also redeem Fund shares through broker-dealers holding such shares who have made arrangements with the Fund permitting redemptions by telephone or facsimile transmission.  These broker-dealers may charge a fee for this service.

If a shareholder’s transactions at any time reduce an Investor Class shareholder’s account in the Fund to below $1,000 in value or an Institutional Class shareholder’s account in the Fund to below $750,000 in value, the Fund may notify the shareholder that, unless the account is brought up to at least such minimum amount, the Fund may, within 30 days, redeem all shares in the account and close it by making payment to the shareholder.

Shareholders who effect redemptions by wire transfer will pay a $15.00 wire transfer fee to U.S. Bancorp Fund Services, LLC to cover costs associated with the transfer.  In addition, a shareholder’s bank may impose a charge for receiving wires.

If an investor elects to receive distributions in cash, and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in the shareholder’s account at the Fund’s then-current asset value and to reinvest all subsequent distributions.

Excessive Short-Term Trading

The Board of Trustees has adopted policies and procedures with respect to excessive short-term trading by Fund shareholders.  Excessive short-term trading activity may reduce the Fund’s performance and harm all of the Fund’s shareholders by interfering with efficient portfolio management, increasing the Fund’s expenses and diluting the Fund’s NAV. Depending on the size and frequency of short-term trades in the Fund’s shares, the Fund may experience increased cash flow volatility, which could require the Fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold otherwise. The need to execute additional portfolio transactions due to these cash flows may increase the Fund’s brokerage and administrative costs and, for investors in taxable accounts, may increase taxable distributions received from the Fund.

Table of Contents - Prospectus

The Fund discourages short-term trading that may disrupt the efficient management of the Fund’s portfolio and materially increase trading costs or taxable distributions to long-term shareholders of the Fund.  The Fund seeks to monitor the trading activities of its shareholders to detect such abusive short-term trading that may be detrimental to the interests of the Fund and its long-term shareholders.  The steps the Fund utilizes to identify and discourage frequent transactions may include monitoring trading activity and imposing trading restrictions on certain accounts.  The Fund reserves the right to reject any purchase order for this purpose.

While the Fund (directly or with the assistance of its service providers) seeks to identify abusive short-term trading, there is no guarantee that the Fund will be able to detect frequent purchases and redemptions that may be abusive or restrict the participants engaged in such activity when detected.  The Fund receives purchase and sale orders through financial intermediaries and may not have access to timely information that would allow the Fund to detect abusive short-term trading.  In such circumstances and others, the Fund’s monitoring activities may be limited to reviewing aggregated cash flows from such accounts and the Fund’s ability to prevent abusive short-term trading may be dependent on the cooperation of a financial intermediary.  Accordingly, the Fund may rely upon an intermediary’s monitoring activity and the intermediary’s ability and willingness to prevent abusive short-term trading.  In addition, even when the Fund has sufficient information, its detection methods may not detect all abusive short-term trading.

Systematic Withdrawal Plan

Individuals whose investments in the Fund have a current value of at least $10,000 may adopt a Systematic Withdrawal Plan to provide for periodic distributions.  By using the Systematic Withdrawal Plan, a shareholder can request monthly, quarterly or annual payments for any designated amount of $500 or more.  Payments may be sent by check to the address of record, or may be sent directly to a designated bank account via electronic funds transfer through the Automated Clearing House (ACH) network.  A Systematic Withdrawal Plan may be opened by selecting this option on your account application or by writing to the Transfer Agent.  Shareholders should contact the Transfer Agent at 1-800-343-8959 for more information about the Fund’s Systematic Withdrawal Plan.

COST BASIS REPORTING

When you redeem Fund shares, the Fund or, if you purchase your shares through a financial intermediary, your financial intermediary generally is required to report to you and the IRS on an IRS Form 1099-B cost-basis information with respect to those shares, as well as information about whether any gain or loss on your redemption is short- or long-term and whether any loss is disallowed under the “wash sale” rules.  This reporting requirement is effective for Fund shares acquired by you (including through dividend reinvestment) on or after January 1, 2012, when you subsequently redeem those shares.  Such reporting generally is not required for shares held in a retirement or other tax-advantaged account.  Cost basis is typically the price you pay for your shares (including reinvested dividends), with adjustments for certain commissions, wash-sales, organizational actions, and other items, including any returns of capital paid to you by the Fund in respect of your shares.  Cost basis is used to determine your net gains and losses on any shares you redeem in a taxable account.

Table of Contents - Prospectus

The Fund or your financial intermediary, as applicable, will permit you to select from a list of alternative cost basis reporting methods to determine your cost basis in Fund shares acquired on or after January 1, 2012.  If you do not select a particular cost basis reporting method, the Fund or financial intermediary will apply its default cost basis reporting method to your shares.  If you hold your shares directly in a Fund account, the Fund’s default method (or the method you have selected by notifying the Fund) will apply; if you hold your shares in an account with a financial intermediary, the intermediary’s default method (or the method you have selected by notifying the intermediary) will apply.  Please contact the Fund at (800) 343-8959 or your financial intermediary, as applicable, for more information on the available methods for cost basis reporting and how to select or change a particular method.  You should consult your tax advisor concerning the application of these rules to your investment in the Fund, and to determine which available cost basis method is best for you.  Please note that you are responsible for calculating and reporting your cost basis in Fund shares acquired prior to January 1, 2012 as this information will not be reported to you by the Fund and may not be reported to you by your financial intermediary.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund intends to distribute substantially all of its net investment income and net capital gains once each fiscal year.  Both distributions will be in shares of the Fund unless you elect to receive cash.  Distributions will be taxable as described below, regardless of whether you receive such distributions in cash or shares of the Fund. The Fund will provide you with an annual statement showing you the amount and tax character (e.g., ordinary or capital) of the distributions you receive each year.

The following tax information is a general summary of certain U.S. federal income tax consequences applicable to an investment in the Fund under the Internal Revenue Code of 1986, as amended and as in effect as of the date of this Prospectus. A more detailed tax discussion is provided in the SAI. The Fund does not intend for this information to address all aspects of taxation that may apply to individual shareholders or to specific types of shareholders such as tax-deferred retirement plans and foreign persons that may qualify for special treatment under U.S. federal income tax laws. You should consult a tax advisor about the U.S. federal, state, local, and foreign tax consequences to you of your investment in the Fund based on your particular circumstances.

The Fund has elected and intends to qualify and be treated each taxable year as a regulated investment company. A regulated investment company is not subject to U.S. federal income tax on income and gains that are distributed in a timely manner to shareholders. Failure to qualify as a regulated investment company would result in fund-level taxation, and, consequently, a reduced return on your investment.

Table of Contents - Prospectus

For U.S. federal income tax purposes, distributions of investment income are generally taxable to you as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned or is considered to have owned the investments that generated them, rather than how long you have owned your shares. Distributions from the sale of investments that the Fund owns or is considered to have owned for more than one year and that are properly reported by the Fund as capital gain dividends are taxable to you as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates.  Distributions from the sale of investments that the Fund owns or is considered to have owned for one year or less are taxable to you as ordinary income. The Fund expects that, as a result of its investment objectives and strategies, its income will consist primarily of short-term capital gains, which when distributed to shareholders are taxable as ordinary income not generally eligible for reduction by capital losses.  Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January.

Properly reported distributions of “qualified dividend income” are taxable to you at the reduced rates applicable to net capital gain, provided that both you and the Fund meet certain holding period and other requirements. The Fund does not expect a significant portion of distributions to be derived from qualified dividend income.

A new 3.8% Medicare contribution tax is imposed on the net investment income of certain individuals whose income exceeds certain threshold amounts, and of certain trusts and estates under similar rules. Net investment income generally includes for this purpose dividends paid by the Fund, including any capital gain dividends, and net gains recognized on the sale, redemption or exchange of shares of the Fund.

Fund distributions are taxable to you even if they are paid from income or gains earned by the Fund prior to your investment and thus were included in the price you paid for your shares. For example, if you purchase shares on or just before the record date of a Fund distribution, you will pay full price for the shares and could receive a portion of your investment back as a taxable distribution.

Investments through tax-qualified retirement plans and other tax-advantaged investors are generally not subject to current federal income tax.  You should consult your tax advisor to determine the suitability of the Fund as an investment through your retirement plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan.

Any gain or loss that results from the redemption of your Fund shares will be treated generally as capital gain or loss for U.S. federal income tax purposes, which will be long-term or short-term depending on how long you have held your shares.

The Fund’s investments in foreign securities, if any, may be subject to foreign withholding taxes. In that case, the Fund’s return on those securities would generally be decreased.  However, if more than 50% of the value of the Fund’s total assets at the close of a taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to “pass through” to you foreign income taxes that it pays. If this election is made, you will be required to include your share of those taxes in gross income as a distribution from the Fund and you generally will be allowed to claim a credit (or a deduction, if you itemize deductions and so choose) for such amounts on your federal U.S. income tax return, subject to certain limitations. If the Fund does not meet the 50% test described above, shareholders generally will not be entitled to claim a credit or deduction for U.S. federal income tax purposes with respect to foreign taxes paid by the Fund.

Table of Contents - Prospectus

In addition, certain of the Fund’s investments, including certain derivatives instruments, foreign securities or foreign currencies could affect the amount, timing and character of distributions you receive and could cause the Fund to recognize taxable income in excess of the cash generated by such investments (which may require the Fund to liquidate other investments in order to make required distributions).

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any shareholder who (i) fails to properly furnish the Fund with a correct taxpayer identification number, (ii) has under-reported dividend or interest income, or (iii) fails to certify to the Fund that he, she or it is not subject to such withholding. The backup withholding rate is 28%.

The Foreign Account Tax Compliance Act (“FATCA”) generally requires the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA.  If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Fund may be required to withhold under FATCA at a rate of 30% on distributions to that shareholder; depending on the nature of the distribution, such withholding would begin as early as July 1, 2014.

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

This summary is not intended to be, nor should it be, construed as legal or tax advice to any current or prospective holder of the Fund’s shares.  The Fund’s shareholders are urged to consult their own tax advisors to determine the tax consequences to them of their ownership of the Fund’s shares.

NOTICES – HOUSEHOLDING & UNCLAIMED PROPERTY

To keep the Fund’s costs as low as possible, the Fund delivers a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names.  This process, known as “householding,” does not apply to account statements.  You may, of course, request an individual copy of a prospectus or financial report at any time.  If you would like to receive separate mailings, please call the Transfer Agent at 1-800-343-8959 and the Fund will begin individual delivery within 30 days of your request.  If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

If no activity occurs in your account within the time period specified by applicable state law, your property may be transferred to the appropriate state.

Table of Contents - Prospectus

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).  The information for the fiscal years ended December 31, 2013, December 31, 2012 the three months ended December 31, 2011 and the fiscal years ended September 30, 2009 through September 30, 2011 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, are included in the Fund’s Annual Report, which is available upon request.

The Merger Fund
FINANCIAL HIGHLIGHTS
Selected per share data is based on a share of beneficial interest outstanding throughout each period.

Investor Class

				Three
				Months
	Year Ended			Ended
	December 31,			Dec. 31,		Year Ended September 30,
	2013	2012		2011*		2011		2010(1)		2009(1)
Per Share Data:
Net Asset Value, beginning of period	$15.83	$15.59		$15.59		$15.93		$15.26		$14.79
Income from investment operations:
Net investment income (loss)(2)	0.04 (3)	(0.05	)(3)	(0.02	)(3)	(0.18	)(3)	(0.02	)(4)	0.24 (4)
Net realized and unrealized
gain on investments	0.53	0.61		0.47		0.13		0.69		0.58
Total from investment operations	0.57	0.56		0.45		(0.05)		0.67		0.82
Redemption fees	—	0.00	(5)	0.00	(5)	0.00	(5)	0.00	(5)	0.00 (5)

Less distributions:
Distributions from net investment income	(0.31)	(0.26)		(0.08)		—		(0.00	)(5)	(0.06)
Distributions from net realized gains	(0.08)	(0.06)		(0.37)		(0.29)		—		(0.05)
Distributions from return of capital	—	—		—		—		—		(0.24)
Total dividends and distributions	(0.39)	(0.32)		(0.45)		(0.29)		(0.00	)(5)	(0.35)
Net Asset Value, end of period	$16.01	$15.83		$15.59		$15.59		$15.93		$15.26

Table of Contents - Prospectus

Total Return	3.61%	3.61%	2.90	%(6)	(0.34)%	4.39%	5.78%
Supplemental data and ratios:
Net assets, end of period (in millions)	$4,843	$4,416	$5,027		$4,914	$3,574	$1,811
Ratio of gross expenses
to average net assets:
Before expense waiver	1.61%	1.82%	1.77	%(7)	2.08%	2.64%	4.22%
After expense waiver	1.48%	1.69%	1.64	%(7)	1.96%	2.57%	4.22%
Ratio of dividends on short positions and
borrowing expense on securities
sold short to average net assets	0.22%	0.42%	0.31	%(7)	0.62%	1.16%	2.68%
Ratio of operating expense to average
net assets excluding dividends on
short positions and borrowing
expense on securities sold short	1.26%	1.27%	1.33	%(7)	1.34%	1.41%	1.54%
Ratio of net investment income (loss)
to average net assets:
Before expense waiver	0.09%	(0.47)%	(0.72	)%(7)	(1.25)%	(1.35)%	(2.49)%
After expense waiver	0.22%	(0.34)%	(0.59	)%(7)	(1.13)%	(1.28)%	(2.49)%
Portfolio turnover rate(8)	194.47%	240.32%	48.13	%(6)	292.79%	192.21%	318.45%

(1)	Performance data included for periods prior to 2011 reflect that of Westchester Capital Management, Inc. the Fund’s prior investment adviser.
(2)
Net investment income (loss) before borrowing expense on securities sold short and dividends on securities sold short for the years ended December 31, 2013, 2012, the three months ended December 31, 2011 and the years ended September 30, 2011, 2010 and 2009 was $0.07, $0.01, $(0.01), $(0.08), $0.12 and $0.55, respectively.

(3)	Net investment income (loss) per share has been calculated based on average shares outstanding during the period.
(4)	Net investment income (loss) per share is calculated using ending balance after consideration of adjustments for permanent book and tax differences.
(5)	Amount is less than $0.005 per share.
(6)	Not annualized.
(7)	Annualized.
(8)
The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short positions) for the Fund as a whole.  The denominator includes the average long positions throughout the period for the Fund as a whole.

*	Stub period from October 1, 2011 through December 31, 2011.

Table of Contents - Prospectus

The Merger Fund
FINANCIAL HIGHLIGHTS
Selected per share data is based on a share of beneficial interest outstanding throughout the period.

Institutional Class

	For the Period from
	August 1, 2013*
	through
	December 31, 2013
Per Share Data:
Net Asset Value, beginning of period	$16.06
Income from investment operations:
Net investment income(1)(2)	0.03
Net realized and unrealized gain on investments	0.31
Total from investment operations	0.34
Redemption fees	—

Less distributions:
Distributions from net investment income	(0.35)
Distributions from net realized gains	(0.08)
Total dividends and distributions	(0.43)
Net Asset Value, end of period	$15.97

Total Return	2.20	%(3)
Supplemental data and ratios:
Net assets, end of period (000’s)	$172,247
Ratio of gross expenses to average net assets:
Before expense waiver	1.32	%(4)
After expense waiver	1.19	%(4)
Ratio of dividends on short positions and borrowing
expense on securities sold short to average net assets	0.19	%(4)
Ratio of operating expense to average net assets excluding dividends
on short positions and borrowing expense on securities sold short	1.00	%(4)
Ratio of net investment income (loss) to average net assets:
Before expense waiver	0.29	%(4)
After expense waiver	0.42	%(4)
Portfolio turnover rate(5)	194.47	%(3)

(1)	Net investment income before borrowing expense on securities sold short and dividends on securities sold short for the period ended December 31, 2013 was $0.04.
(2)	Net investment income per share has been calculated based on average shares outstanding during the period.
(3)	Not annualized.
(4)	Annualized.
(5)
The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short positions) for the Fund as a whole.  The denominator includes the average long positions throughout the period for the Fund as a whole.

*	Commencement of operations.

Further information regarding the Fund’s performance is contained in the Fund’s Annual Report, a copy of which may be obtained without charge.

Table of Contents - Prospectus

THE MERGER FUND®

PROSPECTUS

APRIL 30, 2014

For investors who want more information about the Fund, the following documents are available upon request:

Annual/Semi-Annual Reports:  Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders.  In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information:  The Fund’s SAI provides more detailed information about the Fund and is incorporated by reference into this Prospectus.

The Fund’s Annual Report, Semi-Annual Report and SAI are available, without charge, upon request by contacting the Fund’s Transfer Agent, U.S. Bancorp Fund Services, LLC, at 1-800-343-8959.  Shareholder inquiries can also be directed to U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701.  Correspondence sent by overnight courier should be sent to U.S. Bancorp Fund Services, LLC, Third Floor, 615 East Michigan Street, Milwaukee, WI 53202.

You also can review the Fund’s reports and SAI at the Securities and Exchange Commission’s Public Reference Room.  Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 551-8090. Text-only copies can be obtained from the SEC for a fee by writing to or calling the Public Reference Room of the SEC, Washington, D.C. 20549-0102, 202-551-8090 or by electronic request at publicinfo@sec.gov.  Copies also can be obtained for free from the SEC’s website at www.sec.gov and the Fund’s website at www.westchestercapitalfunds.com.

Investment Company Act File No. 811-03445

Table of Contents - Prospectus

____________________________________

Investor Class Shares	(MERFX)
Institutional Class Shares	(MERIX)

100 Summit Lake Drive
Valhalla, New York 10595

A no-load, open-end, diversified investment company which seeks capital growth by engaging in merger arbitrage.
STATEMENT OF ADDITIONAL INFORMATION April 30, 2014

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectus of The Merger Fund dated April 30, 2014, a copy of which may be obtained without charge by contacting the Fund’s Transfer Agent, U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or 1-800-343-8959.

Table of Contents - Statement of Additional Information (SAI)
2

The Fund’s financial statements, including the notes thereto and the report of the Fund’s independent registered public accounting firm thereon, are incorporated by reference into this SAI from the Fund’s Annual Report dated December 31, 2013, a copy of which may be obtained without charge by contacting the Fund’s Transfer Agent, U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or 1-800-343-8959.

Table of Contents - Statement of Additional Information (SAI)

Table of Contents - Statement of Additional Information (SAI)

Table of Contents - Statement of Additional Information (SAI)
ii

INVESTMENT OBJECTIVES AND POLICIES

(See “PRINCIPAL INVESTMENT
POLICIES” in The Fund’s prospectus.)

The Merger Fund (the “Fund”) is a no-load, open-end, diversified, registered management investment company which seeks to achieve capital growth by engaging in merger arbitrage.  The Fund’s investment objective to achieve capital growth by engaging in merger arbitrage is a fundamental policy, which may not be changed without shareholder approval. Except as otherwise stated, the Fund’s other investment policies are not fundamental and may be changed without obtaining approval by the Fund’s shareholders.  The Fund’s investment adviser is Westchester Capital Management, LLC, 100 Summit Lake Drive, Valhalla, New York 10595 (the “Adviser”).

Trading to seek short-term capital appreciation can be expected to cause the Fund’s portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company and, as a result, may involve increased brokerage commission costs which will be borne directly by the Fund and ultimately by its investors.  See “Allocation of Portfolio Brokerage” and “Portfolio Turnover.” Certain investments of the Fund may, under certain circumstances, be subject to rapid and sizable losses, and there are additional risks associated with the Fund’s overall investment strategy, which may be considered speculative.

Merger Arbitrage

Although a variety of strategies may be employed depending upon the nature of the reorganizations selected for investment, the most common merger-arbitrage activity involves purchasing the shares of an announced acquisition target at a discount to their expected value upon completion of the acquisition.  The size of this discount, known as the arbitrage “spread,” generally determines the Fund’s potential profit on any given investment.  The size of this spread is dependent on a large number of factors, including the status of the negotiations between the two companies (for example, spreads typically narrow as the parties advance from an agreement in principle to a definitive agreement), the complexity of the transaction, the number of regulatory approvals required, the likelihood of government intervention on antitrust or other grounds, the type of consideration to be received and the possibility of competing offers for the target company.  The expected gain on an individual arbitrage investment is normally considerably smaller than the possible loss should the transaction be unexpectedly terminated. The expected timing of each transaction is also important since the length of time that the Fund’s capital must be committed to any given reorganization will affect the rate of return realized by the Fund, and delays can substantially reduce such returns.

Mark-to-market losses on merger arbitrage positions can occur intra-month even if a particular deal is not breaking-up and such losses may or may not be recouped upon successful consummation of such deal. Further, the consummation of mergers, tender offers and exchange offers can be prevented or delayed by a variety of factors, including: (i) regulatory and antitrust restrictions; (ii) political motivations; (iii) industry weakness; (iv) stock specific events; (v) failed financings; and (vi) general market declines. If the Fund does not hedge against market fluctuations, the Fund may incur losses even if the proposed transaction is consummated.

Table of Contents - Statement of Additional Information (SAI)

Merger arbitrage strategies also depend for success on the overall volume of merger activity, which has historically been cyclical in nature. During periods when merger activity is low, it may be difficult or impossible to identify opportunities for profit or to identify a sufficient number of such opportunities to provide diversification among potential merger transactions.  This may be due to, among other things, a number of merger arbitrage advisers and other investors investing in a limited number of potential deals.  Also, when market interest rates are relatively low, the spreads on merger arbitrage positions may be relatively small (i.e., narrow) as well.

Merger arbitrage strategies are also subject to the risk of overall market movements. To the extent that a general increase or decline in equity values affects the stocks involved in a merger arbitrage position differently, the position may be exposed to loss. At any given time, arbitrageurs can become improperly hedged by accident or in an effort to maximize risk-adjusted returns. This can lead to market-related losses.

The Fund may, but will not necessarily, seek to increase the Fund’s return by seeking to capture dividend payments, including special dividends, paid by companies in connection with a reorganization, restructuring or otherwise.

Equity Securities

The Fund may invest in equity securities. Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stock. Common stocks represent an equity or ownership interest in an issuer. Preferred stock represents an equity or ownership interest in an issuer that typically pays dividends at a specified rate and that has priority over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take priority over holders of preferred stock, whose claims take priority over the claims of those who own common stock.

While offering greater potential for long-term growth, equity securities generally are more volatile and riskier than some other forms of investment, particularly debt securities. Therefore, the value of an investment in the Fund may at times decrease instead of increase. The Fund’s investments may include securities traded over-the-counter as well as those traded on a securities exchange. Some securities, particularly over-the-counter securities, may be more difficult to sell under some market conditions.

The market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself. The values of equity securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Table of Contents - Statement of Additional Information (SAI)

Preferred Stocks

Preferred stocks include convertible and non-convertible preferred and preference stocks that are senior to common stock. Preferred stocks are equity securities that are senior to common stock with respect to the right to receive dividends and a fixed share of the proceeds resulting from the issuer’s liquidation. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of the issuer’s common stock, and thus represent an ownership interest in the issuer. Depending on the features of the particular security, holders of preferred stock may bear risks similar to those of equity and/or fixed income securities.

Investment in preferred stocks involves certain risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions. If the Fund owns a preferred stock that is deferring its distribution, it may be required to report income for tax purposes despite the fact that it is not receiving current income on this position. Preferred stocks often are subject to legal provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred stocks are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks, corporate debt securities, and U.S. government securities.

Warrants and Rights

Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of options. Unlike most options, however, warrants and rights are issued in specific amounts, and warrants generally have longer terms than options. Warrants and rights may be illiquid. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish.

Non-U.S. Investment Risk

General. Investment in non-U.S. issuers or securities principally traded outside the United States may involve special risks due to foreign economic, political, and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation, nationalization or confiscatory taxation of assets, and possible difficulty in obtaining and enforcing judgments against foreign entities. The Fund may be subject to foreign taxes on (i) capital gains it realizes or dividends or interest it receives on non-U.S. securities, (ii) transactions in those securities, and (iii) the repatriation of proceeds generated from the sale of those securities. Transaction-based charges are generally calculated as a percentage of the transaction amount and are paid upon the sale or transfer of portfolio securities subject to such taxes. Any taxes or other charges paid or incurred by the Fund in respect of its foreign securities will reduce its yield. See “Taxation” below for more information about these and other special tax considerations applicable to investments in securities of foreign issuers and securities principally traded outside the United States.

Table of Contents - Statement of Additional Information (SAI)

In addition, the tax laws of some foreign jurisdictions in which the Fund may invest are unclear and interpretations of such laws can change over time, including on a retroactive basis in which case the Fund and/or its shareholders, as applicable, could potentially incur foreign taxes on a retroactive basis. Moreover, in order to comply with guidance related to the accounting and disclosure of uncertain tax positions under U.S. generally accepted accounting principles (“GAAP”), the Fund may be required to accrue for book purposes certain foreign taxes in respect of its foreign securities or other foreign investments that it may or may not ultimately pay. Such tax accruals will reduce the Fund’s net asset value (“NAV”) at the time accrued, even though, in some cases, the Fund ultimately will not pay the related tax liabilities.

Issuers of foreign securities are subject to different, often less comprehensive, accounting, custody, reporting, and disclosure requirements than U.S. issuers. The securities of some foreign governments, companies, and securities markets are less liquid, and at times more volatile, than comparable U.S. securities and securities markets. Foreign brokerage commissions and related fees also are generally higher than in the United States. The Fund also may be affected by different custody and/or settlement practices or delayed settlements in some foreign markets. The laws of some foreign countries may limit the Fund’s ability to invest in securities of certain issuers located in those countries. Foreign countries may have reporting requirements with respect to the ownership of securities, and those reporting requirements may be subject to interpretation or change without prior notice to investors.   There can be no assurance that the Fund will satisfy applicable foreign reporting requirements at all times.  Failure to satisfy those reporting requirements may increase the Fund’s costs and prevent the Fund from executing its investment strategy.

Political, social or financial instability, civil unrest and acts of terrorism are other potential risks that could adversely affect an investment in a foreign security or in foreign markets or issuers generally. In addition, political developments in foreign countries may at times subject such countries to sanctions from the U.S. government or international institutions that could negatively affect the Fund’s investments in issuers located in, doing business in or with assets in such countries.

Emerging Markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging markets are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign countries, and disclosure and regulatory standards in many respects are less stringent. In addition, the securities markets of emerging markets are typically subject to a lower level of monitoring and regulation. Government enforcement of existing securities regulations is limited, and any such enforcement may be arbitrary and the results may be difficult to predict. In addition, reporting requirements of emerging markets with respect to the ownership of securities are more likely to be subject to interpretation or changes without prior notice to investors than more developed countries.  There can be no assurance that the Fund will satisfy applicable foreign reporting requirements at all times.  Failure to satisfy those reporting requirements may increase the Fund’s costs and prevent the Fund from executing its investment strategy.

Table of Contents - Statement of Additional Information (SAI)

Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on such countries’ economies and securities markets.

Economies of emerging markets generally are heavily dependent on international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. Economies of emerging markets also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. The economies of emerging markets may be predominantly based on only a few industries or dependent on revenues from particular commodities. In many cases, governments of emerging markets continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the capacity of creditors in those countries to make payments on their debt obligations, regardless of their financial condition.

Custodial services are often more expensive and other investment-related costs may be higher in emerging markets than in developed countries, which could reduce the Fund’s income from investments in securities or debt instruments of emerging country issuers.

Emerging markets are more likely than developed countries to experience political uncertainty and instability, including the risk of war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments that affect U.S. investments in these countries. No assurance can be given that adverse political changes will not cause the Fund to suffer a loss of any or all of its investments (or, in the case of fixed-income securities, interest) in emerging markets.

Investments in Debt Obligations

As part of its merger-arbitrage strategy, the Fund may invest in corporate bonds debentures, notes and other similar instruments and evidences of indebtedness (collectively “Debt Securities”) issued by companies involved in publicly announced mergers, takeovers and other corporate reorganizations, including reorganizations undertaken pursuant to Chapter 11 of the U.S. Bankruptcy Code. The Fund may also invest in these and other Debt Securities, subject only to the requirement that, under normal market conditions, the Fund invests at least 80% of its total assets principally in the common stock, preferred stock and, occasionally, warrants of companies which are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations. Some or all of these Debt Securities may carry non-investment-grade credit ratings.

Debt Securities may gain or lose value due to changes in interest rates and other general economic conditions, industry fundamentals, market sentiment and the issuer’s operating results, balance sheet and credit ratings. The market value of convertible Debt Securities will also be affected to a greater or lesser degree by changes in the price of the underlying equity securities. The market value of Debt Securities issued by companies involved in pending corporate mergers and takeovers may be determined in large part by the status of the transaction and its eventual outcome, especially if the Debt Securities are subject to change-of-control provisions that entitle the holder to be paid par value or some other specified dollar amount upon completion of the merger or takeover.

Table of Contents - Statement of Additional Information (SAI)

The Fund may invest in debt securities of financially distressed companies and companies undergoing or expected to undergo bankruptcy or other insolvency proceedings.  The Fund may invest in corporate bonds, privately held loans and other securities or obligations of companies that are highly leveraged, are experiencing financial difficulties or have filed for bankruptcy.  Because such issuers are likely to be in a distressed financial condition, repayment of distressed or defaulted securities (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or insolvency proceedings) is subject to significant uncertainties. Insolvency laws and practices in foreign jurisdictions are different than those in the U.S. and the effect of these laws and practices may be less favorable and predictable than in the U.S. Investments in defaulted securities and obligations of distressed issuers may be illiquid and are considered highly speculative.

The Fund may invest in Debt Securities rated below investment grade (that is, rated below Baa3/P-2 by Moody’s or below BBB-/A-2 by S&P for a particular security, or securities unrated by Moody’s or S&P that are determined by the Adviser to be of comparable quality to securities so rated) at the time of purchase, including securities in default or in the lowest rating categories and comparable unrated securities (“Below Investment Grade Securities”) (commonly referred to as “junk bonds”). Many issuers of high yield debt are highly leveraged, and their relatively high debt-to-equity ratios create increased risks that their operations might not generate sufficient cash flow to service their debt obligations. In addition, many issuers of high yield debt may be (i) in poor financial condition, (ii) experiencing poor operating results, (iii) having substantial capital needs or negative net worth, or (iv) facing special competitive or product obsolescence problems, and may include companies involved in bankruptcy or other reorganizations or liquidation proceedings. Compared to higher quality fixed income securities, Below Investment Grade Securities offer the potential for higher investment returns but subject holders to greater credit and market risk. The ability of an issuer of Below Investment Grade Securities to meet principal and interest payments is considered speculative. The Fund’s investments in Below Investment Grade Securities are more dependent on the Adviser’s own credit analysis than its investments in higher quality bonds. Certain of these securities may not be publicly traded, and therefore it may be difficult to obtain information as to the true condition of the issuers. The market for Below Investment Grade Securities may be more severely affected than other financial markets by economic recession or substantial interest rate increases, changing public perceptions, or legislation that limits the ability of certain categories of financial institutions to invest in Below Investment Grade Securities. In addition, the market may be less liquid for Below Investment Grade Securities than for other types of securities. Reduced liquidity can affect the values of Below Investment Grade Securities, make their valuation and sale more difficult, and result in greater volatility. Because Below Investment Grade Securities are difficult to value and are more likely to be fair valued, particularly during erratic markets, the values realized on their sale may differ from the values at which they are carried on the books of the Fund. Some Below Investment Grade Securities in which the Fund invests may be in poor standing or in default.

Table of Contents - Statement of Additional Information (SAI)

See “Appendix A – Description of Moody’s and S&P’s Securities Ratings” for more information on securities ratings.

Non-Investment Grade Securities Risk

The Fund's investments in Below Investment Grade Securities are predominantly speculative because of the credit risk of their issuers. While offering a greater potential opportunity for capital appreciation and higher yields, such Below Investment Grade Securities entail greater potential price volatility and may be less liquid than higher-rated securities. Issuers of below investment grade quality securities are more likely to default on their payments of interest and principal owed to the Fund, and such defaults will reduce the Fund's NAV and income distributions. The prices of these lower quality securities are more sensitive to negative developments than higher rated securities. Adverse business conditions, such as a decline in the issuer's revenues or an economic downturn, generally lead to a higher non-payment rate. In addition, such a security may lose significant value before a default occurs as the market adjusts to expected higher non-payment rates.

Short Sales

The Fund may seek to hedge investments or realize additional gains through short sales. The Fund may make short sales “against the box,” meaning the Fund may make short sales where the Fund owns, or has the right to acquire at no added cost, securities or currencies identical to those sold short.  Once the Fund closes out its short position by delivering the securities or currencies sold short, it will receive the proceeds of the sale. The Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

The Fund will incur a loss as a result of a short sale if the price of the security or index or currency increases between the date of the short sale and the date on which the Fund replaces the borrowed security or currency. The Fund will realize a gain if the price of the security or currency declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the Fund may be required to pay in connection with a short sale. The Fund may also take short positions in securities through various derivative products. These derivative products will typically expose the Fund to economic risks similar to those associated with shorting securities directly.

There can be no assurance that the short positions that the Fund holds will act as an effective hedge against its long positions. Any decrease in negative correlation or increase in positive correlation between the positions the Adviser anticipated would be offsetting (such as short and long positions in securities or currencies held by the Fund) and could result in significant losses for the Fund.

When the Fund makes a short sale, the broker/dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.  Any gain will be decreased, and any loss increased, by the transaction costs described above. The Fund may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

Table of Contents - Statement of Additional Information (SAI)

Derivatives

The Fund may invest in derivatives, which are financial contracts whose values depend on, or are derived from, the value of underlying assets, reference rates or indices. Derivatives involve the risk that changes in their values may not occur as expected relative to the value of the assets, rates, or indices on which they are based because, for example, they are not perfect substitutes for the reference asset.  Derivatives include futures, non-U.S. currency contracts, swap contracts, reverse repurchase agreements and other OTC contracts. Derivatives may relate to securities, interest rates, currencies or currency exchange rates, inflation rates, commodities and indices.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. In particular, the Fund’s use of OTC derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. An OTC derivatives contract typically can be closed only with the consent of the other party to the contract. If the counterparty defaults, the Fund will still have contractual remedies but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund, and if it does, the Fund may decide not to pursue its claims against the counterparty to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Adviser believes are owed to it under OTC derivatives contracts, or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

The Fund may invest in derivatives that (i) do not require the counterparty to post collateral (e.g., non-U.S. currency forwards), (ii) require collateral but that do not provide for the Fund’s security interest in it to be perfected, (iii) require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or (iv) do not require that collateral be regularly marked-to-market. When a counterparty’s obligations are not fully secured by collateral, the Fund runs the risk of having limited recourse if the counterparty defaults. Even when obligations are required by contract to be collateralized, the Fund often will not receive the collateral the day the collateral is called.

The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. In addition, during those periods, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives in which it has invested.

Derivatives also present other risks, including market risk, liquidity risk, currency risk, credit risk and counterparty risk. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used may not produce valuations that are consistent with the values the Fund realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s NAV.

Table of Contents - Statement of Additional Information (SAI)

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Adviser may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself.

The Fund’s use of derivatives may be subject to special tax rules and could generate additional taxable income for shareholders.

The U.S. government recently enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. Because the legislation leaves much to rule making (and many of the rules are not yet final), its ultimate impact remains unclear.

Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), the Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Fund is not a member of a clearing house and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members.  In cleared derivatives transactions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through its account at a clearing member. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In many ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements. For example, the Fund may be required to provide more margin for cleared derivatives positions than for bilateral derivatives positions. Also, in contrast to a bilateral derivatives transaction, following a period of notice to the Fund, a clearing member generally can require termination of an existing cleared derivatives transaction at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate those transactions at any time. Any increase in margin requirements or termination of existing cleared derivatives transactions by the clearing member or the clearing house could interfere with the ability of the Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose the Fund to greater credit risk to its clearing member, because margin for cleared derivatives transactions in excess of a clearing house’s margin requirements typically is held by the clearing member. Also, the Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that the Adviser expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf.  In those cases, the position might have to be terminated, and the Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position and/or loss of hedging protection.  In addition, the documentation governing the relationship between the Fund and a clearing member is drafted by the clearing member and generally is less favorable to the Fund than typical bilateral derivatives documentation.  For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Fund in favor of the clearing member for losses the clearing member incurs as the Fund’s clearing member and typically does not provide the Fund any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks likely are more pronounced for cleared swaps due to their more limited liquidity and market history.

Table of Contents - Statement of Additional Information (SAI)

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility.  A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform.  While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Funds.  For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well.  Also, a Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility.

These and other new rules and regulations could, among other things, further restrict the Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These regulations are new and evolving, so their potential impact on the Fund and the financial system are not yet known. While the new regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the new clearing mechanisms will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Fund to new kinds of risks and costs.

The Fund may use options and futures for various purposes, including for investment purposes and as a means to hedge other investments. The use of options contracts, futures contracts, and options on futures contracts involves risk. Thus, while the Fund may benefit from the use of options, futures, and options on futures, unanticipated changes in securities prices, currency exchange rates, or other underlying assets or reference rates may adversely affect the Fund’s performance.  Options transactions involve special risks.  Because option premiums are influenced by market conditions and developments affecting the underlying security, the price movements of the option and the security may be less closely correlated than expected, in which case it may not be possible for the Fund to close out an option position prior to expiration at a favorable price.  The lack of a liquid secondary market may also make it difficult to effect closing option transactions.  In addition, option activities of the Fund may increase its portfolio turnover rate and the amount of brokerage commissions paid by the Fund.

Table of Contents - Statement of Additional Information (SAI)

Over-the-Counter Option Transactions

As part of its merger-arbitrage strategy, the Fund may engage in transactions involving options and futures contracts which are traded over-the-counter (“OTC contracts”). OTC contracts differ from exchange-traded contracts in important respects. OTC contracts are transacted directly with broker-dealers, and the performance of these contracts is not typically supported beyond the credit of the counterparty.

Because OTC contracts are transacted directly with broker-dealers, there is a risk of non-performance by the broker-dealer as a result of the insolvency of such broker-dealer or otherwise, in which case the Fund may experience a loss. An OTC contract may only be terminated voluntarily by entering into a closing transaction with the broker-dealer with whom the Fund originally dealt. Any such cancellation, if agreed to, may require the Fund to pay a premium to that broker-dealer. There is no assurance that a broker-dealer will voluntarily agree to terminate a transaction. There is also no assurance that the Fund will be able to liquidate an OTC contract at any time prior to expiration.

In the event of insolvency of the counterparty, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund.

Risk Factors in Options Transactions

There are various risks associated with transactions in OTC options. The value of options written by the Fund will be affected by many factors, including changes in the value of underlying securities or indices, changes in the dividend rates of underlying securities (or in the case of indices, the securities comprising such indices), changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities, and the remaining time to an option’s expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid. In addition, since an American style option allows the holder to exercise its rights any time prior to expiration of the option, the writer of an American style option has no control over the time when it may be required to fulfill its obligations as a writer of the option. This risk is not present when writing a European style option since the holder may only exercise the option on its expiration date.

The Fund’s ability to use options as part of its investment programs depends on the liquidity of the markets in those instruments. In addition, there can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. As the writer of a call option on a portfolio security, during the option’s life, the Fund foregoes the opportunity to profit from increases in the market value of the security underlying the call option above the sum of the premium and the strike price of the call, but retains the risk of loss (net of premiums received) should the price of the underlying security decline. Similarly, as the writer of a call option on a securities index, the Fund foregoes the opportunity to profit from increases in the index over the strike price of the option, though it retains the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline. If the Fund writes a call option and does not hold the underlying security or instrument, the amount of the Fund’s potential loss is theoretically unlimited.

Table of Contents - Statement of Additional Information (SAI)

An OTC option may be closed out only with the counterparty.  Although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the option with the counterparty, the exposure to counterparty risk would not be eliminated.

The Fund’s ability to engage in options and other transactions may be limited by tax considerations.

Uncovered Option Transactions

As one of its hedging strategies, the Fund may sell uncovered, or “naked,” options. When the Fund sells an uncovered call option, it does not simultaneously have a long position in the underlying security. When the Fund sells an uncovered put option, it may not simultaneously have a short position in the underlying security. The Fund may sell uncovered call options as an alternative to selling short the acquirer’s shares in a stock-for-stock merger. The Fund may sell uncovered put options as an alternative to selling covered call options.

The risks associated with selling uncovered call options and uncovered put options include some of those associated with selling short the acquirer’s securities in a stock-for-stock merger, including the possibility that should the merger fail to be completed, the Fund may be required to purchase the underlying security at a price substantially above the strike price of the option.

Swap Contracts

The Fund may use swap contracts (or “swaps”) or other derivatives positioning for the same or similar purposes as options and futures.  The Fund may directly or indirectly use various different types of swaps, such as swaps on securities and securities indices, total return swaps, interest rate swaps, currency swaps, credit default swaps, variance swaps, inflation swaps, and other types of available swap agreements. Swap contracts are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to a number of years.

Swap contracts are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap contracts may be entered into for hedging or non-hedging purposes and therefore may increase or decrease the Fund’s exposure to the underlying instrument, rate, asset or index. Swaps can take many different forms and are known by a variety of names. The Fund is not limited to any particular form or variety of swap agreement if the Adviser determines it is consistent with the Fund’s investment objective and policies.

Table of Contents - Statement of Additional Information (SAI)

The Fund may enter into swaps on securities, baskets of securities or securities indices. For example, the parties to a swap contract may agree to exchange returns calculated on a notional amount of a security, basket of securities, or securities index (e.g., S&P 500 Index).

The Fund may use total return swaps, which typically involve commitments to pay amounts computed in the same manner as interest in exchange for a market-linked return, both based on notional amounts. The Fund may use such swaps to gain investment exposure to the underlying security or securities where direct ownership is either not legally possible or is economically unattractive. To the extent the total return of the security, basket of securities, or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively.

In addition, the Fund may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund may agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty may pay a floating rate multiplied by the same notional amount to the Fund.  If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would be entitled to receive payments under the swap that would offset, in whole or in part, such diminution in value. The Fund may also enter into swaps to modify its exposure to particular currencies using currency swaps. For instance, the Fund may enter into a currency swap between the U.S. dollar and the Japanese Yen in order to increase or decrease its exposure to each such currency.

The Fund may use inflation swaps, which involve commitments to pay a regular stream of inflation indexed cash payments in exchange for receiving a stream of nominal interest payments (or vice versa), where both payment streams are based on a notional amount. The nominal interest payments may be based on either a fixed interest rate or variable interest rate, such as LIBOR. Inflation swaps may be used to hedge the inflation risk in nominal bonds (i.e., non-inflation indexed bonds), thereby creating synthetic inflation indexed bonds, or combined with U.S. Treasury futures contracts to create synthetic inflation indexed bonds issued by the U.S. Treasury.

In addition, the Fund may directly or indirectly use credit default swaps to take an active long or short position with respect to the likelihood of default by a corporate (including asset-backed security) or sovereign issuer of fixed income securities. In a credit default swap, one party pays, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return in the event of default (or similar events) by one or more third parties on their obligations. For example, in purchasing a credit default swap, the Fund may pay a premium in return for the right to put specified bonds or loans to the counterparty, such as a U.S. or foreign issuer or basket of such issuers, upon issuer default (or similar events) at their par (or other agreed-upon) value. The Fund, as the purchaser in a credit default swap, bears the risk that the investment might expire worthless. It also would be subject to counterparty risk — the risk that the counterparty may fail to satisfy its payment obligations to the Fund in the event of a default (or similar event). In addition, as a purchaser in a credit default swap, the Fund’s investment would only generate income in the event of an actual default (or similar event) by the issuer of the underlying obligation.

Table of Contents - Statement of Additional Information (SAI)

The Fund also may use credit default swaps for investment purposes by selling a credit default swap, in which case the Fund will receive a premium from its counterparty in return for the Fund’s taking on the obligation to pay the par (or other agreed-upon) value to the counterparty upon issuer default (or similar events). As the seller in a credit default swap, the Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. If no event of default (or similar event) occurs, the Fund would keep the premium received from the counterparty and would have no payment obligations. For credit default swap agreements on asset-backed securities, an event of default may be triggered by various events, which may include an issuer’s failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, an event of default may be triggered by such events as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium or restructuring.

The Fund may use variance swap agreements, which involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Equity Swap Contracts

The Fund may enter into both long and short equity swap contracts with qualified broker-dealer counterparties. A long equity swap contract entitles the Fund to receive from the counterparty any appreciation and dividends paid on an individual security or index, while obligating the Fund to pay the counterparty any depreciation on the security or index as well as interest on the notional amount of the contract. A short equity swap contract obligates the Fund to pay the counterparty any appreciation and dividends paid on an individual security or index, while entitling the Fund to receive from the counterparty any depreciation on the security or index as well as interest on the notional value of the contract.

The Fund may also enter into equity swap contracts whose value is determined by the spread between a long equity position and a short equity position. This type of swap contract obligates the Fund to pay the counterparty an amount tied to any increase in the spread between the two securities over the term of the contract. The Fund is also obligated to pay the counterparty any dividends paid on the short equity holding as well as any net financing costs. This type of swap contract entitles the Fund to receive from the counterparty any gains based on a decrease in the spread as well as any dividends paid on the long equity holding and any net interest income.

Table of Contents - Statement of Additional Information (SAI)

Fluctuations in the value of an open contract are recorded daily as a net unrealized gain or loss. The Fund will realize gain or loss upon termination or reset of the contract. Either party, under certain conditions, may terminate the contract prior to the contract’s expiration date.

Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. The Fund considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risk may arise from unanticipated movements in interest rates or in the value of the underlying securities.

Credit Default Swap Contracts

The Fund may enter into credit default swap contracts with qualified broker-dealer counterparties. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a referenced entity on its obligation. The Fund may use the swaps as part of a merger arbitrage strategy involving pending corporate reorganizations. The Fund may purchase credit protection on the referenced entity of the credit default swap.

Swap contracts involve, to varying degrees, elements of market risk and exposure to loss. The notional amounts reflect the extent of the total investment exposure that the Fund has under the swap contract. The primary risks associated with the use of swap agreements are imperfect correlation between movements in the notional amount and the price of the underlying securities and the inability or unwillingness of counterparties to meet their obligations.

When the Fund uses credit default swaps to obtain synthetic long exposure to a fixed income security such as a debt instrument or index of debt instruments, the Fund is exposed to the risk that it will be required to pay the full notional value of the swap contract in the event of a default.

The Fund bears the risk of loss of the amount expected to be received under a swap contract in the event of default or bankruptcy of the swap contract counterparty.

Investments in New Issues

The Fund is permitted to invest in securities that are offered in initial public offerings (also referred to as “new issue” securities). New issue securities have no trading history, and there may be less public information about the companies. In addition, the prices of new issue securities may be highly volatile or may decline shortly after the initial public offering. New issues may also be subject to varying patterns of trading volume and may, at times, be difficult to sell. When an initial public offering is brought to the market, availability may be limited and the Fund may not be able to buy any shares at the offering price.

Borrowing

The Fund may borrow from banks, on a secured or unsecured basis at fixed or variable interest rates, to increase its portfolio holdings of securities and employ leverage or for other purposes.  When borrowing money, the Fund must follow specific guidelines under the Investment Company Act of 1940 (the “1940 Act”), which allow the Fund to borrow an amount equal to as much as 33 1/3% of the value of its gross assets.  When the Fund increases its investment positions by borrowing, the possibilities for profit and the risk of loss will also be increased.  The interest, financing or other costs which the Fund must pay on borrowed money or other forms of leverage, together with any additional fees or requirements, are additional costs which will reduce the Fund’s returns.  Unless profits and income on securities acquired with leverage exceed the costs of the leverage, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage.  Fluctuations in the market value of the Fund’s portfolio when leveraged can therefore have a disproportionately large effect in relation to the capital of the Fund.

Table of Contents - Statement of Additional Information (SAI)

Repurchase Agreements

The Fund may enter into repurchase agreements. A repurchase agreement is a contract under which the Fund acquires a security (usually an obligation of the government in the jurisdiction where the transaction is initiated or in whose currency the agreement is denominated or, a security backed by the full faith and credit of the U.S. government, such as a U.S. Treasury bill, bond or note) for a relatively short period (usually less than a week) for cash and subject to the commitment of the seller to repurchase the security for an agreed-upon price on a specified date. The repurchase price exceeds the acquisition price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Repurchase agreements afford the Fund the opportunity to earn a return on temporarily available cash, although the Fund bears the risk of a seller’s failure to meet its obligation to pay the repurchase price when it is required to do so. Such a default may subject the Fund to expenses, delays, and risks of loss including: (i) possible declines in the value of the underlying security while the Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period, and (iii) the inability to enforce its rights and the expenses involved in attempted enforcement. Entering into repurchase agreements entails certain risks, which include the risk that the counterparty to the repurchase agreement may not be able to fulfill its obligations, as discussed above, that the parties may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected.

Temporary Defensive Positions

At times the Adviser may judge that market conditions make pursuing the Fund’s usual investment strategies inconsistent with the best interests of its shareholders. The Adviser then may take temporary defensive positions that are mainly designed to limit losses, such as investing some or all of the fund’s assets in cash and cash equivalents. However, the Adviser may choose not to use these strategies for a variety of reasons, even in very volatile market conditions.  These strategies may cause the Fund to miss out on investment opportunities, and may prevent the Fund from achieving its goal.

Cyber Security Risk

With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Fund is susceptible to operational and information security risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites. Cyber security failures or breaches of the Fund’s third party service provider (including, but not limited to, the administrator and transfer agent) or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. The Fund and its shareholders could be negatively impacted as a result. The Fund’s service providers may have adopted business continuity plans and systems designed to prevent such cyber attacks.  However, there are inherent limitations in such plan and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by issuers in which the Fund invests.

Table of Contents - Statement of Additional Information (SAI)

Other Risks

Certain portfolio management techniques, such as, among other things, using reverse repurchase agreements or dollar rolls, purchasing securities on a when-issued or delayed delivery basis, entering into swap agreements, futures contracts or other derivative transactions, or engaging in short sales, may be considered senior securities unless steps are taken to segregate the Fund’s assets or otherwise cover its obligations. To avoid having these instruments considered senior securities, the Fund intends to segregate liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under these types of transactions, enter into offsetting transactions or otherwise cover such transactions. The Fund may be unable to use such segregated assets for certain other purposes, which could result in the Fund earning a lower return on its portfolio than it might otherwise earn if it did not segregate those assets to cover such positions. To the extent the Fund’s assets are segregated or committed as cover, it could limit the Fund’s investment flexibility. Segregating assets and covering positions will not limit or offset losses.

INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted by the Fund as fundamental policies and may be changed only by the affirmative vote of a majority of the outstanding shares of the Fund.  As used in this SAI and in the Fund’s prospectus, the term “majority of the outstanding shares of the Fund” means the vote of the lesser of (a) 67% or more of the Fund’s shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the Fund’s outstanding shares.

These investment restrictions provide that:

(1)           The Fund may not issue senior securities, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, loans, mortgages, or pledges, (b) entering into options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions, or (c) making short sales of securities, in each case to the extent permitted by the 1940 Act, and any rule or order thereunder, or Securities and Exchange Commission (“SEC”) staff interpretation thereof.

Table of Contents - Statement of Additional Information (SAI)

(2)           The Fund may not borrow money except that it may borrow:  (a) from banks to purchase or carry securities or other investments, (b) from banks for temporary or emergency purposes, (c) by entering into reverse repurchase agreements, or (d) by entering into equity swap contracts if, immediately after any such borrowing, the value of the Fund’s assets, including all borrowings then outstanding less its liabilities, is equal to at least 300% of the aggregate amount of borrowings then outstanding (for the purpose of determining the 300% asset coverage, the Fund’s liabilities will not include amounts borrowed), in each case to the extent permitted by the 1940 Act, and any rule or order thereunder, or Securities and Exchange Commission staff interpretation thereof.  Any such borrowings may be secured or unsecured.

(3)           The Fund may not underwrite or participate in the marketing of securities issued by other persons except to the extent that the Fund may be deemed to be an underwriter under federal securities laws in connection with the disposition of portfolio securities.

(4)           The Fund may not purchase any securities that would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to the securities of other investment companies, investments in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or tax-exempt municipal securities, in each case to the extent permitted by the 1940 Act, and any rule or order thereunder, or Securities and Exchange Commission staff interpretation thereof.

(5)           The Fund may not purchase or sell real estate or real estate mortgage loans, as such, except that the Fund may purchase securities issued by issuers, including real estate investment trusts, which invest in real estate or interests therein, in each case to the extent permitted by the 1940 Act, and any rule or order thereunder, or Securities and Exchange Commission staff interpretation thereof.

(6)           The Fund may not purchase or sell commodities or commodity contracts.

(7)           The Fund will not make loans if, as a result, more than 33 1/3% of the Fund’s total assets would be loaned to other parties, except that the Fund may (a) purchase or hold debt instruments in accordance with its investment objective and policies, (b) enter into repurchase agreements, and (c) lend its securities, in each case to the extent permitted by the 1940 Act, and any rule or order thereunder, or Securities and Exchange Commission staff interpretation thereof.

Although the Fund may lend its securities, the Board of Trustees of the Fund (the “Board”) may have to recall such loans to vote proxies if the Adviser has knowledge that an event will occur having a material effect on the Fund’s investment in a loaned security.

When the Fund lends its securities, the Fund bears the risk of loss in the event of a decline in value of the borrower’s collateral.

Table of Contents - Statement of Additional Information (SAI)

With respect to the fundamental policy relating to issuing senior securities set forth in (1) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets.  The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose.  A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities.  The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging.  Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased.  Certain widely used investment practices that involve a commitment by a fund to deliver money or securities in the future are not considered by the SEC to be senior securities, provided that a fund segregates cash or liquid securities in an amount necessary to pay the obligation or the fund holds an offsetting commitment from another party.  These investment practices include repurchase and reverse repurchase agreements, swaps, dollar rolls, options, futures and forward contracts.  The policy in (1) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to borrowing money set forth in (2) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes.  To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings.  Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings Borrowing money to increase a fund’s investment portfolio is known as “leveraging.”  Borrowing, especially when used for leverage, may cause the value of a fund’s shares to be more volatile than if the fund did not borrow.  This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings.  Borrowed money thus creates an opportunity for greater gains, but also greater losses.  To repay borrowings, the fund may have to sell securities at a time and at a price that is unfavorable to the fund.  There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund’s net investment income in any given period.  The policy in (2) above will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act.  Reverse repurchase agreements may be considered to be a type of borrowing.  Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy.  Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.  Such trading practices may include futures, options on futures, forward contracts and other derivative investments.

With respect to the fundamental policy relating to concentration set forth in (4) above, the 1940 Act does not define what constitutes “concentration” in an industry.  The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration.  It is possible that interpretations of concentration could change in the future.  A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry.  The policy in (4) above will be interpreted to refer to concentration as that term may be interpreted from time to time.  The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries.  When identifying industries or sectors for purposes of its concentration policy, the Fund may rely upon available industry classifications.

Table of Contents - Statement of Additional Information (SAI)

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase.  Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell.  Owners of real estate may be subject to various liabilities, including environmental liabilities.  To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets.  The policy in (5) above will be interpreted not to prevent the Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities or commodity contracts set forth in (6) above, at the time of the establishment of the restriction, swap contracts, financial contracts, including futures transactions, and options with respect to futures, and other financial transactions were not within the understanding of the terms “commodities” or “commodity contracts,” and notwithstanding any federal legislation or regulatory action by the U.S. Commodity Futures Trading Commission (“CTFC”) that subjects certain swaps or other transactions to regulation by the CFTC, the Fund will not consider any of such investments or instruments to be commodities or commodity contracts for purposes of this restriction.

With respect to the fundamental policy relating to lending set forth in (7) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements.  (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates.  The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially.  However, loans would be made only when the Adviser believes the income justifies the attendant risks.  The Fund also will be permitted by this policy to make loans of money, including to other funds.  The policy in (7) above will be interpreted not to prevent the Fund from purchasing or investing in debt obligations and loans.  In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

Table of Contents - Statement of Additional Information (SAI)

The following investment restrictions have been adopted by the Fund as non-fundamental policies.  Non-fundamental restrictions may be amended by a majority vote of the Trustees of the Fund.  Under the non-fundamental investment restrictions:

(1)           The Fund will not invest more than 15% of the value of its net assets in illiquid securities.  Illiquid securities are those securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the security is valued by the Fund.

(2)           The Fund may not purchase securities of other investment companies, except in accordance with the 1940 Act and the rules and regulations thereunder.

Any percentage limitation or other requirement as to investments will apply only at the time of an investment to which the limitation or requirement is applicable and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Additionally, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether any investment complies with the Fund’s limitation or requirement.

Portfolio Holdings

The Adviser and the Fund maintain portfolio-holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Fund.  These portfolio-holdings disclosure policies have been approved by the Board.  Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.  These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov or by contacting The Merger Fund c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by calling 1-800-343-8959.

The Fund generally makes available on its website by the 18th of the month following the end of each quarter its ten largest equity holdings as of the end of the most recent calendar quarter, and the percentage of the Fund’s total assets that each of these holdings represents, at http://westchestercapitalfunds.com/media/pdfs/TMF_Fact_Sheet.pdf.  This information remains available until the next quarterly fact sheet is posted on the website.

From time to time, fund-rating companies such as Morningstar, Inc. may request complete portfolio-holdings information in connection with rating the Fund.  The Fund believes these third parties have legitimate objectives in requesting such portfolio-holdings information.  To prevent such parties from potentially misusing portfolio-holdings information, the Fund will generally only disclose such information as of the end of the most recent calendar quarter, with a lag of at least thirty days.  In addition, the Adviser may grant exceptions to permit additional disclosure of portfolio-holdings information at differing times and with differing lag times to rating agencies, provided that (i) the recipient is subject to a confidentiality agreement, which includes a duty not to purchase or sell Fund shares or Fund portfolio holdings based on the non-public portfolio holdings information and (ii) the recipient will not provide access to this information to third parties except for the Fund’s service providers or agents who need access to such information in the performance of their contractual duties and responsibilities, and are subject to duties of confidentiality.

Table of Contents - Statement of Additional Information (SAI)

In addition, the Fund’s service providers, such as its custodian, fund administrator, fund accounting, legal counsel and transfer agent, who are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law or contract, may receive portfolio-holdings information in connection with their services to the Fund.

The furnishing of non-public portfolio-holdings information to any third party (other than authorized governmental and regulatory personnel) requires the approval of the Adviser.  The Adviser will approve the furnishing of non-public portfolio holdings to a third party only if the furnishing of such information is believed to be in the best interest of the Fund and its shareholders.  No consideration may be received by the Fund, the Adviser, any affiliate of the Adviser or their employees in connection with the disclosure of portfolio-holdings information.

INVESTMENT ADVISER

(See “INVESTMENT ADVISER” in the Fund’s prospectus.)

Investment Adviser and Advisory Contract

Mr. Roy D. Behren and Mr. Michael T.  Shannon are primarily responsible for the day-to-day management of the Fund’s portfolio.  Each of Messrs. Behren and Shannon is a principal of a limited liability company that controls the Adviser.

Mr. Behren has served as Co-President of the Adviser since 2011 and also serves as Co-President, Treasurer and a Trustee of the Fund.  Mr. Behren served as a research analyst for Westchester Capital Management, Inc. (“Westchester”), the Fund’s previous investment adviser, from 1994 until 2010 and as the Chief Compliance Officer of Westchester and the Fund from 2004 until June 2010, and has served as a portfolio manager for the Fund since January 2007.

Mr. Shannon has served as Co-President of the Adviser since 2011 and also serves as Co-President and a Trustee of the Fund. Mr. Shannon served as Westchester’s Director of Research from May 1996 until April 2005.  From April 2005 to April 2006, Mr. Shannon was Senior Vice President in charge of the Special Situations and Mergers Group of D.E.  Shaw & Co. Mr. Shannon returned to Westchester in May 2006 as a research analyst and portfolio strategist and has served as a portfolio manager for the Fund since January 2007.

The Fund’s investment advisory contract with the Adviser (the “Advisory Contract”) provides that the Fund pay all of the Fund’s expenses, including, without limitation, (i) clerical salaries; (ii) fees and expenses incurred by the Fund in connection with membership in investment company organizations; (iii) brokerage commissions and other costs in connection with the purchase or sale of securities; (iv) legal, auditing, administration or accounting expenses; (v) interest and taxes or governmental fees; (vi) the fees and expenses of the transfer agent and administrator of the Fund; (vii) the cost of preparing share certificates or any other expenses, including clerical expenses, of issue, sale, underwriting, distribution, redemption, or repurchase of shares of the Fund; (viii) the expenses of and fees for “non-interested persons” of the Fund or the Adviser within the meaning of the 1940 Act; (ix) the cost of preparing and distributing reports and notices to shareholders of the Fund; (x) all other expenses incidental to holding meetings of the Fund’s shareholders, including proxy solicitations thereof; (xi) the fees or disbursements of custodians of the Fund’s assets, including expenses incurred in the performance of any obligations enumerated by the Declaration of Trust or By-laws of the Fund insofar as they govern agreements with any such custodian; (xii) expenses of servicing shareholder accounts; (xiii) insurance premiums for fidelity and other coverage; (xiv) expenses of computing the NAV of the shares of the Fund; (xv) such non-recurring expenses as may arise, including actions, suits or proceedings to which the Fund may be a party and the legal obligation which the Fund may have to indemnify its Trustees and officers with respect to liabilities which they may incur in their capacity as such; and (xvi) any expenses of distributing the Fund’s shares which may be payable pursuant to a Plan of Distribution adopted pursuant to Rule 12b-1 under the 1940 Act. The Fund has an obligation to indemnify each of its officers and Trustees with respect to any litigation to which the Fund may be a party but not against any liability due to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Table of Contents - Statement of Additional Information (SAI)

Except as described below, the Adviser receives an advisory fee, payable monthly, for the performance of its services at an annual rate of 1.0% of the average daily net assets of the Fund.  The fee will be accrued daily for the purpose of determining the offering and redemption price of the Fund’s shares.

The Adviser has entered into an agreement with the Fund whereby the Adviser has agreed until April 29, 2015 to reduce its advisory fee so that the advisory fee will be:  (i) 1.0% on an annualized basis of the average daily net assets of the Fund on net assets below $1.5 billion; (ii) 0.9% on an annualized basis of the average daily net assets of the Fund on net assets between $1.5 billion and $2.0 billion; (iii) 0.8% on an annualized basis of the average daily net assets of the Fund on net assets between $2.0 billion and $5.0 billion; and (iv) 0.75% on an annualized basis of the average daily net assets of the Fund on net assets over $5.0 billion.  This agreement is effective for the period from April 30, 2014 through April 29, 2015 and shall continue in effect from year-to-year thereafter only upon mutual agreement of the Fund and the Adviser.

The Advisory Contract will continue in effect from year-to-year provided such continuance is approved at least annually by (i) a vote of the majority of the Fund’s Trustees who are not parties thereto or “interested persons” (as defined in the 1940 Act) of the Fund or the Adviser (the “Independent Trustees”), cast in person at a meeting specifically called for the purpose of voting on such approval and by (ii) the majority vote of either all of the Fund’s Trustees or the vote of a majority of the outstanding shares of the Fund.  The Advisory Contract may be terminated without penalty on 60 days’ written notice by a vote of a majority of the Fund’s Trustees or by the Adviser, or by holders of a majority of the Fund’s outstanding shares.  The Advisory Contract shall terminate automatically in the event of its assignment.  A discussion regarding the Board of Trustees’ basis for approving the Advisory Contract is available in the Annual Report to Fund shareholders for the fiscal year ended December 31, 2013.

Table of Contents - Statement of Additional Information (SAI)

	Gross Advisory Fees	Amount of Fees Reduced	Net Advisory Fees Paid
Fiscal Year ended December 31, 2013	$46,297,746	$5,759,630	$40,538,116
Fiscal Year ended December 31, 2012	$54,518,360	$6,175,196	$48,343,164
Period from September 30, 2011 to December 31, 2011	$14,233,429	$1,639,710	$12,593,719
Fiscal Year ended September 30, 2011	$49,263,833	$5,296,618	$43,967,215

Notice

The Adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act (“CEA”) with respect to the Fund pursuant to CFTC Rule 4.5.  Accordingly, neither the Fund nor the Adviser (with respect to the Fund) is subject to registration or regulation as a “commodity pool operator” under the CEA. To remain eligible for the exclusion, the Fund will be limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including futures and options on futures and certain swaps transactions.  In the event that the Fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, the Adviser may be required to register as a “commodity pool operator” and/or “commodity trading advisor” with the CFTC with respect to the Fund. The Adviser’s eligibility to claim the exclusion with respect to the Fund will be based upon, among other things, the level and scope of the Fund’s investment in commodity interests, the purposes of such investments and the manner in which the Fund holds out its use of commodity interests. The Fund’s ability to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by the Adviser’s intention to operate the Fund in a manner that would permit the Adviser to continue to claim the exclusion under Rule 4.5, which may adversely affect the Fund’s total return. In the event the Adviser becomes unable to rely on the exclusion in Rule 4.5 and is required to register with the CFTC as a commodity pool operator with respect to the Fund, the Fund’s expenses may increase, adversely affecting the Fund’s total return.

Distributor and Other Service Providers

Shares of the Fund are offered on a continuous basis.  The Fund’s principal underwriter is Quasar Distributors, LLC (“Quasar”), 615 East Michigan Street, Milwaukee, Wisconsin 53202.  Quasar is a Delaware limited liability company organized in 2000, and is currently wholly-owned by U.S. Bancorp Fund Services, LLC, the Fund’s administrator, transfer agent, dividend-paying agent and accounting services agent.  Quasar is a broker-dealer registered under the Securities Exchange Act of 1934, as amended, and a member of the Financial Industry Regulatory Authority.

Table of Contents - Statement of Additional Information (SAI)

The Board has approved a Distribution Agreement (the “Distribution Agreement”) pursuant to which Quasar acts as the Fund’s non-exclusive agent for the sale and distribution of the Fund’s shares on a best efforts basis, provides certain administration services and promotes and arranges for the sale of the Fund’s shares.  The Distribution Agreement provides that the Fund will pay Quasar a base annual fee, fees for sales literature compliance reviews and certain out-of-pocket expenses.

The Distribution Agreement has an initial term of two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by the vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the Independent Trustees.  The Distribution Agreement may be terminated without penalty, including by the Fund on 60 days’ written notice when authorized either by a majority vote of the Independent Trustees or by the vote of a majority of the Fund’s outstanding voting securities, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

The Fund has adopted an amended and restated plan of distribution dated July 30, 2013 (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act in respect of the Investor Class shares only.  Under the Plan, the Fund may pay to Quasar, to any broker-dealer with whom the Fund has entered into a contract to distribute Investor Class shares, or to any other qualified financial services firm, compensation for distribution and/or shareholder-related services with respect to Investor Class shares held or purchased by their respective customers or in connection with the purchase of Investor Class shares attributable to their efforts.  The amount of such compensation paid in any one year shall not exceed 0.25% annually of the average daily net assets attributable to the Investor Class shares of the Fund.

The Plan provides that the Trustees will review, at least quarterly, a report of distribution expenses incurred under the Plan and the purposes for which such expenses were incurred.  The Plan will remain in effect from year to year provided such continuance is approved at least annually by the vote of a majority of the Fund’s Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund, the Adviser or Quasar and who have no direct or indirect interest in the operation of the Plan or any related agreement (the “Rule 12b-1 Trustees”), cast in person at a meeting called for the purpose of voting on such approval, and additionally by a vote of either a majority of the Fund’s Trustees or a majority of the outstanding shares of the affected share class of the Fund.

The Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the outstanding shares of the affected share class of the Fund.  The Plan may not be amended to increase materially the amount of distribution expenses payable under the Plan without approval of the affected share class of the Fund.  In addition, all material amendments to the Plan must be approved by the Fund’s Trustees in the manner described above.

The Fund has entered into service agreements with various financial intermediaries.  Though the terms of the Fund’s agreements vary, service providers generally are required to provide various shareholder services to the Fund or certain of the Fund’s shareholders, including records maintenance, shareholder communications, transactional services, tax information and reports, and facilitation of purchase and redemption orders.  Payments generally are made under the Plan at the annual rate of 0.25% of the average daily net assets attributable to the Investor Class shares of the Fund.  In the case of the Fund’s agreements with Charles Schwab & Company, Inc. (“Schwab”), National Financial Services Corporation (“NFSC”) and certain other service providers, the Fund pays out of its assets, but not pursuant to the Plan, additional amounts to compensate such service providers for providing other permitted services.  The amounts of these payments may exceed the costs of providing the related services.

Table of Contents - Statement of Additional Information (SAI)

The Fund incurred total expenses of $7,923,542, $9,279,148, $3,144,918, $10,771,317 during the fiscal years ended December 31, 2013 and December 31, 2012, the three months ended December 31, 2011 and the fiscal year ended September 30, 2011, respectively, under its agreements with its service providers in respect of the Fund’s Investor Class shares. During the fiscal year ended December 31, 2013, the Fund paid $1,947,906 to Schwab and $4,923,182 to NFSC. During the fiscal year ended December 31, 2012, the Fund paid $1,966,543 to Schwab and $5,364,749 to NFSC.  For the three months ended December 31, 2011, the Fund paid $515,540 to Schwab and $1,293,360 to NFSC.  During the fiscal year ended September 30, 2011, the Fund paid $1,887,033 to Schwab and $4,482,905 to NFSC.  As of the date of this SAI, other service providers with which the Fund has similar arrangements include the following entities:

National Financial Services Corp.	JP Morgan	Wedbush Securities Inc.
Charles Schwab	Weston Securities Corp.	Optionsxpress
Morgan Stanley / Smith Barney	Princor Financial Services Corp.	Lazard Capital Markets LLC
Pershing	Mid Atlantic Capital Corp.	Planmember Securities Corporation
Ameritrade	Reliance Trust Company	Stockcross Financial Services Inc.
Financial Data Services	BMO Harris Bank N.A.	Nationwide Financial Services
MSCS Financial Services LLC	Wilmington Trust Retirement	Assetmark Trust Company
UBS Financial Services	Prudential Investment Management Services LLC	Cetera Advisors Networks LLC
Vanguard Marketing Corp.		Hand Securities Inc.
LPL Financial Services Linsco/Private Ledger	Foliofn Investments	First Capital Equities
	Janney Montgomery Scott LLC	Cambridge Investment Research, Inc.
Genworth Financial Trust Company	TC Advisors Network	Morgan Keegan
	AXA Advisors LLC	BB&T Securities LLC
Barclays Capital Inc.	Prudential Retirement Services	BB&T Investment Services Inc.
US Bancorp Investments	APEX Clearing Corporation	COR Clearing LLC
E*Trade Clearing LLC	DA Davidson & Co.
Stifel Nicholaus & Company Inc.	Cetera Investment Services LLC
RBC Capital Markets Corporation	Comprehensive Asset Management
Sterne Agee & Leach Inc.	First Southwest Securities

The Fund expects that additional firms may be added to or removed from the above list from time to time.

During the fiscal year ended December 31, 2013, the Fund paid the following amounts for the following services under the Plan:

Advertising	$54,453

Printing and mailing of prospectuses to other than current shareholders	$5,287

Table of Contents - Statement of Additional Information (SAI)

Compensation to underwriters	$75,300

Compensation to broker-dealers	$8,887,877

Compensation to sales personnel	0

Interest, carrying or other financing charges	0

Other	0

MANAGEMENT

Trustees and Officers

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees.  The Fund’s Trustees and officers are listed below.  Except as indicated, each Trustee has held the office shown or other offices in the same company for the last five years.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During the Past Five Years
Interested Trustees
Roy D. Behren* Westchester Capital Management, LLC 100 Summit Lake Drive Valhalla, NY 10595 Age: 53	Co-President, Treasurer and Trustee	Indefinite; since 2011	Co-Portfolio Manager and Co-President of Westchester Capital Management, LLC, the Fund's Adviser, since 2011. Co-Portfolio Manager of Westchester Capital Management, Inc., the Fund's previous adviser, from 2007 to 2010. Research analyst for Westchester Capital Management, Inc. from 1994 until 2010. Chief Compliance Officer of the Fund and Westchester Capital Management, Inc. from 2004 to 2010.	3	None
Michael T. Shannon* Westchester Capital Management, LLC 100 Summit Lake Drive Valhalla, NY 10595 Age: 47	Co-President and Trustee	Indefinite; since 2011 and 2013, respectively	Co-Portfolio Manager and Co-President of Westchester Capital Management, LLC, the Fund’s Adviser, since 2011. Co-Portfolio Manager of Westchester Capital Management, Inc., the Fund’s previous adviser, from 2007 to 2010.	3	None

Table of Contents - Statement of Additional Information (SAI)

Name, Address and Age	Position(s)Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During the Past Five Years
Non-Interested Trustees
James P. Logan, III1 c/o Westchester Capital Management, LLC 100 Summit Lake Drive Valhalla, NY 10595 Age: 77	Independent Trustee	Indefinite; since 1989	Chairman of J.P. Logan & Company since January 1980.	3	None
Barry Hamerling c/o Westchester Capital Management, LLC 100 Summit Lake Drive Valhalla, NY 10595 Age: 68	Independent Trustee	Indefinite; since 2007	Managing Partner of Premium Ice Cream of America since 1995. Managing Partner of B&J Freeport since 1990. Managing Partner of Let-US Creations from 1999 to 2011.	3	Trustee of AXA Premier VIP Trust
Richard V. Silver c/o Westchester Capital Management, LLC 100 Summit Lake Drive Valhalla, NY 10595 Age: 58	Independent Trustee	Indefinite; since 2013	Consultant with AXA Equitable Life Insurance Company from May 2012 to April 2013. Senior Executive Vice President, Chief Legal Officer and Chief Administrative Officer of AXA Equitable Life Insurance Company from February 2010 to April 2012. Executive Vice President and General Counsel of AXA Equitable Life Insurance Company from September 2001 to February 2010.	3	None
Christianna Wood c/o Westchester Capital Management, LLC 100 Summit Lake Drive Valhalla, NY 10595 Age: 54	Independent Trustee	Indefinite; since 2013	Chief Executive Officer and President of Gore Creek Capital, Ltd. since August 2009. Chief Executive Officer of Capital Z Asset Management from March 2008 to July 2009.	3	Director of H&R Block Corporation; Director of International Securities Exchange; Director of Grange Insurance
Officers
Bruce Rubin Westchester Capital Management, LLC 100 Summit Lake Drive Valhalla, NY 10595 Age: 54	Vice President, Chief Compliance Officer and Anti-Money Laundering Compliance Officer	One-year terms; since 2010
Chief Operating Officer of Westchester Capital Management, LLC, the Fund's Adviser.  Chief Operating Officer of Westchester Capital Management, Inc., the Fund's previous adviser, from 2010 to 2010.  Chief Operating Officer of Seneca Capital from 2005 to 2010.
				N/A	N/A
Abraham Cary Westchester Capital Management, LLC 100 Summit Lake Drive Valhalla, NY 10595 Age: 38	Secretary	One-year terms; since 2012	Head of Trading of Westchester Capital Management, LLC, the Fund’s Adviser since 2011. Head of Trading of Westchester Capital Management, Inc., the Fund’s previous adviser from 2002 to 2010.	N/A	N/A

1 Mr. Logan expects to retire as a Trustee of the Fund on June 30, 2014.

*      Denotes a trustee who is an “interested person” (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Fund or of the Fund’s investment adviser.  Messrs. Behren and Shannon are deemed to be interested persons because of their affiliation with the Fund’s investment adviser, Westchester Capital Management, LLC, and because they are officers of the Fund.

**      The fund complex consists of the Fund, The Merger Fund VL and WCM Alternatives: Event-Driven Fund.

Table of Contents - Statement of Additional Information (SAI)

LEADERSHIP STRUCTURE AND THE BOARD OF TRUSTEES

The Board of Trustees currently is comprised of six Trustees, four of whom are Independent Trustees.  Roy Behren, Co-President of the Fund and an “interested person” (as that term is defined in the 1940 Act) of the Fund, presides at all meetings of the Board.

The Board has appointed Barry Hamerling, Chairman of the Fund’s Audit Committee, to serve as Lead Independent Trustee. The Lead Independent Trustee, among other things, chairs executive sessions of the Independent Trustees, assists in the development of the agenda for Board meetings, serves as a spokesperson for the Independent Trustees and serves as a liaison between the Fund’s other Independent Trustees and the Fund’s management, Chief Compliance Officer, service providers, auditors and counsel between Board meetings.  The Fund believes this structure allows all of the Independent Trustees to participate in the full range of the Board’s responsibilities with respect to its oversight of the Fund’s management.  The Board has determined that this leadership structure, including the role of the Lead Independent Trustee, is appropriate given the size and complexity of the Fund, the number of Trustees overseeing the Fund and the Board’s oversight responsibilities, as well as the Fund’s business activities.

The Board holds four regular meetings each year to consider and address matters involving the Fund.  The Board also may hold special meetings to address matters arising between regular meetings.  These special meetings may take place in person or by telephone. In addition, members of the Board meet informally from time to time to discuss fund-related issues or to meet with potential candidates for Board membership.  The Independent Trustees also meet each quarter and additionally on an as-needed basis in executive sessions outside the presence of management.  The Board has access to counsel for the Fund and independent legal counsel for the Independent Trustees for consultation concerning any issues that may occur during or between regularly scheduled Board meetings.  As discussed below, the Board has established an Audit Committee and a Nominating and Compensation Committee to assist the Board in performing its oversight responsibilities.

The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the Fund and protecting the interests of its shareholders.  The Board has concluded that, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, each Trustee is qualified and should continue to serve as such.

Table of Contents - Statement of Additional Information (SAI)

In determining that a particular Trustee is or continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling.  Additional information about the specific experience, skills, attributes and qualifications of each Trustee, which in each case led to the Board’s conclusion that the Trustee should continue to serve as a Trustee of the Fund, is provided in the table above and in the next paragraph.

Among other attributes and qualifications common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Trustees), to interact effectively with the Adviser, other service providers, counsel and the Fund’s independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees.  Mr. Behren has experience as a portfolio manager of the Fund and three other funds advised or sub-advised by the Adviser; Mr. Logan has experience in the investment banking industry and as an executive of a number of organizations; Mr. Hamerling has experience as an executive of the largest financial and tax counseling firm in the United States and as a director or trustee of a number of other fund boards; Mr. Shannon has experience as a portfolio manager of the Fund and three other funds advised or sub-advised by the Adviser; Mr. Silver has experience as a senior executive at a major financial services and insurance firm; and Ms. Wood has experience as an executive and an investment officer in the investment management industry.

The disclosure herein of a Trustee’s experience, qualifications, attributes and skills does not impose on any such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the Board and any committee thereof in the absence of such experience, qualifications, attributes and skills.

The specific experience, qualifications, attributes or skills that led to the conclusion that each Trustee should serve as a Trustee of the Fund are as follows:

Roy Behren, has experience as a portfolio manager of the Fund. He joined Westchester, the Fund’s previous investment adviser, in 1994 from the U.S. Securities and Exchange Commission.  After earning a B.S. in Economics at The Wharton School, he received a J.D. degree from the University of Miami Law School and an LL.M. degree in corporate law from the New York University School of Law.  He then joined the SEC’s New York Regional Office, where he worked as an enforcement attorney for seven years prior to starting his investment career at Westchester.  From 2004 through 2006, Mr. Behren served as a member of Redback Networks’ Board of Directors and its Audit Committee.  He is co-portfolio manager of the Adviser and its affiliate, Westchester Capital Partners, LLC (“WCP”).  Mr. Behren was the Chief Compliance Officer of Westchester and the Fund from September 2004 through June 2010.

James P. Logan, III has been an Independent Trustee of the Fund since its inception and an Independent Trustee of The Merger Fund VL since its inception. Mr. Logan has experience in the investment banking industry and as an executive of a number of organizations.  Mr. Logan has been Chairman of J.P.  Logan & Company, an executive search consulting firm, since 1979.  J.P. Logan & Company has been focused exclusively on the private equity business since 1980.  He has been involved with aiding private equity firms in the staffing of businesses that they own or control or are contemplating owning or controlling.  In 1993 he was instrumental in forming Value Asset Management, a company formed to buy asset management companies.  Value Asset Management was financed by Onex Holdings, a Canadian and New York based private equity firm.  Mr. Logan supplied the CEO and two key directors for Value Asset Management, and was the finder for their first acquisition of an asset management company.  Mr. Logan spent 13 years in the investment banking business from 1960 to 1973 as Managing Director, Investment Banking and General Management, of White, Weld & Co. (which was purchased by Merrill Lynch & Co., Inc. in 1978).  Mr. Logan received a B.A. degree from Rutgers University.

Table of Contents - Statement of Additional Information (SAI)

Barry Hamerling, Lead Independent Trustee and Chairman of the Audit Committee, has been an Independent Trustee of the Fund since 2007 and an Independent Trustee of The Merger Fund VL since 2007.  Mr. Hamerling has experience as an executive of the largest financial and tax counseling firm in the United States and as a director or trustee of a number of other fund boards.  He has been Managing Partner of Premium Ice Cream of America since 1999, Managing Partner of B&J of Freeport since 1990 and was Managing Partner of Let-US Creations (formerly Premium Salads of America) from 1999 to 2011.  From 1970 to 1999, Mr. Hamerling commenced his career as a staff attorney and retired as President of The Ayco Company, L.P., the largest financial and tax counseling firm serving Corporate America in the United States which provides advice to senior executives of 200 of the Fortune 500 companies.  Mr. Hamerling is a Trustee of AXA Premier VIP Trust.  He was formerly Chairman of the Ayco Charitable Foundation, a donor-advised fund, a Trustee and member of the audit and nominating committees of Granum Value Fund, a long-short equity fund, and a Trustee of Rutgers University.  Mr. Hamerling received a B.A. from Rutgers University and a J.D. from Rutgers Law School.

Michael T. Shannon has experience as a portfolio manager of the Fund.  He joined Westchester, the Fund’s previous investment adviser, in 1996. Previously, he worked in J.P. Morgan’s corporate finance, mergers & acquisitions and equity research departments. After a brief period as Senior Vice President in charge of Mergers and Special Situations at D.E. Shaw & Co. from March 2005 to May 2006, he rejoined Westchester as co-portfolio manager.  Mr. Shannon is co-portfolio manager of the Adviser and its affiliate, WCP. Mr. Shannon, who holds a Chartered Financial Analyst certification, is a member of the New York Society of Security Analysts and the CFA Institute. He received a B.S. in Finance from Boston College.

Richard V. Silver has extensive experience as a senior executive at a major financial services and insurance firm.  Among other positions, he served as Senior Executive Vice President, Chief Legal Officer and Chief Administrative Officer of AXA Equitable Life Insurance Company from 2010 to 2012.  Mr. Silver was also General Counsel of AXA Equitable Life Insurance Company from 1999 to 2009.  He also served as the President and Chief Operating Officer of AXA Advisors from 1991 to 1994.  Prior to joining AXA Equitable Life Insurance Company, Mr. Silver worked as a securities attorney for Merrill Lynch & Co. Mr. Silver, who holds FINRA Series 7, 24, 63 and 65 licenses, received his B.A. and J.D. from St. John’s University.

Table of Contents - Statement of Additional Information (SAI)

Christianna Wood has over 30 years of professional experience in the investment management industry, both as an executive and as an investment officer.  She has been Chief Executive Officer and President of Gore Creek Capital, Ltd. since August 2009.  She has experience serving as a Director of H&R Block Corporation and Grange Insurance and has served on a number of audit committees. Ms. Wood also has corporate governance experience from, among other things, her service as a trustee of Vassar College since 2006 (including as a member of its Trustee Investor Responsibility Committee since 2006 and Chairman of the Committee since 2011) and as a member of the Audit and Governance Committees of the International Securities Exchange since 2010 and her involvement with the International Corporate Governance Network from 2008 to 2012 (including as Chairman of the Board from 2009 to 2012 and Chairman of the Audit and Accounting Practices Committee from 2006 to 2008). Ms. Wood has also served as the Chief Executive Officer of an asset management company (Capital Z Asset Management from 2008 to 2009) and served as the Senior Investment Officer for Global Equity at California Public Employees’ Retirement System from 2002 to 2008.

The Board annually performs a self-assessment, which includes a review of the composition of the Board and its committees, including diversity of trustees’ age, experience and skills; trustees’ service on other boards; committee structure; size of the Board and ratio of interested to independent trustees; size of the committees and ratio of interested to independent trustees; process for identifying and recruiting new trustees; qualifications for Board membership and determination of trustee independence.

The Board has adopted a retirement policy requiring each Trustee to retire from service as a member of the Board as of the December 31 next occurring after he or she attains the age of 75.  Current members of the Board may, upon the approval of a majority of the Trustees then in office, be granted a one-year extension until the following December 31.  In the case of Mr. Logan, the Board granted an extension until June 30, 2014.

The Board has not adopted a policy that prohibits its members from serving as directors or officers of other companies.  Accordingly, certain of the Board’s members may serve as directors or officers of other companies from time to time.  Although the Fund is not required to do so, the Fund may restrict itself from investing in the securities of companies on whose boards its Trustees also serve because, for example, the Trustee may have material non public information about the issuer, as an accommodation to the other company, or for other reasons.  Any such restriction may prevent the Fund from taking advantage of an investment opportunity in which it would otherwise invest and may materially adversely affect the performance of the Fund.

RISK OVERSIGHT

Consistent with its responsibility for oversight of the Fund, the Board, among other things, oversees risk management of the Fund’s investment program and business affairs directly and through the committee structure that it has established.  A principal risk associated with the Fund’s merger-arbitrage investment strategy is that certain of the proposed reorganizations in which the Fund invests may be renegotiated or terminated, in which case losses may be realized.  For a discussion of the other principal risks of investing in the Fund, please see the Fund’s prospectus.

Table of Contents - Statement of Additional Information (SAI)

The Board requires the Adviser and the Chief Compliance Officer of the Fund to report to the full Board on a variety of matters at regular meetings of the Board, including matters relating to risk management.  The Audit Committee also receives regular reports from the Fund’s independent registered public accounting firm on internal control and financial reporting matters.  On a quarterly basis, the Board meets with the Fund’s Chief Compliance Officer to discuss issues related to Fund compliance.  On an annual basis, the Board receives a written report from the Chief Compliance Officer on the operation of the Fund’s policies and procedures and those of its service providers.  The report addresses the operation of the policies and procedures of the Fund and each service provider since the last report, any material changes to the policies and procedures since the last report, any recommendations for material changes to the policies and procedures as a result of the annual review and any material compliance matters since the date of the last report.  These annual reviews are conducted in conjunction with the Board’s risk oversight function and assist the Board in reviewing and assessing material risks affecting the Fund and its service providers.

In addition, at regular Board meetings, and on an as needed basis, the Board receives and reviews reports from the Adviser and the administrator related to the investments, performance and operations of the Fund, as well as reports on the valuation of certain investments.  The Board also requires the Adviser to report on other matters relating to risk management on a regular and as-needed basis.  The Board periodically meets with representatives of the Fund’s service providers, including the Adviser, administrator, transfer agent, custodian and independent registered public accounting firm, to review and discuss the activities of the Fund.

In the event that market quotations are not readily available or such quotations are believed to be unrepresentative of fair market value, fair value is determined in good faith by the Adviser acting pursuant to procedures adopted by the Board and subject to oversight by the Board.  The Adviser includes any fair-value pricing of securities in a written report to the Board for their consideration and approval on a quarterly basis.

Remuneration

Management considers that Messrs. Logan, Hamerling and Silver and Ms. Wood are Independent Trustees.  The fees of the Independent Trustees ($53,000 per year for Board meetings, $6,000 per year for Audit Committee meetings, and $5,000 per year for the Lead Independent Trustee), in addition to their out-of-pocket expenses in connection with attendance at Trustees meetings, are paid by the Fund.  For the fiscal year ended December 31, 2013, the Fund paid the following in Trustees’ fees:

Table of Contents - Statement of Additional Information (SAI)

COMPENSATION TABLE
(for the fiscal year ended December 31, 2013)*

Name of Trustee	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Fund and Fund Complex Paid to Trustees**
Roy D. Behren	$0	$0	$0	$0
Michael T. Shannon	$0	$0	$0	$0
Michael J. Downey***	$28,000	$0	$0	$29,000
James P. Logan, III	$57,500	$0	$0	$59,500
Barry Hamerling	$62,500	$0	$0	$64,500
Richard V. Silver(1)	$29,500	$0	$0	$30,500
Christianna Wood(1)	$29,500	$0	$0	$30,500

*     A deferred compensation plan for the benefit of the Trustees has been adopted by the Fund.  Under the deferred compensation plan, each participating Trustee may elect in advance to defer cash compensation to be earned by the participant during the plan year.  A participant may elect to receive payments in the form of a lump sum cash payment or in the form of an annual installment payout made over a specified period of two to ten years, with such payment to be made or begin on a specified date or upon a participant’s separation of service as a member of the Board.  Each participant’s deferred fees will be invested in shares of the Fund.  For the fiscal year ended December 31, 2013, Mr. Hamerling accrued $62,500 as deferred compensation from the Fund.

**	The fund complex consists of the Fund, The Merger Fund VL and WCM Alternatives: Event-Driven Fund.

*** Michael J. Downey resigned as Trustee of the Fund in April of 2013.

(1) Each of Mr. Silver’s and Ms. Wood’s term as Trustee of the Fund, The Merger Fund VL and WCM Alternatives: Event-Driven Fund commenced in July 2013.

  As of April 1, 2014, the Trustees and officers of the Fund and the Adviser’s retirement funds, as a group, owned less than 1% of the outstanding shares of each class of shares of the Fund.  Furthermore, neither the Independent Trustees, nor members of their immediate families, own securities beneficially or of record in the Adviser or an affiliate of the Adviser.

Codes of Ethics

The Fund and the Adviser have adopted a joint code of ethics under Rule 17j-1 of the 1940 Act (the “Code”).  The Fund’s Trustees and officers and employees of the Adviser are permitted to engage in personal securities transactions, including in securities that may be purchased or held by the Fund, subject to the restrictions and procedures contained in the Code, which has been approved by the Board in accordance with standards set forth under the 1940 Act.  The Codes of Ethics is filed as an exhibit to the Fund’s Registration Statement and is available to the public.  The code of ethics is also available at the SEC’s public reference room in Washington, DC (call 1-202-551-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC’s Internet site (http://www.sec.gov); or, upon payment of copying fees, by writing the SEC’s public reference section, 100 F Street N.E. Washington DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

Standing Committees

The Board has appointed an audit committee (the “Audit Committee”) presently consisting of all non-interested Trustees – Messrs. Logan, Hamerling and Silver and Ms. Wood.  The Audit Committee met five times during the fiscal year ended December 31, 2013.  The Audit Committee is responsible for: (a) assisting the Board in its oversight of overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (b) assisting the Board in its oversight of overseeing the quality and objectivity of the Fund’s financial statements and the independent audit thereof; and (c) selecting, overseeing and setting compensation of the Fund’s independent auditor and acting as a liaison between the Fund’s independent auditors and the full Board of Trustees. Mr. Hamerling and Ms. Wood serve as audit committee financial experts.

Table of Contents - Statement of Additional Information (SAI)

The Fund has a Nominating and Compensation Committee consisting of Messrs. Logan, Hamerling, Silver and Ms. Wood, which met twice during the fiscal year ended December 31, 2013.  Members of the Nominating and Compensation Committee, however, meet informally from time to time with potential candidates as part of a greater process to identify potential high-quality candidates.  The purposes of the Nominating and Compensation Committee are to identify individuals qualified to become members of the Board, consistent with criteria approved by the Board; select and recommend to the Board the nomination of trustees for appointment by the Board or election by the shareholders; set any necessary standards or qualifications for service on the Board and set the fees of the Independent Trustees.

The Nominating and Compensation Committee will consider, among other sources, nominees recommended by shareholders. Stockholders may submit recommendations by mailing the candidate’s name and qualifications to the attention of the President.

Trustee Equity Ownership as of December 31, 2013
Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)
Trustees who are “interested persons” of the Fund
Roy D. Behren Michael T. Shannon	Over $100,000 Over $100,000	Over $100,000 Over $100,000
Trustees who are not “interested persons” of the Fund
James P. Logan, III(2) Richard V. Silver Christianna Wood(3) Barry Hamerling	$1-$10,000 $10,001-$50,000 $0 Over $100,000	$1-$10,000 $10,001-$50,000 $0 Over $100,000
(1)           Includes shares of the Fund, The Merger Fund VL and WCM Alternatives: Event-Driven Fund.

(2)           Mr. Logan disclaims beneficial ownership of his wife's shares.

(3)           As of April 10, 2014, Ms. Wood owned approximately $10,001-$50,000 of equity securities in the Fund.

Proxy and Corporate-Action Voting Policies and Procedures

The Fund has adopted Proxy and Corporate-Action Voting Policies and Procedures that govern the voting of proxies for securities held by the Fund.  The Adviser has full authority to vote proxies or act with respect to other shareholder actions on behalf of the Fund.  The Adviser’s primary consideration in voting proxies is the best interest of the Fund.  Where a proxy proposal raises a material conflict between the Adviser’s interests and the Fund’s interests, the Adviser will resolve the conflict by following the policy guidelines.  The proxy-voting guidelines describe the Adviser’s general position on proposals.  The Adviser will generally vote against any management proposal that clearly has the effect of restricting the ability of shareholders to realize the full potential value of their investment.  Routine proposals that do not change the structure, bylaws or operations of the corporation to the detriment of the shareholders will normally be approved.  The Adviser will review certain issues on a case-by-case basis based on the financial interest of the Fund.  When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion.  However, if the Adviser has knowledge that an event will occur having a material effect on the Fund’s investment in a loaned security, the Adviser may seek to call the loan in time to vote the securities or the Adviser may seek to enter into an arrangement which ensures that the proxies for such material events may be voted as the Adviser believes is in the Fund’s best interests.  There can be no assurance that the Adviser will be successful in calling a loan in time to vote the securities or entering into an arrangement to ensure the proxies for such events will be voted as the Adviser believes is in the Fund’s best interests. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund’s Transfer Agent at 1-800-343-8959 and on the SEC’s website at www.sec.gov.

Table of Contents - Statement of Additional Information (SAI)

SERVICES AND INVESTMENT PLANS

(See “INVESTMENT PLANS” in the Fund’s prospectus.)

The costs of services rendered to the Fund’s investors by its transfer agent, U.S. Bancorp Fund Services, LLC (“U.S. Bancorp”) are paid for by the Fund; however, in order to cover abnormal administrative costs, investors requesting an historical transcript of their account will be charged a fee based upon the number of years researched.  The Fund reserves the right, on 60 days’ written notice, to charge investors to cover other administrative costs of services provided to shareholders.

Certain of the plans described below may be available only to those purchasing Investor Class shares.

IRA Plan

Individuals may establish an Individual Retirement Account (“IRA”) through “The Merger Fund IRA Plan.” The Merger Fund IRA Plan provides individuals with the opportunity to establish an IRA in order to purchase shares of the Fund.  The Merger Fund IRA Plan can also be used for a transfer from an existing IRA, or for a rollover from a qualified retirement plan from which the individual receives a lump-sum distribution.  The form of The Merger Fund IRA Plan meets the requirements of Section 408 of the Internal Revenue Code of 1986, as amended.  U.S. Bank, N.A. acts as custodian for The Merger Fund IRA Plan, and the adoption of The Merger Fund IRA Plan by each individual is subject to acceptance or rejection by U.S. Bank, N.A. in its capacity as custodian.

Qualifying shareholders may invest in the Fund through a “Roth IRA,” which is a form of IRA created in 1997.  Shareholders should consult with their own financial advisers to determine eligibility.

Table of Contents - Statement of Additional Information (SAI)

Other Retirement Plans

Investors may invest in the Fund through certain prototype plans which provide opportunities to corporations, self-employed individuals and partnerships to establish defined benefit and defined contribution qualified retirement plans under which shares of the Fund may be purchased.  Such plans can, in most cases, also accept a transfer or a rollover from an existing qualified retirement plan from which an individual receives a lump-sum distribution of the individual’s entire account balance in such plan.  A defined-benefit qualified retirement plan specifies what a participant’s pension benefit will be, and the employer (including a self-employed individual) adopting the plan must then fund the plan on an actuarial basis so it can pay the promised benefit.  A defined-contribution qualified retirement plan does not promise any definite benefit but instead provides for certain contributions to be made to the plan, and a participant’s ultimate benefit depends on the amount that has accumulated in his account.  U.S. Bancorp acts as custodian of the qualified plans.  Each plan as adopted by an employer (including a self-employed individual) or partnership is subject to acceptance or rejection by U.S. Bancorp.

Systematic Withdrawal Plan

Shareholders participating in a Systematic Withdrawal Plan should note that disbursements may be based on the redemption of a fixed dollar amount, fixed number of shares, percent of account or declining balance.  Any income, dividends and capital-gain distributions on shares held in Systematic Withdrawal Plan accounts should be reinvested in additional Fund shares.  Systematic Withdrawal Plan payments will be made out of the proceeds realized from the redemption of Fund shares held in the account.  These redemptions made to effect withdrawal payments may reduce or exhaust entirely the original investment held under the plan.  A Systematic Withdrawal Plan may be terminated at any time by the shareholder or the Fund upon written notice and will be automatically terminated when all Fund shares in the shareholder’s account under the plan have been liquidated.

USA P ATRIOT ACT

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account directly with a Fund, you will be asked your name, address, date of birth, and other information that will allow you to be identified. You may also be asked for other identifying documentation. If a Trust is unable to verify the information shortly after your account is opened, your account may be closed and your shares redeemed at their net asset values at the time of the redemption.

NET ASSET VALUE

(See “NET ASSET VALUE” in the Fund’s prospectus.)

The NAV per share of each class of shares of the Fund will be determined on each day when the New York Stock Exchange (“NYSE”) is open for business at the close of regular trading on the NYSE and will be computed by determining the aggregate value of all of the assets of the Fund attributable to that share class less liabilities attributable to that share class and then dividing by the total number of shares of that class outstanding.   On holidays or other days when the NYSE is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests.  However, on those days the values of the Fund’s assets may be affected, including if the Fund holds foreign securities that trade on foreign markets that are open.  In order for your purchase order to be processed at the Fund’s NAV determined on a business day, the Fund (or an authorized financial intermediary) must receive your purchase request in good order before the close of regular trading on the NYSE (normally 4:00 p.m., Eastern Time).  In the case of orders submitted through an authorized financial intermediary, the intermediary must also subsequently communicate the request properly and timely to the Fund for you to receive the Fund’s NAV determined on that business day.

Table of Contents - Statement of Additional Information (SAI)

Equity securities that trade on an exchange will typically be valued based on the last reported sale price.  Securities listed on NASDAQ are typically valued using the NASDAQ Official Closing Price.  If, on a particular day, an exchange-listed security does not trade, then the mean between the closing bid and asked prices will typically be used to value the security Fixed income securities having a maturity of greater than 60 days are typically valued based on evaluations provided by a pricing vendor approved by the Board of Trustees.  Exchange-traded options are typically valued at the higher of intrinsic value of the option (i.e., what the Fund can receive upon exercising the option) or the last reported composite sale price when such sale falls between the bid and asked prices.  When the last sale of an exchange-traded option is outside the bid and asked prices, the Fund will typically value the option at the higher of intrinsic value of the option or the mean between the last reported bid and asked prices.  Investments in registered open-end investment companies are typically valued at their reported NAV per share.

The Fund typically fair values securities and assets for which (a) market quotations are not readily available or (b) market quotations are believed to be unrepresentative of market value.  For example, the Fund may fair value a security that primarily trades on an exchange that closes before the NYSE if a significant event occurs after the close of the exchange on which the security primarily trades but before the NYSE closes.  Fair valuations are determined in good faith by the Valuation Group, a committee comprised of persons who are officers of the Trust or representatives of the Adviser, acting pursuant to procedures adopted by the Board.  When fair-value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.  In addition, due to the subjective nature of fair-value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

ADDITIONAL INFORMATION ABOUT REDEMPTIONS

(See “REDEMPTIONS” in the Fund’s prospectus.)

Supporting documents in addition to those listed under “Redemptions” in the Fund’s prospectus will be required from executors, administrators, trustees, or if redemption is requested by one other than the shareholder of record.  Such documents include, but are not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

Table of Contents - Statement of Additional Information (SAI)

Under the 1940 Act, a shareholder’s right to redeem shares and to receive payment therefor may be suspended at times:  (a) when the New York Stock Exchange is closed, other than customary weekend and holiday closings; (b) when trading on that exchange is restricted for any reason; (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or (d) when the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.  In case of suspension of the right of redemption, payment of a redemption request will be made based on the NAV next determined after the termination of the suspension.

CONVERSION OF SHARES BETWEEN CLASSES

From time to time, the Fund may permit the conversion of shares of one class to another share class provided that the value of shares so converted meets the minimum initial investment requirements in the other class, that the shares of the other class are eligible for sale in the applicable state of residence, those shares are otherwise available for offer and sale, and such other terms and conditions as the Fund may determine are met. Ongoing fees and expenses incurred by a given share class will differ from those of other share classes, and a shareholder receiving new shares in an intra-Fund conversion may be subject to higher or lower total expenses following such conversion. Not all classes of shares may be open to new investors. Conversion transactions will be effected only into an identically registered account. Shareholders should consult their tax advisors as to the federal, foreign, state and local tax consequences of an intra-Fund exchange. Such conversion transactions must be effected according to other applicable law.  The Fund reserves the right to refuse any or all requests for conversion. A conversion of shares between classes is exempt from the trading limits described in the Fund’s registration statement.

TAXATION

(See “DIVIDENDS, DISTRIBUTIONS AND TAXES” in the Fund’s prospectus.)

The following summary of certain U.S. federal income tax considerations is intended for general informational purposes only.  This discussion does not address all aspects of taxation (including state, local, and foreign taxes) that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, tax-deferred retirement plans, financial institutions or broker-dealers, foreign corporations, and persons who are not citizens or residents of the United States) subject to special treatment under U.S. federal income tax laws.  This summary is based on the Code, the regulations thereunder, published rulings and court decisions in effect as of the date of this SAI.  These laws are subject to change, possibly on a retroactive basis.

You are advised to consult your own tax advisor with respect to the specific tax consequences of an investment in the Fund in light of your particular circumstances.  This discussion is not intended as a substitute for careful tax planning.

Table of Contents - Statement of Additional Information (SAI)

U.S. Federal Income Taxation—in General

The Fund has elected and intends to qualify and be eligible each taxable year to be treated as a “regulated investment company” (a “RIC”) under Subchapter M of the Code.  In order to so qualify and elect, the Fund must, among other things:

(a) derive at least 90% of its gross income in each taxable year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below) (all such income, “Qualifying Income”);

(b) invest the Fund’s assets in such a manner that, as of the close of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. government securities, securities of other RICs, and other securities limited in respect of any one issuer (except with regard to certain investment companies furnishing capital to development corporations) to a value not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) no more than 25% of the value of the Fund’s total assets is invested in (x) the securities (other than U.S. government securities or the securities of other RICs) of any one issuer, or two or more issuers each of which the Fund owns 20% or more of the total combined voting power of all classes of stock entitled to vote, and that are engaged in the same or similar trades or businesses or related trades or businesses, or (y) the securities of one or more “qualified publicly traded partnerships” (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as Qualifying Income only to the extent such income is attributable to items of income of the partnership which would be Qualifying Income if realized by the Fund.  However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the Qualifying Income described in (a)(i) above) will be treated as Qualifying Income.  In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2).  In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.  For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.  Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment will depend on the terms and conditions of that investment.  In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above.

Table of Contents - Statement of Additional Information (SAI)

If the Fund qualifies for treatment as a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (computed without regard to the dividends-paid deduction) and net capital gain (net long-term capital gains in excess of net short-term capital losses, in each case determined with reference to any capital loss carryforwards) that it distributes to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below) on a timely basis.

If the Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions or disposing of certain assets. If the Fund were ineligible to or otherwise did not sure such failure for any year, or if the Fund were otherwise to fail to qualify for treatment as a RIC for such taxable year, it would lose the beneficial tax treatment accorded RICs under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders.  All distributions by the Fund, including any distributions of net long-term capital gains, would be taxable to shareholders in the same manner as other regular corporate dividends to the extent of the Fund’s current or accumulated earnings and profits.  The Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

If the Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such calendar year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year (or a later date, if the Fund is permitted to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts.  For purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year (or a later date, if the Fund makes the election referred to above) generally are treated as arising on January 1 of the following calendar year. Also, for these purposes, the Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year.  The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend  (as defined below), its taxable income, and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31) or late-year ordinary loss (generally, (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

Table of Contents - Statement of Additional Information (SAI)

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income.  Instead, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains.  If the Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years without expiration to offset capital gains realized during such subsequent taxable years; any such carryforward losses will retain their character as short-term or long-term.  If the Fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains. The Fund must use any post-2010 losses, which will not expire, before it uses any pre-2011 losses.  This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period.

Federal Income Taxation of Shareholders

For U.S. federal income tax purposes, distributions of investment income are generally taxable to shareholders as ordinary income.  Taxes on distributions of capital gains are determined by how long the Fund owned or is considered to have owned the investments that generated them, rather than how long a shareholder may have owned shares in the Fund.  In general, the Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less.  Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains includible in and taxed at the rates applicable to net capital gain.  Distributions from capital gains are generally made after applying any available capital loss carryovers.  Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. The Fund expects that, as a result of its investment objectives and strategies, its income will consist primarily of short-term capital gains, which are taxable as ordinary income when distributed to shareholders.  Along with any other items of ordinary income, such ordinary income distributions, in the case of non-corporate shareholders, can be reduced by capital losses only to the extent of $3,000 (or $1,500 in the case of a married taxpayer filing separately) per year, and in the case of corporate shareholders cannot be reduced by capital losses.

Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals whose income exceeds certain threshold amounts, and of certain trusts and estates under similar rules.  The details of the implementation of this tax remain subject to future guidance.  For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption or exchange of Fund shares.  Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

Table of Contents - Statement of Additional Information (SAI)

The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and may distribute its net capital gain.  Taxable income that is retained by the Fund will be subject to tax at regular corporate rates.  The Fund may also retain for investment its net capital gain.  If the Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities.  For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.  The Fund is not required, and there can be no assurance that the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

Any dividend declared in October, November or December of any calendar year and made payable to shareholders of record in any such month is treated as received by such shareholder on December 31 of such calendar year, provided that the Fund pays the dividend during January of the following calendar year.

Distributions are taxable to shareholders in the same manner whether shareholders receive them in cash or reinvest them in additional shares through a dividend reinvestment plan.

Distributions by the Fund will result in a reduction in the fair market value of the Fund’s shares.  A distribution may be taxable to a shareholder even though, from an investment standpoint, it may constitute a partial return of capital.  In particular, an investor that purchases shares of the Fund just prior to a taxable distribution will then receive a return of investment upon distribution, which will nevertheless be taxable to this shareholder as ordinary income or capital gain.

Distributions of investment income reported by the Fund as derived from qualified dividend income will be taxed in the hands of individuals at the reduced rates applicable to net capital gain, provided certain holding period and other requirements are met at the shareholder and Fund level.  The Fund does not expect a substantial amount of its distributions to be derived from qualified dividend income.

A portion of the dividends paid by the Fund to shareholders that are corporations (other than S corporations) may be eligible for the 70% dividends-received deduction to the extent such dividends are derived from dividends received from U.S. corporations, provided holding period and other requirements are met at the shareholder and Fund level.  The Fund does not expect that a significant portion of its distributions will be eligible for the corporate dividends-received deduction.

Table of Contents - Statement of Additional Information (SAI)

Any distribution of Fund income that is attributable to (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

The ultimate tax characterization of the Fund’s distributions made in a taxable year cannot be determined until after the end of that taxable year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds the net investment income and net capital gains the Fund realizes that year, in which case the excess generally will be treated as a return of capital to shareholders.  A return of capital reduces a shareholder’s tax basis in Fund shares, with any amounts exceeding such basis treated as gain from the sale of such shares.  To the extent a return of capital reduces a shareholder’s tax basis in Fund shares, the return of capital reduces any loss or increases any gain on the subsequent taxable disposition by a shareholder of those shares.

Sale, Exchange or Redemption of Shares. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months.  Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss.  However, any loss realized upon a taxable disposition of Fund shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to those shares.

Further, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s “wash-sale” rule if other substantially identical shares are purchased within 30 days before or after the disposition.  In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Upon the sale, exchange or redemption of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you sold, exchanged or redeemed.  See the Fund’s prospectus for more information.

Taxation of the Fund’s Investments

Foreign Currency Transactions.   Any transaction by the Fund in foreign currencies, foreign currency-denominated debt obligations or certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.  Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income.  Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Table of Contents - Statement of Additional Information (SAI)

Passive Foreign Investment Companies.  Under the Code, investments in certain foreign investment companies that qualify as “passive foreign investment companies” (“PFICs”) are subject to special tax rules.  A PFIC is any foreign corporation in which (i) 75% or more of the gross income for the taxable year is passive income, or (ii) the average percentage of the assets (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, “passive income” for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

The Fund’s investments that are treated as equity investments for U.S. federal income tax purposes in certain PFICs could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax.  For example, the Fund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. Alternately, the Fund may make an election to mark the gains (and to a limited extent losses) in its PFIC holdings “to the market” as though it had sold and repurchased those holdings on the last day of the Fund’s taxable year.  Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed by the Fund for it to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return.

Dividends paid by PFICs will not be eligible to be treated as qualified dividend income (described above).  Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.

Options and Futures.  In general, option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by the Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock.  If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased.  Gain or loss arising in respect of a termination of the Fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

Table of Contents - Statement of Additional Information (SAI)

The tax treatment of certain contracts (including regulated futures contracts and non-equity options) entered into by the Fund will be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

Other Derivatives, Hedging, and Related Transactions.  In addition to the special rules described above in respect of futures and options transactions, the Fund’s transactions in other derivative instruments (e.g., forward contracts and swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules).  These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities, thereby affecting whether capital gains and losses are treated as short-term or long-term.  These rules could therefore affect the amount, timing and/or character of distributions to shareholders.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

Book-Tax Differences. Certain of the Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and its taxable income.  If the Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment.  In the alternative, if the Fund’s book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits, (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Special Rules for Debt Obligations.  Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount.  Generally, the amount of the OID is treated as interest income and is included in the Fund’s income (and required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security.  In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Table of Contents - Statement of Additional Information (SAI)

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Fund in the secondary market may be treated as having “market discount.”  Very generally, market discount is the excess of the stated redemption price of a debt obligation over the purchase price of such obligation (or in the case of an obligation issued with OID, its “revised issue price”).  Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security.  Alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security.  The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price).  The Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security  The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received.  Such distributions may be made from the cash assets of the Fund or, if necessary, by liquidation of portfolio securities including at a time when it may not be advantageous to do so.  The Fund may realize gains or losses from such liquidations.  In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend or larger distributions of short-term capital gains (see “Federal Income Taxation of Shareholders,” above) than they would in the absence of such transactions.

Securities issued or purchased at a Premium.  Very generally, where the Fund purchases a bond at a price that exceeds the stated principal amount (i.e., a premium), the premium is amortizable over the remaining term of the bond.  In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable, the Fund reduces the current taxable income from the bond by the amortizable premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct, against stated interest from other bonds, any premium not previously deducted.  In the case of a tax-exempt bond, tax rules require the Fund to reduce its tax basis by the amount of amortizable premium.

Table of Contents - Statement of Additional Information (SAI)

Other Taxation

Foreign Taxes.  Income received by the Fund (or an investment company in which the Fund has invested) from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.  Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the Fund’s assets at taxable year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their U.S. federal income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code.  In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund.  A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by the Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes.  Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. Even if the Fund were eligible to make such an election for a given year, it may determine not to do so.  Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

Backup Withholding.  The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (“TIN”), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding.  The backup withholding tax rate is 28%.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax-Exempt Shareholders

Income of a RIC that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the Fund.  Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

Foreign Shareholders

Absent a specific statutory exemption, dividends other than Capital Gain Dividends paid by the Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (such shareholder, a “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. Distributions properly reported as Capital Gain Dividends generally are not subject to withholding of U.S. federal income tax.

Table of Contents - Statement of Additional Information (SAI)

For distributions with respect to taxable years of the Fund beginning before January 1, 2014, the Fund was not required to withhold any amounts  (i) with respect to distributions from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, to the extent such distributions were  properly reported as such by the Fund in a written notice to shareholders ("interest-related dividends"), and (ii) with respect to distributions of net short-term capital gains in excess of net long-term capital losses to the extent such distributions were properly reported as such by the Fund in a written notice to shareholders ("short-term capital gain dividends").  This exception to withholding for interest-related dividends did not apply to distributions to a foreign shareholder (A) that had not provided a satisfactory statement that the beneficial owner was not a U.S. person, (B) to the extent that the dividend was attributable to certain interest on an obligation if the foreign shareholder was the issuer or was a 10% shareholder of the issuer, (C) that was within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend was attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation.  The exception to withholding for short-term capital gain dividends did not apply to (A) distributions to an individual foreign shareholder who was present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions subject to special rules regarding the disposition of U.S. real property interests. In the case of shares held through an intermediary, the intermediary may have withheld even if the Fund reported all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders.

This exemption from withholding for interest-related and short-term capital gain dividends has expired for distributions with respect to taxable years of the Fund beginning on or after January 1, 2014.  Therefore, as of the date of this SAI, the Fund (or intermediary, as applicable) is currently required to withhold on distributions to foreign shareholders attributable to net interest or short-term capital gains that were formerly eligible for this withholding exemption. It is currently unclear whether Congress will extend this exemption for distributions with respect to taxable years of the Fund beginning on or after January 1, 2014, and what the terms of such an extension would be, including whether such extension would have retroactive effect.

Foreign persons should contact their intermediaries regarding the application of these rules to their accounts.

A foreign shareholder generally is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met.

Table of Contents - Statement of Additional Information (SAI)

If a beneficial holder of Fund shares who is a foreign shareholder has a trade or business in the United States, and the dividends are effectively connected with the beneficial holder’s conduct of that trade or business, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

If a beneficial holder of Fund shares who is a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by that beneficial holder in the United States.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders in the Fund should consult their tax advisers in this regard.

A beneficial holder of Fund shares who is a foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.

Tax Shelter Reporting Regulations

Under Treasury regulations, if a shareholder recognizes a loss on disposition of the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts.  Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of the Fund by vote or value could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts.  Shareholders should consult a tax advisor regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements.

The Foreign Account Tax Compliance Act (“FATCA”) generally requires the Fund to obtain information sufficient to identify shareholders that are themselves subject to FATCA certification, reporting and withholding requirements.  If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on dividends, including Capital Gain Dividends, and the proceeds of the sale, redemption or exchange of Fund shares.  If a payment by the Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., Capital Gain Dividends and short-term capital gain and interest-related dividends), beginning as early as July 1, 2014.

Table of Contents - Statement of Additional Information (SAI)

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Each distribution is accompanied by a brief explanation of the form and character of the distribution.  Early in each year, the Fund issues to each shareholder a statement of the federal income tax status of all distributions made by the Fund during the prior year.

The Fund is organized as a Massachusetts business trust and generally will not be liable for any income or franchise tax in the Commonwealth of Massachusetts.  If the Fund qualifies as a RIC for U.S. federal income tax purposes and pays no federal income tax, it generally will also not be liable for New York State income taxes, other than a nominal corporation franchise tax (as adjusted by the applicable New York State surtaxes).

The foregoing discussion is a general summary of certain of the material U.S. federal income tax consequences to U.S. persons (as defined below) of owning and disposing of shares in the Fund.  This summary is based on the provisions of the Code, final, temporary and proposed U.S. Treasury Regulations promulgated thereunder, and administrative and judicial interpretations thereof, all as in effect on the date hereof, and all of which are subject to change, possibly with retroactive effect.

Shareholders of the Fund may be subject to state, local and foreign taxes on distributions received from the Fund and on redemptions of the Fund’s shares.  Also, this summary does not deal with all aspects of U.S. federal income taxation that may be relevant to particular shareholders in light of their particular circumstances.  Accordingly, shareholders should consult their tax advisers about the application of the provisions of tax law described in this SAI and the tax consequences of investing in the Fund, in light of their particular tax situations.

ORGANIZATION AND CAPITALIZATION

General

The Fund is an open-end management investment company established under the laws of the Commonwealth of Massachusetts by a Declaration of Trust dated April 12, 1982, as amended and restated on July 30, 2013 (the “Declaration of Trust”).  Previously known as the Risk Portfolio of The Ayco Fund, the Fund commenced doing business as The Merger Fund on January 31, 1989.  The Fund’s name was formally changed to The Merger Fund on August 22, 1989.

Table of Contents - Statement of Additional Information (SAI)

The Fund’s activities are supervised by its Trustees, who are elected by the Fund’s shareholders.  The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares.  The Trustees are also empowered by the Declaration of Trust and the By-Laws to create additional series of shares, or portfolios.

As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless required by the 1940 Act.  In such an event, the Trustees then in office will call a shareholders’ meeting for the election of Trustees.  Except for the foregoing and unless removed by action of the shareholders in accordance with the Fund’s By-Laws, the Trustees shall continue to hold office and may appoint successor Trustees.  The Trustees shall only be liable in cases of their willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

The shares of the Fund are divided into two classes: Investor Class and Institutional Class. The share classes each have different eligibility and minimum investment requirements, which are disclosed in the Fund’s prospectus. The multiple class structure could be terminated should certain IRS rulings or SEC regulatory positions be rescinded or modified.

The underlying assets attributable to a class of the Fund are charged with the expenses attributable to that class of the Fund and with a share of the general expenses of the Fund. Any general expenses of the Fund that are not readily identifiable as belonging to a particular class of the Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine.

Shares of the Fund’s common stock entitle their holders to one vote per share.  Shares have non-cumulative voting rights in the election of Trustees, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees and, in such event, the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons as Trustees.  Shares of classes may have different voting rights, such as (i) when required by the Investment Company Act of 1940; or (ii) when the Trustees determine that such a matter affects only the interests of a particular class. Shares have no preemptive or subscription rights.

Control Persons and Principal Shareholders

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.

The following entities each hold of record 5% or more of the outstanding shares of each class of the Fund as of April 1, 2014:

NAME AND ADDRESS	CLASS	PERCENT HELD
National Financial Services LLC 200 Liberty Street New York, NY 10281	Investor	41.77%

Table of Contents - Statement of Additional Information (SAI)

Wells Fargo Bank, N.A. PO Box 1533 Minneapolis, MN 55480-1533	Investor	19.09%
Charles Schwab & Co. Inc.
211 Main Street
San Francisco, CA 94105-1905

National Financial Services LLC
499 Washington Boulevard
Jersey City, NJ 07310-2010

TD Ameritrade Inc.
PO Box 2226
Omaha, NE 68103-2226
	Investor Institutional Institutional	17.17% 80.96% 10.63%

Shareholder and Trustee Liability

The Fund is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust.  The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and provides for indemnification out of Fund property of any shareholder held personally liable for the obligations of the Fund.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations.  Management believes that, in view of the above, the risk of personal liability of shareholders is remote.  The Declaration of Trust does not require the Fund to hold annual meetings of shareholders.  However, the Fund will hold special meetings when required by federal or state securities laws.  The holders of at least 10% of the Fund’s outstanding shares have the right to call a meeting of shareholders for the purpose of voting upon the removal of one or more Trustees, and in connection with any such meeting, the Fund will comply with the provisions of Section 16(c) of the 1940 Act relating to shareholder communications.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Table of Contents - Statement of Additional Information (SAI)

PORTFOLIO MANAGERS

The following table shows information regarding other accounts managed by each portfolio manager as of December 31, 2013.

Name of Portfolio Manager	Category	Number of Accounts	Total Assets in Accounts	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Roy D. Behren	Registered Investment Companies	3	$5,270,340,069	1	$239,244,450
	Other Pooled Investment Vehicles	2	$ 94,972,299	2	$ 94,972,299
	Other Accounts	0	$0	0	$0
Michael T. Shannon	Registered Investment Companies	3	$5,270,340,069	1	$239,244,450
	Other Pooled Investment Vehicles	2	$ 94,972,299	2	$ 94,972,299
	Other Accounts	0	$0	0	$0

Mr. Behren and Mr. Shannon are the principal owners of the Adviser.

Each of Messrs. Behren and Shannon has entered into a service agreement with the Adviser under which he receives distributions in his capacity as a principal of a limited liability company that is a member of the Adviser.  Their compensation is not linked by formula to the absolute or relative performance of the Fund, the Fund’s net assets or to any other specific benchmark.  Because Mr. Behren and Mr. Shannon are members of the Adviser, their compensation is determined in large part by the Adviser’s overall profitability, an important component of which is the level of fee income earned by the Adviser.  Pursuant to investment advisory agreements between the Adviser and the Fund, the Adviser is paid a fixed percentage of the net assets of the Fund and, therefore, its fee income will vary as those assets increase or decrease due to investment performance and subscription and redemption activity.

Messrs. Behren and Shannon also receive compensation from their interests in an affiliated registered investment adviser which manages an investment trust and other private investment funds that engage in merger arbitrage.  For its services, the affiliated adviser receives both a management fee and a percentage of the profits, if any, generated by such trust or funds.

The fact that Messrs. Behren and Shannon serve as portfolio managers of the Fund and as portfolio managers of other institutional and non-registered investment accounts creates the potential for a conflict of interest, since receipt of a portion of any profits realized by the accounts that are charged a performance-based fee could, in theory, create an incentive to favor such accounts (e.g., by allocating to them the most favorable investment opportunities or by allocating more resources and time to managing those accounts).  However, the Adviser believes that any conflicts of interest are mitigated, at least in part, for the following reasons: (i) the Fund and the other accounts all engage in merger arbitrage and, in many respects, are managed in a similar fashion; (ii) the Adviser follows strict and detailed written allocation procedures designed to allocate securities purchases and sales among the Fund and the other institutional and non-registered investment accounts in a fair and equitable manner over time; and (iii) all allocations and fair-value pricing reports are subject to review by the Adviser’s Chief Compliance Officer.

Table of Contents - Statement of Additional Information (SAI)

As of December 31, 2013, Mr. Behren beneficially owned over $1,000,000 of equity securities in the Fund and Mr. Shannon beneficially owned over $1,000,000 of equity securities in the Fund.

ALLOCATION OF PORTFOLIO BROKERAGE

Subject to the supervision of the Trustees, decisions to buy and sell securities for the Fund are made by the Adviser.  The Adviser is authorized by the Trustees to allocate the orders placed by it on behalf of the Fund to broker-dealers who may, but need not, provide research or other services in respect of commissions paid by the Fund.

In selecting a broker-dealer to execute any given transaction, the Adviser may take the following factors, among other things, into consideration:  the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis.

Broker-dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker-dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided, either in terms of the particular transaction or the Adviser’s overall responsibilities for accounts over which the Adviser exercises investment discretion.

When placing brokerage orders on behalf of the Fund, the Adviser uses reasonable efforts to select broker-dealers whose services are available at competitive commission rates, although the Adviser does not select broker-dealers solely on the basis of commission rates.  Consequently, the Adviser may pay a broker-dealer a commission in excess of that which another broker-dealer might have charged for effecting the same transaction. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund.

When the Fund and the other accounts over which the Adviser or its affiliate exercises investment discretion are engaged in the simultaneous purchase or sale of the same securities, the Adviser and its affiliate may aggregate the orders.  As a result of the practice of bunching orders, the Adviser and its affiliate often must allocate purchases and sales of securities among different client accounts following the execution of a bunched purchase or sale order.  The Adviser maintains a policy of allocating the executions in a manner which seeks to treat all the accounts involved fairly and equitably over time.

Table of Contents - Statement of Additional Information (SAI)

For the fiscal years ended December 31, 2013, December 31, 2012, the three months ended December 31, 2011 and the fiscal year ended September 30, 2011, the Fund paid brokerage commissions of approximately $16,301,243, $16,326,947, $4,058,194 and $18,926,736 respectively.  For the fiscal year ended December 31, 2013, the Fund paid brokerage commissions of $2,761,131 to one broker-dealer with respect to research services provided by third parties, an amount equal to approximately 16.94% of the brokerage commissions paid by the Fund during the period.  However, the Fund paid $792,640 for research services with soft-dollar credits.

PORTFOLIO TURNOVER

The portfolio turnover rate may be defined as the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio, excluding from both the numerator and the denominator (1) securities with maturities at the time of acquisition of one year or less and (2) short positions.  For the fiscal years ended December 31, 2013 and December 31, 2012, the Fund’s portfolio turnover rates were 194.47% and 240.32%, respectively.

The Fund may invest portions of its assets to seek short-term capital appreciation.  The Fund’s investment objective and corresponding investment policies can be expected to cause the portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company.

Merger-arbitrage investments are characterized by a high turnover rate because, in general, a relatively short period of time elapses between the announcement of a reorganization and its completion or termination.  Many mergers and acquisitions are consummated in less than six months, while tender offers are often completed in less than two months.  Liquidations and certain other types of corporate reorganizations usually require more than six months to complete.  Short-term trading involves increased brokerage commissions, which expense is ultimately borne by the shareholders.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Fund has selected PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Suite 1800, Milwaukee, Wisconsin 53202, as its independent registered public accounting firm.

CUSTODIAN, TRANSFER AGENT, DIVIDEND-PAYING AGENT,
ACCOUNTING SERVICES AGENT AND ADMINISTRATOR

U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 is the Fund’s transfer agent and dividend-paying agent.  U.S. Bank, N.A. (“U.S. Bank”), Custody Operations, 1555 N. Rivercenter Drive, Suite 302, Milwaukee, WI 53102, acts as the Fund’s custodian.  U.S. Bancorp and U.S. Bank are affiliated companies.

Table of Contents - Statement of Additional Information (SAI)

The custody services performed by U.S. Bank include maintaining custody of the Fund’s assets, record keeping, processing of portfolio securities transactions, collection of income, special services relating to put and call options and making cash disbursements.  U.S. Bank is also custodian for The Merger Fund IRA Plan and other qualified retirement plans through which certain investors may invest in the Fund.  U.S. Bank takes no part in determining the investment policies of the Fund or in deciding which securities are purchased or sold by the Fund.  The Fund pays to U.S. Bank a custodian fee, payable monthly, based on a percentage of the value of the Fund’s assets, plus a fee for each transaction with respect to the Fund’s portfolio securities, which varies depending on the nature of the transaction.  For the fiscal year ended December 31, 2013, the Fund paid U.S. Bank a custodian fee of $351,911.

As the Fund’s transfer agent and dividend-paying agent, U.S. Bancorp provides services that include:  performing customary transfer agent functions; making dividend and distribution payments; administering shareholder accounts in connection with the issuance, transfer and redemption of the Fund’s shares; performing related record keeping services; answering shareholders correspondence; mailing reports, proxy statements, confirmations and other communications to shareholders; and filing tax information returns.  U.S. Bancorp’s annual transfer agent fee is equal to a maximum of $15 per shareholder account.  For the fiscal year ended December 31, 2013, the Fund paid U.S. Bancorp transfer agent and shareholder servicing agent fees of $809,524.

U.S. Bancorp also serves as the Fund’s accounting services agent and Fund Administrator.  As such, U.S. Bancorp provides a variety of administrative and accounting services to the Fund, such as accounting relating to the Fund’s portfolio and portfolio transactions, the determination of NAV and pricing of the Fund’s shares of beneficial interest, and maintaining the books of account of the Fund.  Accounting services for the Fund are provided pursuant to a separate agreement with U.S. Bancorp.  The Fund pays U.S. Bancorp a percentage of the value of the Fund’s assets.  For the fiscal year ended December 31, 2013, the Fund paid U.S. Bancorp accounting fees of $402,767.

Under the Fund Administration Servicing Agreement, U.S. Bancorp maintains the books, accounts and other documents required by the 1940 Act; prepares the Fund’s financial statements and tax returns; prepares certain reports and filings with the SEC; furnishes statistical and research data, clerical, accounting and bookkeeping services and office supplies; and generally assists in all aspects of the Fund’s operations.  U.S. Bancorp, as Administrator, furnishes office space and all necessary office facilities, equipment and executive personnel for performing the services required pursuant to the agreement.  For the foregoing, the Fund pays U.S. Bancorp a fee, payable monthly, based on a percentage of the Fund’s average daily net assets.  For the fiscal year ended December 31, 2013, the Fund paid U.S. Bancorp administration fees of $1,430,568.  The Fund also reimburses U.S. Bancorp for all out-of-pocket expenses.

Additional Payments For Other Services. The Fund may make payments to financial intermediaries for sub-administration, sub-transfer agency, or other shareholder services with respect to the Fund.  Quasar, the Adviser or any of their affiliates may also, from time to time, make such payments to financial intermediaries out of their own resources and without additional cost to the Fund or its shareholders. Those payments are referred to below as “Services Payments.” These financial intermediaries are firms that, for compensation, provide certain administrative and account maintenance services to mutual fund shareholders. These financial intermediaries may include, among others, brokers, financial planners or advisers, banks (including bank trust departments), retirement plan and qualified tuition program administrators, third-party administrators, and insurance companies.

Table of Contents - Statement of Additional Information (SAI)

In some cases, a financial intermediary may hold its clients’ shares of a Fund in nominee or street name. Financial intermediaries may provide shareholder services, which may include, among other things: processing and mailing trade confirmations, periodic statements, prospectuses, annual and semiannual reports, shareholder notices, and other SEC-required communications; processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations.

The compensation paid by the Fund or by Quasar, the Adviser or their affiliates to an intermediary is typically paid continually over time, during the period when the intermediary’s clients hold investments in the Fund. The amount of continuing compensation paid to different financial intermediaries varies. In addition, the Fund or Quasar, the Adviser and their affiliates may also make payments to financial intermediaries to offset the cost associated with processing transactions in Fund shares or to pay financial intermediaries one-time charges for setting up access for the Funds on particular platforms, as well as transaction fees, or per position fees.  For the fiscal year ended December 31, 2013, the Fund paid Services Payments of $4,611,603.  These Services Payments may be in addition to the payments described under “Investment Adviser—Distributor and Other Service Providers.”

COUNSEL

The firm of Ropes & Gray LLP, 1211 Avenue of the Americas, New York, New York 10036, is counsel to the Fund.

EXPERTS

The financial statements of the Fund have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, which serves as the Fund’s experts in accounting and auditing.  Such financial statements, including the notes thereto and the report of the Fund’s independent registered public accounting firm thereon, are incorporated herein by reference to the Annual Report of the Fund dated December 31, 2013.

Table of Contents - Statement of Additional Information (SAI)

FINANCIAL STATEMENTS

The statement of assets and liabilities, including the schedules of investments, of options written and of securities sold short, as of December 31, 2013, the related statement of operations for the fiscal year ended December 31, 2013, statements of changes in net assets for the fiscal years ended December 31, 2013 and December 31, 2012, the financial highlights, and notes to the financial statements and the independent registered public accounting firm’s report to the Trustees and shareholders of the Fund dated February 28, 2014 (included in the Fund’s Annual Report) are incorporated herein by reference.  A copy of the Fund’s Annual Report may be obtained without charge from U.S. Bancorp by calling 1-800-343-8959.

Table of Contents - Statement of Additional Information (SAI)

APPENDIX A

Description of Moody’s and S&P’s Securities Ratings

The ratings of securities in which the Fund may invest will be measured at the time of purchase and, to the extent a security is assigned a different rating by one or more of the various rating agencies, the Adviser may use the highest rating assigned by any agency.   The Adviser will not necessarily sell an investment if its rating is reduced.  The following rating services describe rated securities as follows:

Moody’s Investors Service, Inc.

Global Long-Term Rating Scale

Aaa - Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa - Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A - Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa - Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba - Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B - Obligations rated B are considered speculative and are subject to high credit risk.

Caa - Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca - Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C - Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Table of Contents - Statement of Additional Information (SAI)

Global Short-Term Rating Scale

P-1 – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Short-Term Obligation Ratings

MIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Standard & Poor’s

Bonds

AAA - An obligation rated AAA has the highest rating assigned by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA - An obligation rated AA differs from the highest-rated obligations only to a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A - An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

Table of Contents - Statement of Additional Information (SAI)

BBB - An obligation rated BBB exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics.  BB indicates the least degree of speculation and C the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB - An obligation rated BB is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B - An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC - An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC - An obligation rated CC is currently highly vulnerable to nonpayment.  The CC rating is used when a default has not yet occurred, but Standard & Poor’s expects defaults to be a virtual certainty, regardless of the anticipated time to default.

C - An obligation rated C is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D - An obligation rated D is in payment default.  The D rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days.  The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to D if it is subject to a distressed exchange offer.

Notes:

SP-1 -- Strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

Table of Contents - Statement of Additional Information (SAI)

SP-2 -- Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 -- Speculative capacity to pay principal and interest.

Commercial paper

A-1 - A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 - A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 - A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Table of Contents - Statement of Additional Information (SAI)

PART C
OTHER INFORMATION

Item 28. Exhibits.

(a)	Articles of Incorporation
(i) Amended and Restated Declaration of Trust dated July 30, 2013. (Filed herewith)
(b)	Bylaws
(i) By-laws, as amended to date. (Previously filed as Exhibit 2 to Post-Effective Amendment No. 45 to the Registration Statement.)
(c)	Instruments Defining Rights of Security Holders — Incorporated by reference to the Amended and Restated Declaration of Trust.
(d)	Investment Advisory Agreement

(i)  Investment Advisory Contract between the Fund and Westchester Capital Management, LLC, dated January 1, 2011. (Previously filed as Exhibit 4-1 to Post-Effective Amendment No. 43 to the Registration Statement.)

(ii) Amended and Restated Fee Waiver Agreement between the Fund and Westchester Capital Management, LLC, dated as of January 1, 2014. (Filed herewith)
(e)	Underwriting Agreement

(i)  Distribution Agreement between the Fund and Quasar Distributors, LLC, dated as of February 21, 2012.  (Previously filed as Exhibit 5 to Post-Effective Amendment No. 47 to the Registration Statement.)

(f)	Bonus or Profit Sharing Contracts
(i) Deferred Compensation Plan. (Previously filed as Exhibit 8 to Post-Effective Amendment No. 17 to the Registration Statement.)
(g)	Custody Agreement

(i)  Amended and Restated Custody Agreement between the Fund and U.S. Bank National Association, dated as of July 15, 2008. (Previously filed as Exhibit 7 to Post-Effective Amendment No. 39 to the Registration Statement.)

(ii)  First Amendment to the Amended and Restated Custody Agreement by and between the Fund and U.S. Bank, N.A., dated as of January 19, 2011. (Previously filed as Exhibit 7-1 to Post-Effective Amendment No. 45 to the Registration Statement.)

(h)	Other Material Contracts

(i) Amended and Restated Transfer Agent Servicing Agreement by and between the Fund and U.S. Bancorp Fund Services, LLC, dated as of February 2011. (Previously filed as Exhibit 8-2 to Post-Effective Amendment No. 45 to the Registration Statement.)

(ii)(A) Fund Accounting Servicing Agreement between the Fund and U.S. Bancorp Fund Services, LLC, dated January 11, 2006. (Previously filed as Exhibit 8-2 to Post-Effective Amendment No. 31 to the Registration Statement.)

(ii)(B) Amendment to the Fund Accounting Servicing Agreement by and between the Fund and U.S. Bancorp Fund Services, LLC, dated as of February 26, 2008. (Previously filed as Exhibit 8-4 to Post-Effective Amendment No. 39 to the Registration Statement.)

(ii)(C) Second Amendment to the Fund Accounting Servicing Agreement by and between the Fund and U.S. Bancorp Fund Services, LLC, dated as of January 19, 2011. (Previously filed as Exhibit 8-4(a) to Post-Effective Amendment No. 45 to the Registration Statement.)

(iii)(A) Fund Administration Servicing Agreement between the Fund and Firstar Mutual Fund Services, LLC (now known as U.S. Bancorp Fund Services, LLC), dated September 30, 1994. (Previously filed as Exhibit 9-3 to Post-Effective Amendment No. 18 to the Registration Statement.)

(iii)(B)   Amendment to the Fund Administration Servicing Agreement by and between the Fund and U.S. Bancorp Fund Services, LLC, dated as of February 26, 2008. (Previously filed as Exhibit 8-6 to Post-Effective Amendment No. 39 to the Registration Statement.)

(iii)(C) Amendment to the Fund Administration Servicing Agreement by and between the Fund and U.S. Bancorp Fund Services, LLC, dated as of January 19, 2011. (Previously filed as Exhibit 8-6(a) to Post-Effective Amendment No. 45 to the Registration Statement.)

(iv) Powers of Attorney. (Filed herewith)
(v) Services Agreement between the Fund and Charles Schwab & Co., Inc. dated December 8, 1994. (Previously filed as Exhibit 9-4 to Post-Effective Amendment No. 18 to the Registration Statement.)
(vi) Operating Agreement between the Fund and Charles Schwab & Co., Inc. dated December 8, 1994. (Previously filed as Exhibit 9-5 to Post-Effective Amendment No. 18 to the Registration Statement.)

(vii)   Master Securities Loan Agreement between the Fund and Bear, Stearns Securities Corp. dated October 3, 2007. (Previously filed as Exhibit 8-6 to Post-Effective Amendment No. 38 to the Registration Statement.)

(i)
Legal Opinion (Previously filed as Exhibit 9 to Post-Effective Amendment No. 45 to the Registration Statement.)
(i) Legal Consent of Fund Counsel. (Previously filed as Exhibit (i)(i) to Post-Effective Amendment No. 51 to the Registration Statement.)

(j)	Consent of Independent Registered Public Accounting Firm. (Filed herewith)
(k)	Omitted Financial Statements—Not applicable.
(l)	Initial Capital Agreements—Not applicable.
(m)	Rule 12b-1 Plan— The Merger Fund Amended and Restated Plan of Distribution Pursuant to Rule 12b-1 dated July 30, 2013. (Filed herewith)

(n)	Rule 18f-3 Plan (Previously filed as Exhibit (n) to Post-Effective Amendment No. 51 to the Registration Statement.)
(o)	Reserved
(p)	Codes of Ethics— Joint Code of Ethics of the Westchester Capital Management, LLC, Westchester Capital Partners, LLC, the Fund, The Merger Fund VL, and Westchester Capital Funds. (Filed herewith)

Item 29. Persons Controlled by or Under Common Control with Registrant.

Inapplicable.

Item 30. Indemnification.

The Trustees and officers of the Registrant are insured under a directors’ and officers’ liability insurance policy against loss incurred solely because of their positions as Trustees and officers of the Registrant. The policy coverage is, however, subject to a number of exclusions.

Reference is made to Section 7 of the Distribution Agreement between the Fund and Quasar Distributors, LLC, dated as of February 21, 2012.

ARTICLE IV of the Registrant’s Amended and Restated Declaration of Trust provides as follows:

Section 4.1. No Personal Liability of Shareholders, Trustees, Etc. No Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. No Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than to the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard of his duties with respect to such Person; and all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee, officer, employee, or agent, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability of the Trust, he shall not, on account thereof, be held to any personal liability. The Trust shall indemnify and hold each Shareholder harmless from and against all claims and liabilities, to which such Shareholder may become subject by reason of his being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. The indemnification and reimbursement required by the preceding sentence shall be made only out of the assets of the one or more Series of which the Shareholder who is entitled to indemnification or reimbursement was a Shareholder at the time the act or event occurred which gave rise to the claim against or liability of said Shareholder; and, to the extent necessary or appropriate to give effect to the preferences and special or relative rights and privileges of any Classes of Shares, may be allocated among one or more Classes of Shares of such Series. The rights accruing to a Shareholder under this Section 4.1 shall not impair any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

Section 4.2. Non-Liability of Trustees, Etc. No Trustee, officer, employee or agent of the Trust shall be liable to the Trust, its Shareholders, or to any Shareholder, Trustee, officer, employee, or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Section 4.3. Mandatory Indemnification. (a) Subject to the exceptions and limitations contained in paragraph (b) below:

(i) every person who is, or has been, a Trustee or officer of the Trust shall be indemnified by the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

(ii) the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Trustee or officer:

(i) against any liability to the Trust, a Series thereof, or the Shareholders by reason of a final adjudication by a court or other body before which a proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust;

(iii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(i) or (b)(ii) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office: (A) by the court or other body approving the settlement or other disposition; or (B) based upon a review of readily available facts (as opposed to a full trial-type inquiry) by (x) vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or (y) written opinion of independent legal counsel.

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a Person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a Person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

(d) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 4.3 may be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either:

(i) such undertaking is secured by a surety bond or some other appropriate security provided by the recipient, or the Trust shall be insured against losses arising out of any such advances; or

(ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4.3, a “Disinterested Trustee” is one who is not (i) an Interested Person of the Trust (including anyone who has been exempted from being an Interested Person by any rule, regulation, or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.

Section 4.4. No Bond Required of Trustees. No Trustee shall be obligated to give any bond or other security for the performance of any of his duties hereunder.

Section 4.5. No Duty of Investigation; Notice in Trust Instruments, Etc. No purchaser, lender, transfer agent or other Person dealing with the Trustees or any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively presumed to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. Every written obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking made or issued by the Trustees may recite that the same is executed or made by them not individually, but as Trustees under the Declaration, and that the obligations of the Trust under any such instrument are not binding upon any of the Trustees or Shareholders individually, but bind only the Trust Property, and may contain any further recital which they or he may deem appropriate, but the omission of such recital shall not operate to bind the Trustees individually. The Trustees shall at all times maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable.

Section 4.6. Reliance on Experts, Etc. Each Trustee and officer or employee of the Trust shall, in the performance of his duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of its officers or employees or by the Investment Adviser, the Distributor, Custodian, Transfer Agent, selected dealers, accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking:  Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.  Business and Other Connections of the Investment Adviser.

Westchester Capital Management, LLC, the Registrant’s investment adviser, also manages merger arbitrage accounts for high-net-worth individuals and other institutional investors. The information required by this Item 31 with respect to each member, officer or partner of Westchester Capital Management, LLC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the investment adviser and such members, officers or partners during the past two years is incorporated by reference to the Form ADV filed by Westchester Capital Management, LLC pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-72002).

Item 32. Principal Underwriters.

(a) Quasar Distributors, LLC, the Registrant’s principal underwriter as of December 1, 2013 acts as principal underwriter for the following investment companies:

AC One China Fund	Lawson Kroeker Funds
Academy Fund Trust	Litman Gregory Masters Funds
Advantus Mutual Funds	LKCM Funds
Aegis Funds	LoCorr Investment Trust
Akre Funds	Loeb King Funds
Allied Asset Advisors Funds	Logan Capital Funds
Alpha Funds	MainGate MLP Funds
AlphaClone ETF Fund	Matrix Asset Advisors, Inc.
Alpine Equity Trust	McKinley Funds
Alpine Income Trust	MD Sass
Alpine Series Trust	Merger Fund
American Trust	Monetta Fund, Inc.
AMI Funds	Monetta Trust
Appleton Group	Morgan Dempsey Funds
Appleton Partners Inc	Muhlenkamp (Wexford Trust)
Balter Liquid Alternatives Funds	Muzinich Funds
Barrett Growth Fund	New Path Funds
Barrett Opportunity Fund	Nicholas Funds
Becker Value Equity Fund	Nuance Funds
Boston Common Funds	Orinda Funds
Brandes Investment Trust	O'Shaughnessy Funds
Bridge Builder Trust	Osterweis Funds
Bridges Investment Fund, Inc.	Otter Creek Funds
Bright Rock Funds	Pension Partners Funds
Brookfield Investment Funds	Permanent Portfolio Funds
Brown Advisory Funds	Perritt Funds, Inc.
Buffalo Funds	PIA Funds

Bushido Funds	Poplar Forest Partners Fund
CAN SLIM Select Growth Fund	Port Street Funds
Capital Advisors Funds	Portfolio 21
Capital Guardian Funds Trust	Primecap Odyssey Funds
Chase Funds	Prospector Funds
Coho Partners	Provident Mutual Funds, Inc.
Coldstream Funds	Purisima Funds
Collins Capital Funds	Pzena Funds
Congress Funds	Rainier Funds
Consilium Funds	RBC Funds Trust
Contravisory Funds	Reinhart Funds
Convergence Funds	Rockefeller Funds
Cove Street Capital Funds	Samson Funds
Cushing MLP Funds	Scharf Funds
Davidson Funds	Schooner Investment Group
Dearborn Funds	SCS Financial Funds
DoubleLine Funds	Semper Funds
DSM Capital Funds	Shenkman Funds
Edgar Lomax Value Fund	Smead Value Fund
Evermore Global Investors Trust	Smith Group Funds
FactorShares Trust	Snow Capital Family of Funds
First American Funds, Inc.	Strategic Income Funds
Fort Pitt Capital Group, Inc.	Stone Ridge Funds
Fund X Funds	Stone Ridge Trust II
Geneva Advisors Funds	Thomas White Funds
Gerstein Fisher Funds	Thompson IM Funds, Inc.
Glenmede Fund, Inc.	Tiedemann Funds
Glenmede Portfolios	TIFF Investment Program, Inc.
GoodHaven Funds	Tortoise Funds
Great Lakes Funds	Tygh Capital Management
Greenspring Fund	USA Mutuals Funds
Guinness Atkinson Funds	USFS Funds
Harding Loevner Funds	Vident Funds
Hennessy Funds Trust	Villere & Co.
Hilton Capital	Visium Funds
Hodges Funds	Wall Street Fund, Inc.
Hotchkis & Wiley Funds	Wasmer Schroeder Funds
Huber Funds	WBI Funds
Intrepid Capital Management	Westchester Capital Funds
IronBridge Funds	Windowpane Advisors, LLC
Jacob Funds, Inc.	Wisconsin Capital Funds, Inc.
Jensen Funds	WY Funds
Kellner Funds	YCG Funds
Kirr Marbach Partners Funds, Inc	Ziegler Strategic Income Fund

(b) To the best of Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows

Name and Principal Business Address	Position and Offices with Underwriter	Positions and Offices with Fund
James R. Schoenike(1)	President, Board Member	None
Andrew M. Strnad(2)	Vice President, Secretary	None
Susan LaFond(1)	Vice President, Treasurer	None
Teresa Cowan(1)	Senior Vice President, Assistant Secretary	None
John Kinsella(3)	Assistant Treasurer	None
Brett Scribner(3)	Assistant Treasurer	None
Joseph Bree(1)	Chief Financial Officer	None
Joe Redwine(1)	Board Member	None
Robert Kern(4)	Board Member

(1) This individual is located at 615 East Michigan Street, Milwaukee, Wisconsin 53202.
(2) This individual is located at 6602 East 75th Street, Indianapolis, Indiana 46250.
(3) This individual is located at 800 Nicollet Mall, Minneapolis, Minnesota 55402.
(4) This individual is located at 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

(c) None

Item 33. Location of Accounts and Records.

Certain accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained at the offices of the Registrant at 100 Summit Lake Drive, Valhalla, New York 10595, at the offices of the Registrant’s distributor, Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, at the offices of the Registrant’s transfer agent, U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 and at the offices of the Registrant’s custodian, U.S. Bank, N.A., 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212.

Item 34. Management Services.

Not applicable.

Item 35. Undertakings.

Not applicable.

Exhibit Index

Exhibit No.
(a)(i)	Amended and Restated Declaration of Trust dated July 30, 2013.
(d)(ii)	Amended and Restated Fee Waiver Agreement between the Fund and Westchester Capital Management, LLC.
(h)(iv)	Powers of Attorney.
(j)	Consent of Independent Registered Public Accounting Firm.
(m)	The Merger Fund Amended and Restated Plan of Distribution Pursuant to Rule 12b-1 dated July 30, 2013.
(p)	Joint Code of Ethics of the Westchester Capital Management, LLC, Westchester Capital Partners, LLC, the Fund, The Merger Fund VL, and Westchester Capital Funds.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (the “Securities Act”) and the Investment Company Act of 1940 (the “1940 Act”), each as amended, the Registrant, The Merger Fund, certifies that it meets all of the requirements for effectiveness under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 53 under the Securities Act and Amendment No. 54 under the 1940 Act to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 28th day of April, 2014.

The Merger Fund

By:	/s/ Roy Behren
Roy Behren
Title:	Co-President; Treasurer and Trustee

By:	/s/ Michael T. Shannon
Michael T. Shannon
Title:	Co-President and Trustee

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 53 to The Merger Fund’s Registration Statement under the Securities Act has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date
/s/ Roy Behren Roy Behren	Co-President; Treasurer and Trustee	April 28, 2014
/s/ Michael T. Shannon Michael T. Shannon	Co-President; Trustee	April 28, 2014
James P. Logan, III* James P. Logan, III	Trustee	April 28, 2014
Barry Hamerling* Barry Hamerling	Trustee	April 28, 2014
Richard V. Silver* Richard V. Silver	Trustee	April 28, 2014
Christianna Wood* Christianna Wood	Trustee	April 28, 2014

* By:	/s/ Roy Behren
Roy Behren
Attorney-in-Fact**

**Pursuant to Powers of Attorney for each of Barry Hamerling, Richard V. Silver, and Christianna Wood filed herewith as Exhibit (h)(iv) and a Power of Attorney for James P. Logan, III previously filed as Exhibit (h)(iv) to Post-Effective Amendment No. 49 to the Registration Statement filed on April 30, 2013.